As filed with the Securities and Exchange Commission on December 11, 2015

Securities Act Registration No. 333-[            ]

Investment Company Registration No. 811-23119

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.

Post-Effective Amendment No.

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No.

Sound Point Alternative Income Fund

(Exact Name of Registrant as Specified in Charter)

375 Park Avenue

25th Floor

New York, New York 10152

(Address of Principal Executive Offices)

(212) 895-2280

(Registrant’s Telephone Number, Including Area Code)

Brian M. Feldman

375 Park Avenue

25th Floor

New York, New York 10152

(212) 895-2280

(Name and Address of Agent for Service)

Copies to:

Steven M. Giordano

Morgan Lewis & Bockius LLP

One Federal Street

Boston, MA 02110

(617) 341-7700

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box)

☐	when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price per Unit(1)	Proposed Maximum Aggregate Offering Price(1)(2)	Amount of Registration Fee
Common Stock ($0.001 par value per share)	50,000 shares	$20.00	$1,000,000	$100.70

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Includes the underwriters’ overallotment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such dates as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The Fund (as defined below) may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

PRELIMINARY PROSPECTUS DATED DECEMBER 11, 2015

PROSPECTUS

Shares

Sound Point Alternative Income Fund

Common Stock

$20.00 per share

Investment Objective. Sound Point Alternative Income Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company with no operating history. The Fund’s investment objective is to seek an attractive risk-adjusted level of total return, primarily through current income and secondarily through capital appreciation. There can be no assurance that the Fund will be able to achieve its investment objective or structure its investment portfolio as anticipated.

Limited Term. The Fund will terminate on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ], absent shareholder approval to amend the limited term provision of the Fund’s Declaration of Trust, as provided therein. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the termination date for one year, to [        ] [    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. The Fund’s investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $20.00 per common share on the termination date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

Investment Strategy and Policies. The Fund will seek to achieve its investment objective by investing primarily in (i) senior secured loans (“Senior Loans”) made principally to companies whose debt is rated below investment grade; (ii) corporate bonds (“Corporate Bonds”) that are expected to be mainly high yield issues rated below investment grade, including stressed or distressed, non-performing corporate debt; (iii) a variety of long and short positions in equity securities, including common stock and preferred stock, and corporate credit-related instruments that seek to take advantage of the impact of transformative corporate events, such as bankruptcies, mergers, reorganizations, spin-offs, restructurings and material litigation, on the market value of assets before and after such events occur; (iv) other fixed-income instruments of a similar nature that may be represented by Derivatives (as defined in this prospectus); and (v) equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by diverse portfolios consisting predominantly of below investment grade U.S. and non-U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors (“CLO Securities”).

The Fund expects initially that many of the debt instruments in which the Fund will invest will be rated below investment grade. Debt instruments rated below investment grade are often referred to as “high yield” securities or “junk bonds” and are high risk and considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such instruments may also be difficult to value and illiquid.

While the Fund may invest in securities of any duration, under current market conditions the Fund is expected to seek to manage its portfolio to a short to moderate duration of approximately three months to five years.

Listing. The Fund intends to apply for listing on [                    ], under the ticker symbol “[                    ].”

No Prior History. The Fund is a newly formed entity and has no previous operating or trading history upon which you can evaluate the Fund’s performance. Shares of closed-end management investment companies that are listed on an exchange, such as those of the Fund, frequently trade at prices that reflect a discount from their net asset values, which may increase investors’ risk of loss. This risk may be greater for investors expecting to sell their shares in a relatively short period of time after completion of the public offering.

Investing in shares of the Fund’s common stock involves certain risks. You could lose some or all of your investment. See “Risk Factors” beginning on page 46 of this prospectus. Certain of these risks are summarized in “Prospectus Summary—Risks Factors” beginning on page 9 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share			Total(1)
Public offering price	$	[	]	$	[	]
Sales load	$	[	]	$	[	]
Estimated offering expenses	$	[	]	$	[	]
Proceeds, after expenses, to the Fund(2)	$	[	]	$	[	]

(footnotes on inside front cover)

The underwriters expect to deliver the shares of the Fund’s common stock to purchasers on or about [            ], 2016.

[Underwriters]

The date of this prospectus is [            ], 2016.

(footnotes from previous page)

(1)	The underwriters named in this prospectus have an option to purchase up to [ ] additional shares of common stock at the public offering price, less the sales load, within [ ] days of the date of this prospectus. If such option is exercised in full, the total public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $[ ], $[ ], $[ ] and $[ ], respectively. See “Underwriting.”
(2)	The Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $[ ] per share of common stock. The Adviser has also agreed to pay all of the Fund’s organizational expenses. Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $[ ], which represents $[ ] per share of common stock. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund. See “Summary of Fund Expenses.”

(continued from previous page)

Investment Adviser. Sound Point Capital Management, L.P., a Delaware limited partnership, serves as the Fund’s investment adviser.

The Adviser, on behalf of itself and certain of its affiliates (other than the Fund), expects to enter into an agreement with [                    ] in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended, under which [                    ], as agent for the Adviser and such affiliates, will purchase in the open market up to $[        ] million in the aggregate of the Fund’s common shares during the period beginning [    ] days after the date of this Prospectus and ending [    ] days after the date of this Prospectus, subject to a variety of market and discount conditions and a daily purchase limit. See “The Adviser—Related Party Transactions.”

Leverage. The Fund may, from time to time, employ leverage in pursuit of additional return and to the extent permitted by the Investment Company Act of 1940, as amended (the “Investment Company Act”), and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtain ratings on any preferred stock or debt issued by the Fund. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. In addition, the Fund may engage in investment management techniques other than the foregoing that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments (collectively referred to as “effective leverage”). The Fund anticipates that its use of effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings. However, the Fund’s effective leverage will not exceed 50% of the Fund’s Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Fund’s use of derivatives for hedging purposes will not be counted toward the Fund’s limit on effective leverage. There is no assurance that the Fund will utilize any form or combination of leverage. There can be no assurance that the Fund’s leveraging strategy will be successful. Leverage increases the volatility of investments and magnifies the potential for loss on amounts invested, therefore increasing the risks associated with investing in the Fund. See “Leverage,” and “Risk Factors—Principal Risks Relating to Fund Operations—Leverage risk.”

Investment Process. The Adviser will seek to implement the Fund’s investment strategy by using a fundamental, research intensive approach to identify investment opportunities with a positive risk/reward scenario. This generally includes a thorough understanding of both the macroeconomic forces in the marketplace and the microeconomic factors that affect a particular investment. On the macroeconomic level, understanding local and national economies will be vital to asset selection. Understanding general market dynamics involving relative supply and demand equations will also be important in identifying potentially promising investment opportunities. On the microeconomic level, detailed analysis at both the security level and structure level will be critical to assessing security valuations, while loan level and portfolio level assessments will drive loan and equity valuations, respectively.

This prospectus provides information that you should know about the Fund before investing. Please read this prospectus carefully before you invest, and keep it for future reference. Information required to be in the Fund’s statement of additional information is found in this prospectus. Additional information about the Fund has been filed with the Securities and Exchange Commission (“SEC”) and is available upon written or oral request and without charge.

Information about the Fund can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the public reference room. This information also is available on the SEC’s Internet site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549-0102. You may also email requests for these documents to publicinfo@sec.gov.

For a free copy of the Fund’s annual or semi-annual report (following the Fund’s completion of an annual or semi-annual period, as applicable) or to request other information or make shareholder inquiries about the Fund, please write to the Fund at 375 Park Avenue, 25th Floor, New York, New York 10152 or call (212) 895-2280 or visit the Fund’s website at www.[                    ].com. All website addresses herein are inactive textual references, and the information from websites is not incorporated into this prospectus.

The Fund’s shares of common stock do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized any other person to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information in this prospectus is accurate as of any date other than the date of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. This summary does not contain all of the information that you should consider before investing in the common shares. You should review the more detailed information contained elsewhere in this prospectus, especially the information under the heading “Risk Factors.”

The Fund	Sound Point Alternative Income Fund (the “Fund”) is organized as a Delaware statutory trust and registered with the SEC under the Investment Company Act as a closed-end, non-diversified management investment company. Sound Point Capital Management, L.P. (the “Adviser”) serves as the Fund’s investment adviser.

Limited Term

Absent shareholder approval to amend the limited term provision of the Fund’s Declaration of Trust as provided therein, the Fund’s Declaration of Trust provides that the Fund will terminate at the close of business on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ] (the “Termination Date”), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to [        ] [    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (which date shall then become the Termination Date).

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy. As a result, the Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. If on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. The Fund does not seek to return $20.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per common share. Unless the Fund’s term is shortened or extended by the Fund’s Board of Trustees or the shareholders, as described above, the Fund currently expects to complete its final distribution on or about [        ] [    ], [        ], but the liquidation process could be extended depending on market conditions at that time.

Prior to the Termination Date, the Board of Trustees will consider whether it is in the best interests of the Fund to terminate and liquidate. If the Board of Trustees determines that under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of the Fund, the Board of Trustees, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Fund’s Declaration of Trust at a regular or special meeting of shareholders. An amendment to the limited term provision of the Fund’s Declaration of Trust requires approval by a majority of the Fund’s outstanding voting securities as defined under the Investment Company Act of 1940, as amended (the “Investment Company Act”), which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where more than 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Unless the Termination Date is amended by shareholders in accordance with the Fund’s Declaration of Trust, the Fund currently expects that it will be terminated no later than [        ] [    ], [        ] (regardless of any change in state law affecting the ability of the Board of Trustees to amend the Declaration of Trust).

The Offering	The Fund is offering [ ] shares of its common stock, par value $0.001 per share (“common shares”), at $[ ] per share through a group of underwriters (the “Underwriters”) led by [ ]. You must purchase at least 100 common shares in order to participate in this offering. The Fund has given the Underwriters an option to purchase up to [ ] additional common shares. See “Underwriting.”

Who May Wish to Invest

Investors should consider their investment goals, financial situation and needs, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

The Fund may be an appropriate investment for:

	•	Long-term investors seeking the potential for attractive total return, primarily through current income and, secondarily, capital appreciation.

	•	Fixed income investors seeking investment in, and who are willing to bear the risk of, a fixed income portfolio that invests primarily in securities that are, or are issued by companies that are, rated below investment grade, including senior secured loans, corporate bonds, other fixed-income instruments of a similar nature that may be represented by Derivatives (as defined in this prospectus); and (iv) equity and junior debt tranches of “high yield” securities, that is dynamically managed to account for interest rate risk, credit risk and duration and under current market conditions is expected to be managed to seek short to moderate portfolio duration.

	•	Investors who believe interest rates and inflation may rise in the future and want the benefits that floating rate fixed income investments may offer.

	•	Investors seeking access to the investment acumen of the Adviser.

Investment Objective

The Fund’s investment objective is to seek an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund’s investment objective is not fundamental and may be changed by the board of Trustees of the Fund (the “Board of Trustees” or the “Board”) on 60 days’ prior written notice to shareholders.

Investment Strategies	The Fund will seek to achieve its investment objective by investing primarily in (i) senior secured loans (“Senior Loans”) made principally to companies whose debt is rated below investment grade; (ii) corporate bonds (“Corporate Bonds”) that are expected to be mainly high yield issues rated below investment grade, including stressed or distressed, non-performing corporate debt; (iii) a variety of long and short positions in equity securities, including common stock and preferred stock, and corporate credit-related instruments that seek to take advantage of the impact of transformative corporate events, such as bankruptcies, mergers, reorganizations, spin-offs, restructurings and material litigation, on the market value of assets before and after such events occur; (iv) other fixed-income instruments of a similar nature that may be represented by Derivatives (as defined in this prospectus); and (v) equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by diverse portfolios consisting predominantly of below investment grade U.S. and non-U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors (“CLO Securities”).

The Fund expects initially that many of the debt instruments in which the Fund will invest will be rated below investment grade. Debt instruments rated below investment grade are often referred to as “high yield” securities or “junk bonds” and are high risk and considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such instruments may also be difficult to value and illiquid.

While the Fund may invest in securities of any duration, under current market conditions the Fund is expected to seek to manage its portfolio to a short to moderate duration of approximately three months to five years.

“Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability.

The Adviser will seek to implement the Fund’s investment strategy by using a fundamental, research intensive approach to identify investment opportunities with a positive risk/reward scenario.

Senior Loans. Senior Loans generally hold a first or second lien priority interest over the assets of the relevant borrower and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a spread. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds and other debt instruments, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Senior Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.” The Fund may invest in Senior Loans through assignments of or, to a lesser extent, participations in Senior Loans. The Fund may utilize various types of derivative instruments (“Derivatives”), including total return swaps, for the purpose of gaining exposure to Senior Loans.

Corporate Bonds. Corporate Bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s performance and perceptions of the Borrower in the market place. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may utilize various types of Derivatives, including swaps, for the purpose of gaining exposure to Corporate Bonds.

CLO Securities. A CLO is a special purpose vehicle formed to purchase a broadly diversified portfolio of debt obligations, primarily Senior Loans, and issues multiple classes of rated debt obligations and also an equity class (often composed of unrated debt obligations treated as equity interests). The CLOs that the Fund targets are securitization vehicles that pool portfolios of primarily below investment grade U.S. and non-U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying Borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Adviser’s assessment of market conditions, the Fund’s investment focus may vary from time to time between CLO equity and CLO debt investments. However, under normal market conditions, the Fund will not invest more than 30% of its Managed Assets in CLO Securities or more than 15% of its Managed Assets in CLO equity investments.

Subordinated Loans. The Fund may also invest in subordinated loans (“Subordinated Loans”). Subordinated Loans generally have similar characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Special Situations and Stressed Investments. The Fund may invest in debt and equity securities and other obligations of companies, referred to herein as “Stressed Issuers,” that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

Denomination. The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.

Credit Rating. Senior Loans, Corporate Bonds and other instruments considered below investment grade are those that, at the time of investment, are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch, or, if unrated, are judged by the Adviser to be of comparable credit quality. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.” In addition, the Corporate Bonds in which the Fund invests are expected to be primarily rated below investment grade. Debt instruments rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and regarded as having predominantly speculative characteristics with respect to a

Borrower’s capacity to pay interest and repay principal. Although many of the Fund’s investments may consist of securities and other instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating. The Fund may also invest in securities of, or loans to, Stressed Issuers that may be in some level of financial or business distress.

No more than 30% of the Fund’s Managed Assets may be invested in Senior Loans, Corporate Bonds and other instruments that, at the time of investment, are rated “B3” or lower by Moody’s or “B-” or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by the Adviser to be of comparable quality. Such securities are subject to a very high credit risk.

For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used. Additionally, the Fund may not invest in issues (such as Senior Loans or Corporate Bonds) that are in payment default as of the time of purchase.

Maturity and Duration. The Fund may invest in debt instruments of any maturity, including securities that have no maturity date or “perpetual securities,” and does not manage its portfolio, including Derivatives held by the Fund, seeking to maintain a targeted dollar-weighted average maturity level. While the Fund may invest in securities of any duration, under current market conditions the Fund is expected to seek to manage its portfolio to a short to moderate duration of approximately three months to five years. While the Fund generally expects its portfolio to have a duration within this range under current market conditions, the duration of the portfolio may, at any time, be outside of this range depending on market conditions. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund’s portfolio in light of market conditions. The Fund does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Adviser’s assessment of the current market conditions. In comparison to maturity (which is the date on which the Borrower of a debt security or a loan is obligated to repay the principal amount), duration is a measure of the price volatility of a debt security or loan as a result of changes in market interest rates, based on the weighted average timing of the security’s or loan’s expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of the Fund’s portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of the Fund’s portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For example, perpetual securities have the greatest exposure to risks resulting from changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers a security’s or loan’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration. Prices of securities or loans with longer durations tend to be more sensitive to interest rate changes than securities or loans with shorter durations. There can be no assurance that the Fund’s duration management strategies will be successful in helping the Fund to achieve its investment objective.

Derivatives. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes for investment. The Fund may sell certain securities short. While the Fund may, as a part of its principal investment strategies, enter into tactical short positions, the Fund will not, either directly or through the use of derivatives, do so in an aggregate notional amount that exceeds 30% of its Managed Assets. See “Principal Risks of the Fund—Derivatives Risk.”

For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”
Investment Process

The Adviser will seek to implement the Fund’s investment strategy by using a fundamental, research intensive approach to identify investment opportunities with a positive risk/reward scenario. This generally includes a thorough understanding of both the macroeconomic forces in the marketplace and the microeconomic factors that affect a particular investment. On the macroeconomic level, understanding local and national economies will be vital to asset selection. Understanding general market dynamics involving relative supply and demand equations will also be important in identifying potentially promising investment opportunities. On the microeconomic level, detailed analysis at both the security level and structure level will be critical to assessing security valuations, while loan level and portfolio level assessments will drive loan and equity valuations, respectively.

Current portfolio positions are constantly reassessed and measured against external market opportunities. Hedging strategies are employed to reduce extraneous risks, and focus on relative and absolute value opportunities.

Risk management is an important element of the investment process for the Adviser. The Adviser will use certain risk management guidelines and restrictions that it uses to structure and monitor the Fund’s portfolio in accordance with the restrictions described in prospectus. These guidelines and restrictions may be modified from time to time by the Adviser based on market conditions. The types of risks considered by the Adviser include, among others:

	•	Portfolio Construction Risks: Within the portfolio construction process, the Adviser focuses on a number of potential risks, which may include market risk, common factor risk, portfolio specific risk, concentration risk, short squeeze risk, event risk and liquidity risk. The Adviser intends to pay particular attention to trends involving these risks and as trends develop, the individual positions contributing to them are looked at to see if there is any unintended risk being developed that could be reduced at low cost.

	•	Model Risks: The Adviser intends to incorporate a variety of both credit and prepayment models as a component of the asset and portfolio evaluation process. Models are very useful valuation tools, but models will not be relied on exclusively, rather in conjunction with other fundamental analysis methodologies. The Adviser intends to use both internally and externally generated models, seeking multiple and potentially disparate points of view. The accuracy of these models will be difficult to validate, although the Adviser intends to test and counterbalance the various models on a regular basis.

	•	Business Risks: The Adviser also focuses on the business risks that could disrupt activity and hurt the Fund’s returns, which may include operational risk, counterparty risk, business interruption risk and technology risks.

See “Risk Factors” beginning on page 46 for a discussion of some of the principal risks relating to the Fund’s investments.
Temporary Investments	For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; other short-term, tax-exempt or taxable investment grade securities; or credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Leverage

The Fund may, from time to time, employ leverage in pursuit of additional return and to the extent permitted by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtain ratings on any preferred stock or debt issued by the Fund. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. In addition, the Fund may engage in investment management techniques other than the foregoing that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments (collectively referred to as “effective leverage”). The Fund anticipates that its use of effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings. However, the Fund’s effective leverage will not exceed 50% of the Fund’s Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Fund’s use of derivatives for hedging purposes will not be counted toward the Fund’s limit on effective leverage. There is no assurance that the Fund will utilize any form or combination of leverage. There can be no assurance that the Fund’s leveraging strategy will be successful.

The use of borrowings or Derivatives or the issuance of preferred shares to leverage the common shares can create risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by common shareholders. In addition, all costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. Thus, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful. See “Leverage” and “Risk Factors—Principal Risks Relating to Fund Operations—Leverage Risk.”

Investment Adviser	Sound Point Capital Management, L.P., a Delaware limited partnership, serves as the Fund’s investment adviser. The Adviser also serves as investment manager to Sound Point Beacon Offshore Fund, Ltd., Sound Point Beacon Fund LP, Sound Point Credit Opportunities Offshore

Fund, Ltd., Sound Point Credit Opportunities Fund LP, Sound Point Senior Floating Rate Fund, L.P., Sound Point Senior Floating Rate Master Fund, L.P., several CLOs and several managed accounts, and may provide similar services to other entities. The Adviser has generally concentrated on investment opportunities in the corporate credit space using a fundamental and research-intensive approach. Certain senior principals of Stone Point Capital LLC, a private equity firm, hold a minority equity interest in the Adviser and receive a percentage of the income earned by it.

Investment Adviser Purchases	The Adviser, on behalf of itself and certain of its affiliates (other than the Fund), expects to enter into an agreement with [ ] in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), under which [ ], as agent for the Adviser and such affiliates, will purchase in the open market up to $[ ] million in the aggregate of the Fund’s common shares during the period beginning [ ] days after the date of this Prospectus and ending [ ] days after the date of this Prospectus, subject to a variety of market and discount conditions and a daily purchase limit. The purchase of common shares [ ] pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Purchases of the Fund’s common shares by the Adviser and its affiliates under the 10b5-1 Plan may result in the price of the Fund’s common shares being higher than the price that otherwise might exist in the open market. Conversely, any eventual sale of purchased common shares by the Adviser and its affiliates may act as a catalyst for a decline in the Fund’s market price, and therefore the market price of its common shares may be lower than the price that might otherwise exist in the open market. See “Risk Factors—Investment Adviser Purchase Risk.”

Listing of Shares	The Fund intends to apply for listing on [ ], under the ticker symbol “[ ].”

Board of Trustees	The business and affairs of the Fund are managed under the direction of the Board of Trustees. The Board of Trustees performs the various duties imposed on the Trustees of investment companies by the Investment Company Act and Delaware law. The Trustees of the Fund are divided into three classes, serving staggered three-year terms. At each annual meeting, one class of Trustees is elected to a three-year term by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote in the election of Trustees. The Declaration of Trust provides that a Trustee may be removed only for cause, as defined in the Declaration of Trust, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Trustees.

Administrator	[ ] (“[ ]”), located at [ ], will serve as the administrator of the Fund. Under the Administration Agreement between [ ] and the Fund, [ ] will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. [ ] will receive an estimated monthly fee of approximately $[ ] for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to implement a level distribution policy, pursuant to which the Fund will make monthly cash distributions to common shareholders at a rate that reflects the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. Under the Fund’s level distribution policy, the Fund intends to make regular distributions to common shareholders at a fixed rate per share based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund’s ability to maintain a level distribution policy will depend on a number of factors, including the stability of income received from its investments, interest and required principal payments on borrowings, if any, and dividends payable on any preferred shares issued by the

Fund). The net income of the Fund will consist primarily of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). The Fund’s initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period.

Custodian and Transfer Agent Services	The custodian of the assets of the Fund will be [ ], located at [ ]. The custodian will perform custodial, fund accounting and portfolio accounting services. [ ], located at [ ], will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

Investor Support Services	The Fund has retained [ ] to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the [ ] specialist for the common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund will pay [ ] an estimated monthly fee of approximately $[ ] for such services in the first year of its operations, and will pay [ ] an estimated monthly fee of approximately $[ ] for such services thereafter; however, this fee could vary depending on, among other things, the total amount of assets of the Fund and the amount and type of leverage used by the Fund.

Independent Registered Public Accounting Firm	[ ] will serve as the Fund’s independent registered public accounting firm. The address of [ ] is [ ].

Tax Considerations

The Fund intends to qualify for treatment each year as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. To satisfy the distribution requirements applicable to RICs, the Fund intends to distribute all or substantially all of its net investment income, if any, for each year to its shareholders. The Fund also intends to distribute all or substantially all of its net realized gains at least annually. Shareholders should refer to the “Certain Material U.S. Federal Income Tax Considerations” section of this prospectus for additional information on certain U.S. federal income tax consequences of an investment in the Fund. Shareholders should consult their own tax advisors on any potential U.S. federal, state, local and foreign income tax consequences of an investment in the Fund.

Risk Factors

The following is a summary of the principal risks that you should carefully consider before investing in the common shares. In addition, see “Risk Factors” beginning on page 46 for a more detailed discussion of the principal risks as well as certain other risks you should carefully consider before investing in the common shares.

General. Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Limited Term Risk. Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ]. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to [        ][    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy. As a result, the Fund’s distributions may decrease during the wind-down period, and such distributions may include a return of capital. If on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return $20.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per common share. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20.00 per common share.

Investment and Market Risk. An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market’s perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may, from time to time, employ leverage, which will magnify the Fund’s risks and, in turn, the risks to the common shareholders. Use of leverage is subject to the risks described below under “Risk Factors—Principal Risks Relating to Fund Operations—Leverage risk.”

Senior Loans Risk. The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. See “Risk Factors—

Principal Risks Relating to Fund Investments—Below Investment Grade Rating Risk.” Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act of 1933, as amended (the “Securities Act”), or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund expects to acquire Senior Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions.” Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan. See “Risk Factors—Principal Risks Relating to Fund Investments—Senior Loans Risk.”

Subordinated Loans Risk. Although the Fund does not initially expect Subordinated Loans to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower’s capital structure and use of financial leverage and demand for the Borrower’s goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this prospectus in further detail, including under “Risk Factors—Principal Risks Relating to Fund Investments—Credit Risk,” “Risk Factors—Principal Risks Relating to Fund Investments—Prepayment Risk” and “Risk Factors—Principal Risks Relating to Fund Investments—Inflation/Deflation Risk.” There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund expects to invest primarily in Corporate Bonds that are high yield issues rated below investment grade. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments. High yield Corporate Bonds are subject to the risks described under “Risk Factors—Principal Risks Relating to Fund Investments—Below Investment Grade Rating Risk.”

CLO Securities Risk. CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The Fund will invest in the subordinated or residual tranche of CLOs. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO equity is the most subordinated tranche within a CLO and CLO securities that the Fund will acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss. See “Risk Factors—Principal Risks Relating to Fund Investments—CLO Securities Risk.”

Asset-Backed Securities Risk. Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Below Investment Grade Rating Risk. The Fund expects initially that its investments in Senior Loans, Subordinated Loans, Corporate Bonds and other debt instruments will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Below investment grade Senior Loans, high yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower’s financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade Corporate Bonds and Senior Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, including securities of Stressed Issuers, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See “Risk Factors—Principal Risks Relating to Fund Investments—Special Situations and Stressed Investments Risk.”

Special Situations and Stressed Investments Risk. The Fund may invest in debt and equity securities and other obligations of Stressed Issuers (“Special Situation Investments”). Although such investments may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring. See “Risk Factors—Principal Risks Relating to Fund Investments—Special Situations and Stressed Investments Risk.”

Credit Risk. Credit risk is the risk that one or more loans or debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because one or more Borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower’s revenues or a general economic downturn, than are the prices of higher grade securities or loans. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in these circumstances.

Prepayment Risk. During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to the Fund’s shareholders. This is known as prepayment or “call” risk. Below investment grade Corporate Bonds frequently have call features that allow the Borrower to redeem the security at dates prior to its stated maturity at a specified price (typically greater than the stated principal amount) only if certain prescribed conditions are met (“Call Protection”). A Borrower may redeem Corporate Bonds if, for example, the Borrower can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Borrower. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount), prepayment risk may be increased given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount.

Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk. Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the net asset value of the common shares. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the net asset value of the common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the common shares.

As of the date of this prospectus, interest rates in the United States are at, or near, historic lows, which may increase the Fund’s exposure to risks associated with rising interest rates. Moreover, interest rate levels are currently impacted by extraordinarily accommodative monetary policy initiatives the effect of which is impossible to predict with certainty. The senior secured loans underlying the CLOs in which the Fund may invest often have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, there may not be corresponding increases in investment income resulting in smaller distribution payments to equity investors in these CLOs.

Liquidity Risk. The Fund generally considers “illiquid securities” to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining the net asset value of its common shares. The Fund may not be able to readily dispose of such securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions. Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser’s judgment may play a greater role in the valuation process. See “Risk Factors—Principal Risks Relating to Fund Investments—Valuation Risk.”

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk. The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks.

Inflation/Deflation Risk. Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Fund’s shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of Borrowers and may make Borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Structured Products Risk. Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

Additionally, risks applicable to CLO Securities are discussed above under “—CLO Securities Risk.” See “Risk Factors—Principal Risks Relating to Fund Investments—Structured Products Risk.”

Derivatives Risks. Although the Fund does not expect Derivatives to represent a significant component of its portfolio initially, the Fund may use Derivatives including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. The use of Derivatives may subject the Fund to various risks, including, but not limited to, the following:

•	Counterparty risk. the risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially.

•	Currency risk. the risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage risk. the risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity risk. the risk that certain instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in over-the-counter (“OTC”) derivative transactions. The illiquidity of OTC derivative transactions may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. Such illiquidity may also make it more difficult for the Fund to ascertain the market value of derivatives.

•	Correlation risk. the risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

•	Index risk. if the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory risk. various legislative and regulatory initiatives may impact the availability, liquidity and cost of Derivatives, including potentially limiting or restricting the ability of the Fund to use certain Derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See “Risk Factors—Legislation and Regulation Risk.”

Furthermore, the Fund’s ability to successfully use Derivatives depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivatives are not otherwise available to the Fund for investment purposes.

See “Risk Factors—Principal Risks Relating to Fund Investments—Derivatives Risks.”

Non-U.S. Securities Risk. The Fund may invest in securities of non-U.S. issuers or Borrowers, including Senior Loans and Subordinated Loans. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the common shares are not traded on the NYSE, the market value or net asset value of the common shares can change at times when the common shares cannot be sold.

Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have less fully developed and relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Foreign Currency Risk. The common shares are priced in U.S. dollars and the Fund’s distributions are paid in U.S. dollars. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the net asset value of the common shares could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Market Developments Risk. Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, these events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower’s ability to meet its obligations under its debt instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the common shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Senior Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government Intervention in the Financial Markets Risk. Instability in the financial markets has led the U.S. Government, the Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable or not fully understood or anticipated. See “—Legislation and Regulation

Risk.” Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Investment Adviser Purchase Risk. Purchases of the Fund’s common shares by the Adviser and its affiliates (other than the Fund) under the 10b5-1 Plan may result in the price of the Fund’s common shares being higher than the price that otherwise might exist in the open market.

The Adviser expects to enter into the 10b5-1 Plan on behalf of itself and certain of its affiliates (other than the Fund) under which [                    ], as agent for the Adviser and such affiliates, will purchase in the open market up to $[        ] million of the Fund’s common shares in the aggregate during the period beginning [    ] days after the date of this Prospectus and ending [    ] days after the date of this Prospectus, subject to a variety of market and discount conditions and a daily purchase limit. See “The Adviser—Related Party Transactions” for additional details regarding the 10b5-1 Plan. Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the Fund’s common shares or suppressing a decline in the market price of the common shares, and, as a result, the price of the Fund’s common shares may be higher than the price that otherwise might exist in the open market. Conversely, any eventual sale of purchased common shares by the Adviser and its affiliates may act as a catalyst for a decline in the Fund’s market price, and therefore the market price of the Fund’s common shares may be lower than the price that might otherwise exist in the open market.

Legislation and Regulation Risk. On July 21, 2010, the President signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). The Dodd-Frank Act, among other things, grants regulatory authorities such as the Commodity Futures Trading Commission (“CFTC”) and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some regulations have been adopted by the CFTC and SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of entering into Derivatives, including potentially limiting or restricting the ability of the Fund to use certain Derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Leverage Risk. The Fund may utilize leverage up to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the common shareholders, including increased variability of the Fund’s net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the net asset value of the common shares, which will be borne entirely by the common shareholders, and in the price at which its common shares trade in the secondary market. For example, with respect to the Fund’s investments in Senior Loans or other debt instruments that provide a LIBOR floor that helps protect the Fund’s income in falling or flat-rate environments, if interest rates increase, the Fund may not realize the same extent of additional income compared to any increase in the Fund’s cost of financing, which could result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would vote together with the holders of common shares on all matters, including the election of Trustees. Additionally, the holders of preferred shares would have the right separately to elect two Trustees of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness), its ability to make distributions to its common shareholders or to repurchase its stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act, Delaware law and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the common shareholders and result in a reduction of the net asset value of the common shares.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

Key Personnel Risk. The Adviser depends on the diligence, skill and network of business contacts of certain professionals at the Adviser. For a description of the senior management team, see “The Portfolio Managers.” The Fund’s success depends on the continued service of such personnel. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates. See “Risk Factors—Principal Risks Relating to Fund Operations—Key Personnel Risk.”

Non-Diversification Risk. The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer or of several related issuers than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the tax treatment available to RICs under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and thus intends to satisfy the diversification requirements applicable to RICs. Shareholders should refer to the “Certain Material U.S. Federal Income Tax Considerations” section of this prospectus for a description of such requirements.

Risks Associated with Fund Distribution Policy. The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its status as a “regulated investment company” under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Trustees and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the net asset value of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board of Trustees.

There is a possibility that the Fund may make total distributions for a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes). In such situations, a portion of each distribution paid to a shareholder with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of that shareholder’s tax basis in that shareholder’s shares (but not below zero). When a shareholder sells shares in the Fund, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in the shares, it will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells the shares. If the Fund makes distributions in excess of its earnings and profits, any such distribution to a shareholder in excess of the shareholder’s tax basis in its shares will be treated as gain from a sale or exchange of the shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

No Operating History Risk. The Fund is a newly organized entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The common shares have no history of trading.

Inadequate Return Risk. No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the common shares.

Sourcing of Suitable Assets Risk. No assurance can be given the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria.

Dilutive Effect of Receiving Cash Distributions Rather Than Reinvesting Risk. Investors in the Fund will automatically participate in the Fund’s dividend reinvestment plan unless they affirmatively elect to “opt out” of the plan. All dividends declared in cash payable to shareholders that are participants in the Fund’s dividend reinvestment plan are generally automatically reinvested in common shares. As a result, shareholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such common shares at a price below net asset value.

Closed-End Structure; Market Discount from Net Asset Value Risk. Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell the common shares, whether an investor will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the common shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Takeover Provisions Risk. The Fund’s Declaration of Trust and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Trustees, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s Declaration of Trust classifies the Fund’s Trustees into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Trustees to authorize the Fund to issue additional common shares. The Board of Trustees also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares. The Board of Trustees may, without any action by the Fund’s shareholders, amend the Fund’s Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. The Fund’s bylaws require shareholders who wish to nominate individuals for election as Trustees or propose other business at meetings of shareholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Risk of Failure to Qualify for Treatment as a RIC. Although the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for such treatment. If the Fund qualifies for treatment as a RIC under the Code, the Fund generally will not be required to pay corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirements for a RIC are generally satisfied for a taxable year if the Fund distributes for that taxable year at least the sum of (i) 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, and (ii) 90% of its net tax-exempt interest income, if any.

Additional Risks. See “Risk Factors” beginning on page 46 of this prospectus for additional risks relating to an investment in the Fund.

SUMMARY OF FUND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you, as a common shareholder, will bear, directly or indirectly. Shareholders should understand that some of the percentages indicated in the table below are estimates of the Fund’s actual expenses and may vary. The expenses shown in the table and related footnotes are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues approximately [                ] common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of net assets attributable to the Fund’s common shares, which could adversely impact the investment performance of the Fund. The following table also assumes the Fund incurs indebtedness with an aggregate principal amount equal to [    ]% of the Fund’s Managed Assets immediately after such indebtedness is incurred and shows Fund expenses as a percentage of net assets attributable to the common shares. It is contemplated that the Fund will enter into a credit agreement after the closing of this initial public offering of the common shares and that borrowings under a credit agreement will initially provide the planned leverage. There can be no assurance that the Fund will enter into such a credit agreement.

Percentage of Offering Price
Common Shareholder Transaction Expenses
Sales Load (as a percentage of common share offering price)	[	]%
Offering Expenses borne by the Fund (as a percentage of common share offering price)(1)(2)	[	]%
Dividend Reinvestment Plan Fees(3)	None

Percentage of Net Assets Attributable to Common Shares (Assumes Borrowings are Used)(4)(5)
Annual Expenses (Borne by Common Shareholders)
Management Fees(6)	[	]%
Interest Payments on Borrowed Funds	[	]%
Other Expenses(7)	[	]%

Total Annual Expenses	[	]%

(1)	For a description of the sales load and of other compensation paid to the Underwriters by the Fund and the Adviser, see “Underwriters.”
(2)	The Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $[ ] per share of common stock. The Adviser has also agreed to pay all of the Fund’s organizational expenses. Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $[ ], which represents $[ ] per share of common stock. Any offering expenses paid by the Fund will be deducted from the proceeds of the offering received by the Fund.
(3)	The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. You may be required to pay brokerage commissions in connection with the reinvestment of dividends and distributions. See “Dividend Reinvestment Plan.”
(4)	For purposes of this table, the Fund has assumed that the Fund has incurred indebtedness in an aggregate amount of [ ]% of its Managed Assets (after the incurrence of such indebtedness), and assumes the annual interest rate on such indebtedness is [ ]%.
(5)	The Adviser will receive a monthly fee at the annual rate of [ ]% of the average daily value of the Fund’s Managed Assets. The Adviser may elect from time to time, in its sole discretion, to waive its right to receipt of the management fee. If the Adviser elects to waive a portion of its management fee, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may cease any such waiver periodically. See “Management of the Fund—Investment Advisory Agreement.”

(6)	Other Expenses have been estimated based on estimated asset levels and expenses for the Fund’s first full year of operations. These amounts include estimated payments of approximately $[ ] by the Fund to [ ] under an Investor Support Services Agreement between the Fund and [ ].
(7)	Assuming that the Fund is the same size as in the table above but that no leverage is incurred, the Fund’s estimated total annual expenses would be [ ]%.

Example

While the example assumes a 5% annual return, the Fund’s performance will vary and may result in a return greater or less than 5%. An investor would pay the following expenses (including the sales load of $[        ] and estimated offering expenses of this offering of $[        ] on a $1,000 investment) assuming an estimated offering size of $[        ] ([                ] common shares), total annual expenses of [    ]%, which assumes the Fund’s use of leverage through borrowings in an aggregate amount equal to [    ]% of the Fund’s Managed Assets, and a 5% annual return throughout the periods.

	1 Year			3 Year			5 Year			10 Year

Total Expenses Incurred	$	[	]	$	[	]	$	[	]	$	[	]

If interest paid on indebtedness is not included, the total expenses incurred for 1, 3, 5 and 10 years will be $[        ], $[        ], $[        ] and $[        ], respectively.

This example and the expenses in the table above should not be considered a representation of future Fund expenses; actual expenses may be greater or less than those shown. This example assumes reinvestment of all dividends and distributions at net asset value.

THE FUND

The Fund is a newly organized, closed-end management investment company registered under the Investment Company Act. The Fund was organized as a Delaware statutory trust on November 18, 2015. As a newly organized entity, the Fund has no operating history. The Fund’s principal office, including its office for service of process in New York, is located at 375 Park Avenue, 25th Floor, New York, New York 10152.

Absent shareholder approval to amend the limited term provision of the Fund’s Declaration of Trust, the Fund’s Declaration of Trust provides that the Fund will terminate at the close of business on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ] (the “Termination Date”), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to [        ] [    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (which date shall then become the Termination Date). Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. See “Limited Term.” The Fund’s investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $20.00 per common share on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

WHO MAY WISH TO INVEST

The Fund may be an appropriate investment for:

•	Long-term investors seeking the potential for attractive total return, primarily through current income and, secondarily, capital appreciation.

•	Fixed income investors seeking investment in, and who are willing to bear the risk of, a fixed income portfolio that invests primarily in securities that are, or are issued by companies that are, rated below investment grade, including senior secured loans, corporate bonds, other fixed-income instruments of a similar nature that may be represented by Derivatives (as defined in this prospectus); and (iv) equity and junior debt tranches of “high yield” securities, that is dynamically managed to account for interest rate risk, credit risk and duration and under current market conditions is expected to be managed to seek short to moderate portfolio duration.

•	Investors who believe interest rates and inflation may rise in the future and want the benefits that floating rate fixed income investments may offer.

•	Investors seeking access to the investment acumen of the Adviser.

Investors should consider their investment goals, financial situation and needs, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. The Fund is designed as a long-term investment and not as a trading vehicle.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $[        ] ($[        ] if the Underwriters exercise the option to purchase additional common shares in full) after payment of the estimated organizational and offering costs. The Adviser has agreed to pay all of the Fund’s organizational expenses. The Adviser has agreed to pay all offering costs (other than the sales load) of the Fund in excess of $[        ] per common share. In general, the Fund intends to use the net proceeds of this offering to seek to achieve its investment objective and for other general corporate purposes, which may include the payment of Fund expenses. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objective and policies as stated below. It is currently anticipated that the Fund will be able to invest substantially all of the net proceeds of this offering in securities that meet the Fund’s investment parameters within approximately three months after the completion of this offering. Pending such investment, it is anticipated that all or a portion of the proceeds will be invested in short-term, tax-exempt or taxable investment grade securities.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to seek an attractive risk-adjusted level of total return, primarily through current income and, secondarily, through capital appreciation. There can be no assurance that the Fund will achieve its investment objective or be able to structure its investment portfolio as anticipated.

The Fund’s investment objective is not fundamental and may be changed by the Board of Trustees on 60 days’ prior written notice to shareholders.

Investment Strategies

The Fund will seek to achieve its investment objective by investing primarily in (i) senior secured loans (“Senior Loans”) made principally to companies whose debt is rated below investment grade; (ii) corporate bonds (“Corporate Bonds”) that are expected to be mainly high yield issues rated below investment grade, including stressed or distressed, non-performing corporate debt; (iii) a variety of long and short positions in equity securities, including common stock and preferred stock, and corporate credit-related instruments that seek to take advantage of the impact of transformative corporate events, such as bankruptcies, mergers, reorganizations, spin-offs, restructurings and material litigation, on the market value of assets before and after such events occur; (iv) other fixed-income instruments of a similar nature that may be represented by Derivatives (as defined in this prospectus); and (v) equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by diverse portfolios consisting predominantly of below investment grade U.S. and non-U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors (“CLO Securities”).

The Fund expects initially that many of the debt instruments in which the Fund will invest will be rated below investment grade. Debt instruments rated below investment grade are often referred to as “high yield” securities or “junk bonds” and are high risk and considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such instruments may also be difficult to value and illiquid.

While the Fund may invest in securities of any duration, under current market conditions the Fund is expected to seek to manage its portfolio to a short to moderate duration of approximately three months to five years.

“Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability.

Senior Loans

Senior Loans generally hold a first or second lien priority interest over the assets of the relevant borrower and typically pay interest at rates that are determined periodically on the basis of a floating base lending rate, primarily the London-Interbank Offered Rate (“LIBOR”), plus a spread. Senior Loans are typically made to U.S. and, to a lesser extent, non-U.S. corporations, partnerships, limited liability companies and other business entities (together with issuers of Corporate Bonds and other debt instruments, “Borrowers”) which operate in various industries and geographical regions. Borrowers may obtain Senior Loans, among other reasons, to refinance existing debt, engage in acquisitions, pay dividends, recapitalize, complete leveraged buyouts and for general corporate purposes. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.” The Fund may invest in Senior Loans through assignments of or, to a lesser extent, participations in Senior Loans. The Fund may utilize various types of Derivatives, including total return swaps, for the purpose of gaining exposure to Senior Loans.

Corporate Bonds

Corporate Bonds typically pay a fixed rate of interest and must be repaid on or before maturity. The investment return of Corporate Bonds reflects interest on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s performance and perceptions of the Borrower in the market place. There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund may utilize various types of Derivatives, including swaps, for the purpose of gaining exposure to Corporate Bonds.

CLO Securities

A CLO is a special purpose vehicle formed to purchase a broadly diversified portfolio of debt obligations, primarily Senior Loans, and issues multiple classes of rated debt obligations and also an equity class (often composed of unrated debt obligations treated as equity interests). The CLOs that the Fund targets are securitization vehicles that pool portfolios of primarily below investment grade U.S. and non-U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying Borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Adviser’s assessment of market conditions, the Fund’s investment focus may vary from time to time between CLO equity and CLO debt investments. However, under normal market conditions, the Fund will not invest more than 30% of its Managed Assets in CLO Securities or more than 15% of its Managed Assets in CLO equity investments.

Subordinated Loans

The Fund may also invest in subordinated loans (“Subordinated Loans”). Subordinated Loans generally have similar characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders.

Special Situations and Stressed Investments

The Fund may invest in debt and equity securities and other obligations of companies, referred to herein as “Stressed Issuers,” that may be in some level of financial or business distress, including companies involved in, or that have recently completed, bankruptcy or other reorganization and liquidation proceedings.

Denomination

The Fund may invest in U.S. dollar and non-U.S. dollar denominated loans and securities of Borrowers located anywhere in the world, and of Borrowers that operate in any industry.

Credit Rating

Senior Loans, Corporate Bonds and other instruments considered below investment grade are those that, at the time of investment, are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch, or, if unrated, are judged by the Adviser to be of comparable credit quality. Senior Loans rated below investment grade are sometimes referred to as “leveraged loans.” In addition, the Corporate Bonds in which the Fund invests are expected to be primarily rated below investment grade. Debt instruments rated below investment grade are commonly referred to as “high yield” securities or “junk bonds” and regarded as having predominantly speculative characteristics with respect to a Borrower’s capacity to pay interest and repay principal. Although many of the Fund’s investments may consist of securities and other instruments rated below investment grade, the Fund reserves the right to invest in debt securities and loans of any credit rating. The Fund may also invest in securities of, or loans to, Stressed Issuers that may be in some level of financial or business distress.

No more than 30% of the Fund’s Managed Assets may be invested in Senior Loans, Corporate Bonds and other instruments that, at the time of investment, are rated “B3” or lower by Moody’s or “B-” or lower by S&P or Fitch, or comparably rated by another nationally recognized statistical rating organization, or unrated but determined by the Adviser to be of comparable quality. Such securities are subject to a very high credit risk.

For purposes of rating restrictions, if investments are rated differently by rating agencies, the higher rating is used. Additionally, the Fund may not invest in issues (such as Senior Loans or Corporate Bonds) that are in payment default as of the time of purchase.

Maturity and Duration

The Fund may invest in debt instruments of any maturity, including securities that have no maturity date or “perpetual securities,” and does not manage its portfolio, including Derivatives held by the Fund, seeking to maintain a targeted dollar-weighted average maturity level. While the Fund may invest in securities of any duration, under current market conditions the Fund is expected to seek to manage its portfolio to a short to moderate duration of approximately three months to five years. While the Fund generally expects its portfolio to have a duration within this range under current market conditions, the duration of the portfolio may, at any time, be outside of this range depending on market conditions. The Adviser will dynamically allocate the Fund’s portfolio among investments in the various targeted credit markets to seek the targeted duration of the Fund’s portfolio in light of market conditions. The Fund does not have a fixed duration target, and the portfolio’s duration may vary significantly over time based on the Adviser’s assessment of the current market conditions. In comparison to maturity (which is the date on which the Borrower of a debt security or a loan is obligated to repay the principal amount), duration is a measure of the price volatility of a debt security or loan as a result of changes in market interest rates, based on the weighted average timing of the security’s or loan’s expected principal and interest payments. For example, if interest rates increase by 1%, the net asset value of the Fund’s portfolio with a duration of five years would decrease by approximately 5%. Conversely, if interest rates decline by 1%, the net asset value of the Fund’s portfolio with a duration of five years would increase by approximately 5%. The longer the duration, the more susceptible the portfolio will be to changes in interest rates. For example, perpetual securities have the greatest exposure to risks resulting from changes in interest rates. Duration is expressed as a number of years but differs from maturity in that it considers a security’s or loan’s yield, coupon payments, principal payments and call features in addition to the amount of time until the security or loan matures. As the value of a security or loan changes over time, so will its duration. Prices of securities or loans with longer durations tend to be more sensitive to interest rate changes than securities or loans with shorter durations. There can be no assurance that the Fund’s duration management strategies will be successful in helping the Fund to achieve its investment objective.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives for both hedging and nonhedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Investment Adviser for these purposes for investment. The Fund may sell certain securities short. While the Fund may, as a part of its principal investment strategies, enter into tactical short positions, the Fund will not, either directly or through the use of derivatives, do so in an aggregate notional amount that exceeds 30% of its Managed Assets. See “Principal Risks of the Fund—Derivatives Risk.”

Investment Process

The Adviser will seek to implement the Fund’s investment strategy by using a fundamental, research intensive approach to identify investment opportunities with a positive risk/reward scenario. This generally includes a thorough understanding of both the macroeconomic forces in the marketplace and the microeconomic factors that affect a particular investment. On the macroeconomic level, understanding local and national economies will be vital to asset selection. Understanding general market dynamics involving relative supply and demand equations will also be important in identifying potentially promising investment opportunities. On the microeconomic level, detailed analysis at both the security level and structure level will be critical to assessing security valuations, while loan level and portfolio level assessments will drive loan and equity valuations, respectively.

Current portfolio positions are constantly reassessed and measured against external market opportunities. Hedging strategies are employed to reduce extraneous risks, and focus on relative and absolute value opportunities.

Risk management is an important element of the investment process for the Adviser. The Adviser will use certain risk management guidelines and restrictions that it uses to structure and monitor the Fund’s portfolio in accordance with the restrictions described in prospectus. These guidelines and restrictions may be modified from time to time by the Adviser based on market conditions. The types of risks considered by the Adviser include, among others:

•	Portfolio Construction Risks: Within the portfolio construction process, the Adviser focuses on a number of potential risks, which may include market risk, common factor risk, portfolio specific risk, concentration risk, short squeeze risk, event risk and liquidity risk. The Adviser intends to pay particular attention to trends involving these risks and as trends develop, the individual positions contributing to them are looked at to see if there is any unintended risk being developed that could be reduced at low cost.

•	Model Risks: The Adviser intends to incorporate a variety of both credit and prepayment models as a component of the asset and portfolio evaluation process. Models are very useful valuation tools, but models will not be relied on exclusively, rather in conjunction with other fundamental analysis methodologies. The Adviser intends to use both internally and externally generated models, seeking multiple and potentially disparate points of view. The accuracy of these models will be difficult to validate, although the Adviser intends to test and counterbalance the various models on a regular basis.

•	Business Risks: The Adviser also focuses on the business risks that could disrupt activity and hurt the Fund’s returns, which may include operational risk, counterparty risk, business interruption risk and technology risks.

See “Risk Factors” beginning on page 46 for a discussion of some of the principal risks relating to the Fund’s investments.

Temporary Investments

For defensive purposes, including during periods in which the Adviser determines that economic, market or political conditions are unfavorable to investors and a defensive strategy would benefit the Fund, the Fund may temporarily deviate from its investment strategies and objective. During such periods, the Fund may invest all or a portion of its Managed Assets in U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the Treasury or by U.S. Government agencies or instrumentalities; non-U.S. Government securities which have received the highest investment grade credit rating, certificates of deposit issued against funds deposited in a bank or a savings and loan association; commercial paper; bankers’ acceptances; bank time deposits; shares of money market funds; other short-term, tax-exempt or taxable investment grade securities; or credit-linked notes or repurchase agreements with respect to any of the foregoing. In addition, the Fund may also make these types of investments to comply with regulatory or contractual requirements, including with respect to leverage restrictions, or to keep cash fully invested pending the investment of assets. It is impossible to predict when, or for how long, the Fund will use these strategies. There can be no assurance that such strategies will be successful. The Fund is not required to adopt defensive positions or hedge its investments and may choose not to do so even in periods of extreme market volatility and economic uncertainty.

Portfolio Composition

Under normal circumstances, the Fund’s portfolio is expected to be comprised principally of the following types of investments:

Senior Loans

Senior Loans generally hold the most senior (or second most senior) position in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and holders of equity of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral (subject to typical exceptions), including but not limited to (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights; and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan.

A Borrower must comply with various covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of the Senior Loan (the “Loan Agreement”). In a typical Senior Loan, an administrative agent (the “Agent”) administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. The Fund will generally rely upon the Agent or an intermediate participant to receive and forward to the Fund its portion of the principal and interest payments on the Senior Loan. Additionally, the Fund normally will rely on the Agent and the other loan investors to use appropriate credit remedies against the Borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior

Loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the Senior Loan. The Agent is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis.

Senior Loans typically have rates of interest that are determined daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium or credit spread. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and, in addition, are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

No active trading market may exist for some Senior Loans, and some loans may be subject to restrictions on resale. Any secondary market for Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in the net asset value of the common shares. In addition, the Fund may not be able to readily dispose of its Senior Loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. A limited supply or relative illiquidity of Senior Loans may adversely affect the Fund’s yield.

The Fund may purchase and retain in its portfolio Senior Loans where the Borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a Senior Loan.

In the process of buying, selling and holding Senior Loans, the Fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Fund may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a Borrower. Other fees received by the Fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Direct Assignments. The Fund generally will seek to purchase Senior Loans on a direct assignment basis. If the Fund purchases a Senior Loan on direct assignment, it typically succeeds to all the rights and obligations under the Loan Agreement of the assigning lender and becomes a lender under the Loan Agreement with the same rights and obligations as the assigning lender. Investments in Senior Loans on a direct assignment basis may involve additional risks to the Fund. For example, if such loan is foreclosed, the Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

Loan Participations. To a lesser extent than direct assignments, the Fund may transact in participations in Senior Loans. The participation by the Fund in a lender’s portion of a Senior Loan typically will result in the Fund’s having a contractual relationship only with such lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by such lender of payments from the Borrower. Such indebtedness may be secured or unsecured. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other investors through set-off against the Borrower and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the participation. In the event of the insolvency of the entity selling a participation, the Fund may be treated as a general creditor of such entity. The selling entity and other persons interpositioned between such entity and the Fund with respect to such participations will likely conduct their principal business activities in the banking, finance and financial services industries. Persons engaged in these industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning these industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Prefunded Letter of Credit Loans. The Fund may transact in participations in prefunded letter of credit loans (a “Prefunded L/C Loan”). A Prefunded L/C Loan is a facility created by the Borrower in conjunction with the agent bank as issuer of a loan, and the Prefunded L/C Loan is backed by letters of credit (each letter, an “L/C”). Each participant in a Prefunded L/C Loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are invested by the agent bank and held solely to satisfy a Prefunded L/C Loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank in deposits that pay interest, usually approximating a benchmark rate, such as LIBOR, which is paid to the Borrower. Generally, the Borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds are returned to the lender upon termination of the Prefunded L/C Loan (and upon satisfaction of all obligations). Under the terms of the Prefunded L/C Loan agreement, a lender often may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the Prefunded L/C Loan agreement.

When the Borrower needs funds, it may draw against the Prefunded L/C Loan and the agent bank makes payment to the Borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the Borrower draws against the Prefunded L/C Loan facility. The Prefunded L/C Loan can be structured from the standpoint of the Borrower as either (i) a revolving credit facility where during the term of the loan the Borrower can reborrow moneys it has paid back to the facility or (ii) a delayed draw term loan where the Borrower may not reborrow moneys it has repaid to the facility during the term of the loan.

When the Fund purchases a participation in a Prefunded L/C Loan, the proceeds of the purchase are deposited in a collateral account, which backs an L/C loan by the agent bank to the Borrower to support trade or other financing. The Fund typically receives interest on the cash collateral account equal to LIBOR. Participations by the Fund in a Prefunded L/C Loan typically will result in the Fund’s having a contractual relationship only with the agent bank, not with the Borrower. As a result, the Fund may have the right to receive interest, fees and any repayments, if any, to which it is entitled only from the agent bank selling the participation and only upon receipt by the agent bank of such payments from the Borrower. In connection with purchasing the participation in a Prefunded L/C Loan, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Prefunded L/C Loan. As a result, the Fund may assume the credit risk of both the Borrower and the agent bank selling the participation in a Prefunded L/C Loan. In the event of the insolvency of the agent bank selling a participation in a Prefunded L/C Loan, the Fund may be treated as a general creditor of such agent bank. The agent bank will likely conduct its principal business activities in the banking, finance and financial services industries. Persons engaged in such industries may be more susceptible to, among other things, fluctuations in interest rates, changes in the Federal Reserve Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Corporate Bonds

The Fund may invest in Corporate Bonds. The investment return of Corporate Bonds reflects interest paid on the security and changes in the market value of the security. The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The value of intermediate- and longer-term Corporate Bonds normally fluctuates more in response to changes in interest rates than does the value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by the credit rating of the Borrower, the Borrower’s performance and perceptions of the Borrower in the marketplace. There is a risk that the Borrowers of these securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

CLO Securities

A CLO generally is an entity that holds a portfolio consisting principally (typically, 80% or more of its assets) of A CLO is a special purpose vehicle formed to purchase a broadly diversified portfolio of debt obligations, primarily Senior Loans, and issues multiple classes of rated debt obligations and also an equity class (often composed of unrated debt obligations treated as equity interests). The CLOs that the Fund targets are securitization vehicles that pool portfolios of primarily below investment grade U.S. and non-U.S. senior secured loans. Such pools of underlying assets are often referred to as a CLO’s “collateral.” While the vast majority of the portfolio of most CLOs consists of senior secured loans, many CLOs enable the CLO collateral manager to invest up to 10% of the portfolio in assets that are not first lien senior secured loans, including second lien loans, unsecured loans, senior secured bonds and senior unsecured bonds.

CLOs are generally required to hold a portfolio of assets that is highly diversified by underlying Borrower and industry, and is subject to a variety of asset concentration limitations. Most CLOs are revolving structures that generally allow for reinvestment over a specific period of time (typically three to five years). In cash flow CLOs the terms and covenants of the structure are, with certain exceptions, based primarily on the cash flow generated by, and the par value (as opposed to the market price) of, the CLO collateral. These covenants include collateral coverage tests, interest coverage tests and collateral quality tests.

A CLO funds the purchase of a portfolio of primarily senior secured loans via the issuance of CLO equity and debt instruments in the form of multiple, primarily floating rate debt, tranches. The CLO debt tranches typically are rated “AAA” (or its equivalent) at the most senior level down to “BB” or “B” (or its equivalent), which is below investment grade, at the most junior level by Moody’s Investor Service, Inc., or “Moody’s,” Standard & Poor’s Rating Group, or “S&P,” and/or Fitch, Inc., or “Fitch.” The CLO equity tranche is unrated and typically represents approximately 8% to 11% of a CLO’s capital structure. A CLO’s equity tranche represents the first loss position in the CLO. Below investment grade and unrated securities are sometimes referred to as “junk” securities.

Since a CLO’s indenture requires that the maturity dates of a CLO’s assets (typically five to eight years from the date of issuance of a senior secured loan) be shorter than the maturity date of the CLO’s liabilities (typically 11 to 12 years from the date of issuance), CLOs generally do not face refinancing risk on the CLO debt.

Depending on the Adviser’s assessment of market conditions, the Fund’s investment focus may vary from time to time between CLO equity and CLO debt investments. However, under normal market conditions, the Fund will not invest more than 30% of its Managed Assets in CLO Securities or more than 15% of its Managed Assets in CLO equity investments.

Subordinated Loans

The Fund may invest in Subordinated Loans. Because Subordinated Loans are subordinated and thus lower in priority of payment and/or in priority of lien to Senior Loans, they are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid. There is also a possibility that originators will not be able to sell participations in Subordinated Loans, which would create greater credit risk exposure for the holders of such loans. Subordinated Loans share the same risks as other below investment grade instruments.

Special Situations and Stressed Investments

The Fund may invest in preferred or common shares, or other instruments, of companies undergoing, or that have recently completed, bankruptcies, reorganizations, insolvencies, liquidations or other fundamental changes or similar proceedings or other Stressed Issuers. In any investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or new securities, the value of which will be less than the purchase price to the Fund of the securities or other financial instruments in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. The consummation of such transactions can be prevented or delayed by a variety of factors, including but not limited to (i) intervention of a regulatory agency; (ii) market conditions resulting in material changes in securities prices; (iii) compliance with any applicable bankruptcy, insolvency or securities laws; and (iv) the inability to obtain adequate financing. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund intends to invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Distressed and Defaulted Instruments

The Fund may invest in debt securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy bankruptcy or other reorganization proceedings, during which the issuer might not make any interest or other payments.

Distressed and defaulted instruments generally present the same risks as investment in below investment grade instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. As discussed above, an issuer of distressed instruments may be in bankruptcy or undergoing some other form of financial restructuring. Interest and/or principal payments on distressed instruments may be in default. Distressed instruments present a risk of loss of principal value, including potentially a total loss of value. Distressed instruments may be highly illiquid and the prices at which they may be sold may represent a substantial discount to what the Adviser believes to be their ultimate value.

Asset-Backed Securities

The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, various assets. Such assets are generally securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.

Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities. Asset-backed securities also carry credit or default risks. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.

Equity Securities

From time to time, the Fund may invest in or hold shares of common stock and other equity securities incident to the purchase or ownership of a Senior Loan, Corporate Bond or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investment in Senior Loans entail certain risks in addition to those associated with investments in Senior Loans. Common stock represents an equity ownership interest in a company. Historical trends would indicate that common stock is subject to higher levels of volatility and market and issuer-specific risk than debt securities. The value of equity securities may be affected more rapidly, and to a greater extent, by company-specific developments and general market conditions. These risks may increase fluctuations in the net asset value of the common shares. In addition, the Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so. The equity interests held by the Fund, if any, may not pay dividends or otherwise generate income or appreciate in value and, in fact, may decline in value. Accordingly, the Fund may not be able to realize gains from its equity investments, and any gains that the Fund does realize may not be sufficient to contribute materially to the Fund’s investment objective of seeking current income. Equity securities held by the Fund may be illiquid.

Short Sales

The Fund may, from time to time, engage in short sales as a hedging strategy and potential source of additional return. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be theoretically unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the net asset value of the common shares.

Non-U.S. Securities

The Fund may invest in securities of non-U.S. issuers or Borrowers, including Senior Loans and Subordinated Loans. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers. Similarly, there is less volume and liquidity in most foreign financial markets than in the U.S. and, at times, greater price volatility than in the U.S.

Because evidences of ownership of such securities usually are held outside the U.S., the Fund will be subject to additional risks, including possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Because non-U.S. securities may trade on days when the common shares are not traded on the NYSE, the market value or net asset value of the common shares can change at times when the common shares cannot be sold.

Foreign Currency Transactions

The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund is not required to hedge its currency exposure, if any, and may choose not to do so. The Fund generally will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions that otherwise might require untimely dispositions of Fund securities.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price and for an amount set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate its contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there is a difference between the forward contract price and the offsetting forward contract price.

It should be noted that this method of protecting the value of the Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. Rather, it simply establishes a rate of exchange that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain should the value of the currency increase.

Derivatives

The Fund may use Derivatives. Derivatives are financial instruments the value of which is derived from another security, a commodity (such as gold or oil), a currency or an index (a measure of value or rates, such as the S&P 500 Index or the prime lending rate). Derivatives may allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. The Fund may or may not use Derivatives for hedging purposes, as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, which it initially does not intend to do, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage.

Swap Agreements. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). The “notional amount” of the swap agreement is only a basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The Fund’s obligations (or rights) under a swap agreement generally will be equal only to the “net amount” to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by marking as segregated liquid, unencumbered assets, marked-to-market daily, to avoid the potential for the obligation to be treated as a “senior security” for purposes of the Investment Company Act.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Among other purposes, credit default swaps provide investment exposure to changes in credit spreads and relative interest rates. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund (including a “basket” of securities representing an index). The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

The Fund may enter into total return swaps. Total return swaps are used as substitutes for owning a particular physical security, or the securities comprising a given market index, or to obtain exposure in markets where no physical securities are available such as an interest rate index. Total return refers to the payment (or receipt) of the total return on the security, index or other instrument underlying the swap, which is then exchanged for the receipt (or payment) of a floating interest rate. Total return swaps provide the Fund with the additional flexibility of gaining exposure to a particular security or index by using the most cost-effective vehicle available. Total return swaps provide the Fund with the opportunity to actively manage the cash maintained by the Fund as a result of not having to purchase the actual securities or other instruments underlying the swap. Similar to interest rate swaps, the cash backing total return swaps is actively managed to seek to earn a return in excess of the floating rate paid on the swap.

Swaptions. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Securities. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative instrument or basket of Derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Indexed and Inverse Floating Rate Securities. The Fund may invest in securities that provide a potential return based on a particular index of value or interest rates. To the extent the Fund invests in these types of securities, the Fund’s return on such securities will be subject to risk with respect to the value of the particular index: that is, if the value of the index falls, the value of the indexed securities owned by the Fund will fall. Interest and principal payable on certain securities may also be based on relative changes among particular indices. The Fund may invest in so-called “inverse floating obligations” or “residual interest bonds” on which the interest rates vary inversely with a floating rate (which may be reset periodically by a Dutch auction, a remarketing agent, or by reference to a short-term tax-exempt interest rate index). The Fund may purchase synthetically-created inverse floating rate bonds evidenced by custodial or trust receipts. Generally, income on inverse floating rate bonds will decrease when interest rates increase, and will increase when interest rates decrease.

Repurchase Agreements and Reverse Repurchase Agreements

Subject to its investment objective and policies, the Fund may invest in repurchase agreements. Repurchase agreements are transactions in which the Fund purchases securities or other obligations from a bank or securities dealer (or its affiliate) and simultaneously commits to resell them to the counterparty at an agreed upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “triparty” custodian or sub-custodian that maintains separate accounts for both the Fund and its counterparty. The obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations.

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Reverse repurchase agreements are a form of effective leverage and may be subject to the Fund’s limitation on borrowings and may be entered into only with banks or securities dealers or their affiliates.

Segregation and Cover Requirements

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the Investment Company Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may “set aside” liquid assets (often referred to as “asset segregation”), or engage in other SEC- or staff-approved measures, to “cover” open positions with respect to certain kinds of Derivatives and certain other portfolio transactions that could be considered “senior securities” as defined in Section 18(g) of the Investment Company Act. With respect to certain Derivatives that are contractually required to cash settle, for example, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time announced by the SEC or its staff regarding asset segregation. These segregation and coverage requirements could result in the Fund’s maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Portfolio Turnover

Although the Fund does not expect to incur portfolio turnover at a rate of more than 100% in any fiscal year, it is possible that the portfolio turnover rate may exceed 100% in any fiscal year. The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. A high portfolio turnover rate generally results in greater transaction costs, which are borne directly by the Fund, and may also have certain adverse tax consequences for shareholders.

LEVERAGE

The Fund may, from time to time, employ leverage in pursuit of additional return and to the extent permitted by the Investment Company Act and any agreements on debt limitations or asset coverage requirements imposed on the Fund by its lenders or necessary to obtain ratings on any preferred stock or debt issued by the Fund. The Fund is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities or notes issued by the Fund and the leverage attributable to similar transactions entered into by the Fund. In addition, the Fund may engage in investment management techniques other than the foregoing that may have similar effects as leverage, including, among others, forward foreign currency exchange contracts, futures contracts, call and put options (including options on futures contracts, swaps, bonds, stocks and indexes), swaps (including credit default, index, basis, total return, volatility and currency swaps), forward contracts, loans of portfolio securities, short sales, when-issued, delayed delivery or forward commitment transactions and other derivative instruments (collectively referred to as “effective leverage”). The Fund anticipates that its use of effective leverage will vary from time to time, based upon changes in market conditions and variations in the value of its portfolio holdings. However, the Fund’s effective leverage will not exceed 50% of the Fund’s Managed Assets. Notwithstanding the foregoing, effective leverage incurred through the Fund’s use of derivatives for hedging purposes will not be counted toward the Fund’s limit on effective leverage. There is no assurance that the Fund will utilize any form or combination of leverage. There can be no assurance that the Fund’s leveraging strategy will be successful.

The use of borrowings or Derivatives or the issuance of preferred shares to leverage the common shares can create risks, including increased variability of the Fund’s net income, distributions and/or net asset value in relation to market changes. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by common shareholders. In addition, all costs and expenses related to any form of leverage used by the Fund will be borne entirely by common shareholders. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). During periods when the Fund is using leverage, the fees paid to the Adviser for advisory services will be higher than if the Fund did not use leverage because the fees will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. Thus, the Adviser may have a financial incentive to increase the Fund’s use of leverage, which constitutes an inherent conflict of interest. In addition, the fees paid to the Adviser are borne exclusively by common shareholders. It is expected that preferred shareholders, noteholders and any lenders to the Fund will not bear any expenses of the Fund. The Fund’s leveraging strategy, if utilized, may not be successful.

RISK FACTORS

An investment in the common shares may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. Before making an investment decision, you should carefully consider the following risk factors, together with the other information contained in this prospectus. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account the distributions paid, if any, and the ability of common shareholders to reinvest dividends. If any of the risks discussed in this prospectus occurs, the Fund’s results of operations could be materially and adversely affected. If this were to happen, the price of the common shares could decline significantly and you could lose all or a part of your investment.

General

Investing in the common shares involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Fund may not be able to structure its investments as anticipated. Because the value of your investment in the Fund will fluctuate, there is a risk that you will lose money. Your investment will decline in value if, among other things, the value of the Fund’s investments decreases. The value of your common shares also will be affected by the Fund’s ability to successfully implement its investment strategy, as well as by market, economic and other conditions. As with any security, complete loss of your investment is possible.

Principal Risks Relating to Fund Investments

Investment and Market Risk

An investment in the common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the common shares represents an indirect investment in the portfolio of Senior Loans, Corporate Bonds and other securities and loans owned by the Fund, and the value of these securities and loans may fluctuate, sometimes rapidly and unpredictably. For instance, during periods of global economic downturn, the secondary markets for Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds can experience sudden and sharp price swings, which can be exacerbated by large or sustained sales by major investors in these markets, a high-profile default by a major Borrower, movements in indices tied to these markets or related securities or investments, or a change in the market’s perception of Senior Loans and investments with similar economic characteristics (such as second lien loans and unsecured loans) and Corporate Bonds. At any point in time, an investment in the common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund, if any, and the ability of common shareholders to reinvest dividends. The Fund may, from time to time, employ leverage, which will magnify the Fund’s risks and, in turn, the risks to the common shareholders. Use of leverage is subject to the risks described below under “—Leverage risk.”

Limited Term Risk

Unless the limited term provision of the Fund’s Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, the Fund will be terminated on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ]. If the Fund’s Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to [        ][    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy. As a result, the Fund’s distributions may decrease during the wind-down period, and such distributions may include a return of capital. If on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. The Fund does not seek to return $20.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20.00 per common share. As the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. As the Fund approaches its Termination Date, the portfolio composition of the Fund may change, which may cause the Fund’s returns to decrease and the market price of the common shares to fall. Rather than reinvesting the proceeds of its securities, the Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to common shares, or the Fund may invest the proceeds in lower yielding securities or hold the proceeds in cash or cash equivalents, which may adversely affect the performance of the Fund. Upon its termination, the Fund will distribute substantially all of its net assets to shareholders which may be more than, equal to or less than $20.00 per common share.

Senior Loans Risk

The Senior Loans in which the Fund will invest will primarily be rated below investment grade, but may also be unrated and of comparable credit quality. As a result, although Senior Loans are senior and typically secured in a first or second lien position in contrast to other below investment grade fixed income instruments, which are often subordinated or unsecured, the risks associated with such Senior Loans are generally similar to the risks of other below investment grade fixed income instruments. See “—Below Investment Grade Rating Risk.” Investments in below investment grade Senior Loans are considered speculative because of the credit risk of the Borrowers. Such Borrowers are more likely than investment grade Borrowers to default on their payments of interest and principal owed to the Fund, and such defaults could reduce the net asset value of the common shares and income distributions. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the Senior Loan’s value. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including non-payment of principal, liquidity risk and the risk of investing in below investment grade fixed income instruments.

Senior Loans are subject to the risk of non-payment of scheduled interest or principal. Such non-payment would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. There can be no assurance that the liquidation of any collateral securing a Senior Loan would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, whether when due or upon acceleration, or that the collateral could be liquidated, readily or otherwise. In the event of bankruptcy or insolvency of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral, if any, securing a Senior Loan. The collateral securing a Senior Loan, if any, may lose all or substantially all of its value in the event of the bankruptcy or insolvency of a Borrower. Some Senior Loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate such Senior Loans to presently existing or future indebtedness of the Borrower or take other action detrimental to the holders of Senior Loans including, in certain circumstances, invalidating such Senior Loans or causing interest previously paid to be refunded to the Borrower. Additionally, a Senior Loan may be “primed” in bankruptcy, which reduces the ability of the holders of the Senior Loan to recover on the collateral. Priming takes place when a debtor in bankruptcy is allowed to incur additional indebtedness by the bankruptcy court and such indebtedness has a senior or pari passu lien with the debtor’s existing secured indebtedness, such as existing Senior Loans or secured Corporate Bonds.

There may be less readily available information about most Senior Loans and the Borrowers thereunder than is the case for many other types of securities, including securities issued in transactions registered under the Securities Act or registered under the Exchange Act, and Borrowers subject to the periodic reporting requirements of Section 13 of the Exchange Act. Senior Loans may be issued by companies that are not subject to SEC reporting requirements and these companies, therefore, do not file reports with the SEC that must comply with SEC form requirements and in addition are subject to a less stringent liability disclosure regime than companies subject to SEC reporting requirements. As a result, the Adviser will rely primarily on its own evaluation of a Borrower’s credit quality rather than on any available independent sources. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser.

The secondary trading market for Senior Loans may be less liquid than the secondary trading market for registered investment grade debt securities. No active trading market may exist for certain Senior Loans, which may make it difficult to value them. Illiquidity and adverse market conditions may mean that the Fund may not be able to sell Senior Loans quickly or at a fair price. To the extent that a secondary market does exist for certain Senior Loans, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Senior Loans and other variable rate debt instruments are subject to the risk of payment defaults of scheduled interest or principal. Such payment defaults would result in a reduction of income to the Fund, a reduction in the value of the investment and a potential decrease in the net asset value of the common shares. Similarly, a sudden and significant increase in market interest rates may increase the risk of payment defaults and cause a decline in the value of these investments and in the net asset value of the common shares. Other factors (including, but not limited to, rating downgrades, credit deterioration, a large downward movement in stock prices, a disparity in supply and demand of certain securities or market conditions that reduce liquidity) can reduce the value of Senior Loans and other debt obligations, impairing the net asset value of the common shares.

Senior Loans are subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans for investment by the Fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain Borrowers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of Senior Loans that are considered highly levered transactions. Such sales could result in prices that, in the opinion of the Adviser, do not represent fair value. If the Fund attempts to sell a Senior Loan at a time when a financial institution is engaging in such a sale, the price the Fund could receive for the Senior Loan may be adversely affected.

The Fund expects to acquire Senior Loans primarily through assignments and, to a lesser extent, through participations. The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, the purchaser’s rights can be more restricted than those of the assigning institution, and the Fund may not be able to unilaterally enforce all rights and remedies under the loan and with regard to any associated collateral. In general, a participation is a contractual relationship only with the institution participating out the interest, not with the Borrower. Sellers of participations typically include banks, broker-dealers, other financial institutions and lending institutions. In purchasing participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement against the Borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, (i) the Fund will be exposed to the credit risk of both the Borrower and the institution selling the participation and (ii) both the Borrower and the institution selling the participation will be considered issuers for purposes of the Fund’s investment restriction concerning industry concentration. See “Investment Restrictions.” Further, in purchasing participations in lending syndicates, the Fund may be more limited than it otherwise would be in its ability to conduct due diligence on the Borrower. In addition, as a holder of the participations, the Fund may not have voting rights or inspection rights that the Fund would otherwise have if it were investing directly in the Senior Loan, which may result in the Fund being exposed to greater credit or fraud risk with respect to the Borrower or the Senior Loan.

Subordinated Loans Risk

Although the Fund does not initially expect Subordinated Loans to be a significant component of its portfolio, it may invest in such instruments from time to time. Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. In the event of default on a Subordinated Loan, the first priority lien holder has first claim to the underlying collateral of the loan to the extent such claim is secured. Additionally, an oversecured creditor may be entitled to additional interest and other charges in bankruptcy increasing the amount of their allowed claim. Subordinated Loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Loans and may be less liquid.

Corporate Bond Risk

The market value of a Corporate Bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate- and longer-term Corporate Bonds is generally more sensitive to changes in interest rates than is the market value of shorter-term Corporate Bonds. The market value of a Corporate Bond also may be affected by factors directly related to the Borrower, such as investors’ perceptions of the creditworthiness of the Borrower, the Borrower’s financial performance, perceptions of the Borrower in the market place, performance of management of the Borrower, the Borrower’s capital structure and use of financial leverage and demand for the Borrower’s goods and services. Certain risks associated with investments in Corporate Bonds are described elsewhere in this prospectus in further detail, including under “—Credit risk,” “—Prepayment risk” and “—Inflation/deflation risk.” There is a risk that the Borrowers of Corporate Bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The Fund expects to invest primarily in Corporate Bonds that are high yield issues rated below investment grade. High yield Corporate Bonds are often high risk and have speculative characteristics. High yield Corporate Bonds may be particularly susceptible to adverse Borrower-specific developments. High yield Corporate Bonds are subject to the risks described under “—Below investment grade rating risk.”

CLO Securities Risk

The Fund will invest in CLO Securities issued by CLOs that principally invest in Senior Loans (typically, 80% or more of their assets), diversified by industry and Borrower. It is also possible that the underlying obligations of CLOs in which the Fund invests will include (i) Subordinated Loans, (ii) debt tranches of other CLOs, and (iii) equity securities incidental to investments in Senior Loans. Holders of such securities are subject to a number of risks, including the credit, liquidity, counterparty and other risks detailed below under “—Structured products risk,” and other market and asset specific risks.

CLO Securities are typically privately offered and sold and may be thinly traded or have a limited trading market. As a result, investments in CLO Securities may be characterized by the Fund as illiquid securities. In addition to the general risks associated with debt securities discussed above, CLOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; and (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches of the CLOs.

CLOs issue securities in tranches with different payment characteristics and different credit ratings. The rated tranches of CLO Securities are generally assigned credit ratings by one or more nationally recognized statistical rating organizations. The subordinated (or residual) tranches do not receive ratings. Below investment grade tranches of CLO Securities typically experience a lower recovery, greater risk of loss or deferral or non-payment of interest than more senior tranches of the CLO.

The riskiest portion of the capital structure of a CLO is the subordinated (or residual) tranche, which bears the bulk of defaults from the loans in the CLO and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CLO typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the subordinated tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CLO Securities as a class. The risks of an investment in a CLO depend largely on the collateral and the tranche of the CLO in which the Fund invests.

The Fund will invest in the subordinated or residual tranche of CLOs. By their terms, such more senior tranches may entitle the holders to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments with respect to the tranches in which the Fund invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a CLO, holders of more senior tranches would typically be entitled to receive payment in full before the Fund receives any distribution. After repaying such senior creditors, such CLO may not have any remaining assets to use for repaying its obligation to the Fund. In the case of tranches ranking equally with the tranches in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such securities in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant CLO. Therefore, the Fund may not receive back the full amount of its investment in a CLO.

CLO equity is the most subordinated tranche within a CLO and CLO securities that the Fund will acquire are subordinated to more senior tranches of CLO debt. CLO equity securities are to increased risks of default relative to the holders of superior priority interests in the same securities. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets.

The transaction documents relating to the issuance of CLO Securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO Securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO Securities. Furthermore, CLO Securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over-collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

Payments to holders of CLO Securities may be subject to deferral. If cash flows generated by the underlying assets are insufficient to make all current and, if applicable, deferred payments on CLO Securities, no other assets will be available for payment of the deficiency and, following realization of the underlying assets, the obligations of the Borrower of the related CLO Securities to pay such deficiency will be extinguished.

The market value of CLO Securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLO, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. Finally, CLO Securities are limited recourse and may not be paid in full and may be subject to up to 100% loss.

Asset-Backed Securities Risk

Asset-backed securities often involve risks that are different from or more acute than risks associated with other types of debt instruments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities.

Below Investment Grade Rating Risk

The Fund expects initially that its investments in Senior Loans, Subordinated Loans, Corporate Bonds and other debt instruments will consist primarily of securities and loans that are rated below investment grade or unrated and of comparable credit quality. Debt instruments that are rated below investment grade are often referred to as “high yield” securities or “junk bonds.” Below investment grade Senior Loans, high yield securities and other similar instruments are rated “Ba1” or lower by Moody’s, “BB+” or lower by S&P or “BB+” or lower by Fitch or, if unrated, are judged by the Adviser to be of comparable credit quality. While generally providing greater income and opportunity for gain, below investment grade Corporate Bonds and Senior Loans and similar debt instruments may be subject to greater risks than securities or instruments that have higher credit ratings, including a higher risk of default. The credit rating of a Corporate Bond and Senior Loan that is rated below investment grade does not necessarily address its market value risk, and ratings may from time to time change, positively or negatively, to reflect developments regarding the Borrower’s financial condition. Below investment grade Corporate Bonds and Senior Loans and similar instruments often are considered to be speculative with respect to the capacity of the Borrower to timely repay principal and pay interest or dividends in accordance with the terms of the obligation and may have more credit risk than higher rated securities. Lower grade securities and similar debt instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of some Borrowers issuing such Corporate Bonds, Senior Loans and similar debt instruments to repay principal and pay interest on the instrument, increase the incidence of default and severely disrupt the market value of the securities and similar debt instruments.

The secondary market for below investment grade Corporate Bonds and Senior Loans and similar instruments may be less liquid than that for higher rated instruments. Because unrated securities may not have an active trading market or may be difficult to value, the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the Adviser’s credit analysis than would be the case when the Fund invests in rated securities.

Under normal market conditions, the Fund will invest in Senior Loans and Corporate Bonds, and may invest in Subordinated Loans and other debt instruments, including securities of Stressed Issuers, rated in the lower rating categories (“Caa1” or lower by Moody’s, “CCC+” or lower by S&P or CCC+ or lower by Fitch) or unrated and of comparable quality. For these securities, the risks associated with below investment grade instruments are more pronounced. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to an investment, the Fund may lose its entire investment or may be required to accept cash or securities with a value substantially less than its original investment. See “—Special Situations and Stressed Investments Risk.”

Special Situations and Stressed Investments Risk

The Fund may invest in Special Situation Investments. Although such investments may result in significant returns for the Fund, they are speculative and involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investment in distressed assets is unusually high. Therefore, the Fund will be particularly dependent on the analytical abilities of the Adviser. In any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Among the risks inherent in investments in a troubled company is that it may be difficult to obtain information as to the true financial condition of such company. Troubled company investments and other distressed asset-based investments require active monitoring.

The Fund may make such investments when the Adviser believes it is reasonably likely that the Stressed Issuer will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for a Special Situation Investment. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which the Fund makes its investment in the Special Situation Investment and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the Fund would receive any interest payments on the Special Situation Investment, the Fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in Special Situation Investments, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by Special Situation Investments will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the Special Situation Investments or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Special Situation Investments held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or even no value. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if the Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Special Situation Investments, the Fund may be restricted from disposing of such securities. To the extent that the Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Credit Risk

Credit risk is the risk that one or more loans or debt securities in the Fund’s portfolio will decline in price or fail to pay interest or principal when due because one or more Borrowers experiences an actual or perceived decline in its condition, financial or otherwise, or in its prospects. While a senior position in the capital structure of a Borrower may provide some protection with respect to the Fund’s investments in Senior Loans, losses may still occur because the market value of Senior Loans is affected by the creditworthiness of Borrowers and by general economic and specific industry conditions. To the extent the Fund invests in below investment grade Corporate Bonds, Senior Loans or other investments, it will be exposed to a greater amount of credit risk than a fund that invests in investment grade securities or loans. Typically, the prices of lower grade securities or loans are more sensitive to negative developments, such as a decline in the Borrower’s revenues or a general economic downturn, than are the prices of higher grade securities or loans.

Prepayment Risk

During periods of declining interest rates, Borrowers may exercise their option to prepay principal earlier than scheduled. For Corporate Bonds, such payments often occur during periods of declining interest rates, which may require the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to the Fund’s shareholders. This is known as prepayment or “call” risk. Below investment grade Corporate Bonds frequently have Call Protection. A Borrower may redeem Corporate Bonds if, for example, the Borrower can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the Borrower. Fixed income securities may be purchased at prices below or above their stated principal amount. For premium Corporate Bonds (Corporate Bonds acquired at prices that exceed their stated principal amount), prepayment risk may be increased given that the Fund would lose the potential value of the yield-to-maturity of the bonds in the event they are redeemed at the stated principal amount.

Senior Loans and Subordinated Loans are subject to prepayment risk and typically do not have Call Protection. The degree to which Borrowers prepay Senior Loans and Subordinated Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the Borrower and competitive conditions among Senior Loan and Subordinated Loan investors, among others. For these reasons, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the outstanding debt from which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

Interest Rate Risk

Because Senior Loans with floating or variable rates reset their interest rates periodically, changes in prevailing interest rates can be expected to cause some fluctuations in the net asset value of the common shares. Similarly, an increase in market interest rates (which are currently considered low by historic standards) may cause a decline in the net asset value of the common shares. In addition, Senior Loans or similar loans or securities may allow the Borrower to opt between LIBOR-based interest rates and interest rates based on bank prime rates, which may have an effect on the net asset value of the common shares.

Liquidity Risk

The Fund generally considers “illiquid securities” to be securities or loans that cannot be sold within seven days in the ordinary course of business at approximately the value used by the Fund in determining the net asset value of its common shares. The Fund may not be able to readily dispose of such securities or loans at prices that approximate those at which the Fund could sell the securities or loans if they were more widely traded and, as a result of that illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the net asset value of the common shares and ability to make dividend distributions.

Some Senior Loans are not readily marketable and may be subject to restrictions on resale. Senior Loans generally are not listed on any national securities exchange and no active trading market may exist for the Senior Loans in which the Fund may invest. When a secondary market exists, if at all, the market for some Senior Loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. The Fund has no limitation on the amount of its assets that may be invested in securities that are not readily marketable or are subject to restrictions on resale. Further, the lack of an established secondary market for illiquid securities may make it more difficult to value such securities, which may negatively affect the price the Fund would receive upon disposition of such securities. The Adviser’s judgment may play a greater role in the valuation process. See “—Valuation Risk.”

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

Duration and Maturity Risk

The Fund has no fixed policy regarding portfolio maturity or duration. Holding long duration and long maturity investments will expose the Fund to certain magnified risks.

Inflation/Deflation Risk

Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to the Fund’s shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of Borrowers and may make Borrower defaults more likely, which may result in a decline in the value of the Fund’s portfolio.

Structured Products Risk

General. The Fund may invest in structured products, including, without limitation, CLO Securities and structured notes. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The risks associated with investments in CLO Securities are described above under “—CLO Securities Risk.”

The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same assets, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter-term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the structured products owned by the Fund.

Investments in structured products involve risks, including credit risk and market risk. Certain structured products may be thinly traded or have a limited trading market. Where the Fund’s investments in structured products are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds (or loans) and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of any factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on a structured product to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity of the structured product. Structured products may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the product.

The Fund may invest in structured products collateralized by below investment grade or distressed loans or securities. Investments in such structured products are subject to the risks associated with below investment grade securities, described above under “—Below investment grade rating risk.” Such securities are characterized by high risk. It is likely that an economic recession could severely disrupt the market for such securities and may have an adverse impact on the value of such securities.

Structured Notes Risk. Investments in structured notes involve risks, including credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, including currency exchange rates, interest rates, referenced bonds and stock indices, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured note to be reduced to zero, and any further changes in the reference instrument may then reduce the principal amount payable on maturity. Structured notes may be less liquid than other types of securities and more volatile than the reference instrument or security underlying the note.

Derivatives Risks

General Risks Associated with Derivatives. Although the Fund does not expect Derivatives to represent a significant component of its portfolio initially, the Fund may use Derivatives including, in particular, swaps (including, total return swaps), synthetic CLOs, reverse repurchase agreements and other similar transactions, in seeking to achieve its investment objective or for other reasons, such as cash management, financing activities or to hedge its positions. Accordingly, Derivatives may be used in limited instances as a form of leverage or to seek to enhance returns, including speculation on changes in credit spreads, interest rates or other characteristics of the market, individual securities or groups of securities. If the Fund invests in a Derivative for speculative purposes, which the Fund does not initially intend to do, the Fund will be fully exposed to the risks of loss of that Derivative, which may sometimes be greater than the Derivative’s cost. The use of Derivatives may involve substantial leverage. The use of Derivatives may subject the Fund to various risks, including, but not limited to, the following:

•	Counterparty Risk. The risk that the counterparty in a Derivative transaction will be unable to honor its financial obligation to the Fund, or the risk that the reference entity in a credit default swap or similar Derivative will not be able to honor its financial obligations. Certain participants in the Derivatives market, including larger financial institutions, have experienced significant financial hardship and deteriorating credit conditions. If the Fund’s counterparty to a Derivative transaction experiences a loss of capital, or is perceived to lack adequate capital or access to capital, it may experience margin calls or other regulatory requirements to increase equity. Under such circumstances, the risk that a counterparty will be unable to honor its obligations may increase substantially. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

•	Currency Risk. The risk that changes in the exchange rate between two currencies will adversely affect the value (in U.S. dollar terms) of an investment.

•	Leverage Risk. The risk associated with certain types of Derivative strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

•	Liquidity Risk. The risk that certain instruments may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth. This risk is heightened to the extent the Fund engages in OTC derivative transactions. The illiquidity of OTC derivative transactions may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. Such illiquidity may also make it more difficult for the Fund to ascertain the market value of derivatives.

•	Correlation Risk. The risk that changes in the value of a Derivative will not match the changes in the value of the portfolio holdings that are being hedged or of the particular market, security or loan to which the Fund seeks exposure.

•	Index Risk. If the Derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the Derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

•	Regulatory Risk. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of Derivatives, including potentially limiting or restricting the ability of the Fund to use certain Derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. See “—Legislation and Regulation Risk.”

Furthermore, the Fund’s ability to successfully use Derivatives depends on the Adviser’s ability to predict pertinent securities prices, interest rates, currency exchange rates and other economic factors, which cannot be assured. Additionally, segregated liquid assets, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Derivatives are not otherwise available to the Fund for investment purposes.

Swap Agreements Risk. The Fund may enter into swap agreements, including interest rate and index swap agreements, for hedging purposes, as a form of leverage or to seek to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors in OTC markets for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend on the Adviser’s ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, some swap agreements may be considered by the Fund to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund may seek to reduce this risk to some extent by entering into a transaction only if the counterparty meets the Adviser’s current credit standards for OTC counterparties. Swap agreements also bear the risk that the Fund will not be able to meet its payment obligations to the counterparty. Generally, the Fund will deposit in a segregated account liquid assets permitted to be so segregated by the SEC in an amount equal to or greater than the market value of the Fund’s liabilities under the swap agreement or the amount it would cost the Fund initially to make an equivalent direct investment plus or minus any amount the Fund is obligated to pay or is to receive under the swap agreement. Restrictions imposed by the tax rules applicable to regulated investment companies may limit the Fund’s ability to use swap agreements. In addition, the swap markets have recently become subject to extensive regulation. It is possible that such new regulations, including the adoption of any proposed regulations, could adversely affect the Fund’s ability to enter into or terminate swap agreements or to realize amounts to be received under these agreements. Swap transactions may involve substantial leverage.

The Fund may enter into credit default swap agreements and similar agreements, and may also buy credit-linked securities. Credit default swaps are often structured with significant leverage and may be considered speculative. The credit default swap agreement or similar instrument may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract may be obligated to pay the protection “seller” an upfront payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller, the Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value.

Swaptions Risk. The Fund, to the extent permitted under applicable law, may enter into “swaptions,” which are options on swap agreements on either an asset-based or liability-based basis. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. When the Fund writes a swaption, upon exercise of the option, the Fund will become obligated according to the terms of the underlying agreement and may incur a loss, which may be substantial.

Credit-Linked Securities Risk. Among the income producing securities in which the Fund may invest are credit-linked securities, which are issued by a limited purpose trust or other vehicle that, in turn, invests in a Derivative or basket of Derivatives, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain fixed income markets. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available.

Like an investment in a bond, investments in these credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the Derivatives and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with Derivatives, including, among others, credit risk and leverage risk. There may be no established trading market for these securities and they may constitute illiquid investments.

Other Risks Relating to Fund Investments

Risks Associated with Investments in Equity Securities Incidental to Investments in Senior Loans

From time to time, the Fund also may invest in or hold common stock and other equity securities incidental to the purchase or ownership of a Senior Loan or other debt instruments or in connection with a reorganization of a Borrower. Investments in equity securities incidental to investments in Senior Loans or other debt instruments entail certain risks in addition to those associated with investments in Senior Loans or other debt instruments. Because equity is merely the residual value of a Borrower after all claims and other interests, it is inherently more risky than Senior Loans or other debt instruments of the same Borrower. The value of the equity securities may be affected more rapidly, and to a greater extent, by company- and industry-specific developments and general market conditions. These risks may increase fluctuations in the net asset value of the common shares. The Fund frequently may possess material non-public information about a Borrower as a result of its ownership of a Senior Loan or other debt instruments of a Borrower. Because of prohibitions on trading in securities while in possession of material non-public information, the Fund might be unable to enter into a transaction in a security of the Borrower when it would otherwise be advantageous to do so.

Short Sales Risk

The Fund may, from time to time, engage in short sales as a hedging strategy and potential source of additional return. A short sale is a transaction in which the Fund sells an instrument that it does not own in anticipation that the market price will decline. To deliver the securities to the buyer, the Fund arranges through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement. When selling short, the Fund intends to replace the securities at a lower price and therefore profit from the difference between the cost to replace the securities and the proceeds received from the sale of the securities. When the Fund makes a short sale, the proceeds it receives from the sale will be held on behalf of a broker until the Fund replaces the borrowed securities. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash and/or liquid securities. In addition, the Fund will place in a segregated account an amount of cash and/or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short, and (ii) any cash and/or liquid securities deposited as collateral with the broker in connection with the short sale. Short sales involve certain risks and special considerations. If the Fund incorrectly predicts that the price of the borrowed security will decline, the Fund will have to replace the securities with securities with a greater value than the amount received from the sale. As a result, losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases can equal only the total amount invested.

Warrants Risk

Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. Warrants have a subordinate claim on a borrower’s assets compared with Senior Loans. As a result, the values of warrants generally are dependent on the financial condition of the borrower and less dependent on fluctuations in interest rates than are the values of many debt securities. The values of warrants may be more volatile than those of Senior Loans or Corporate Bonds and this may increase the volatility of the net asset value of the common shares.

Lender Liability Risk

A number of U.S. judicial decisions have upheld judgments of borrowers against lending institutions on the basis of various evolving legal theories, collectively termed “lender liability.” Generally, lender liability is founded on the premise that a lender has violated a duty (whether implied or contractual) of good faith, commercial reasonableness and fair dealing, or a similar duty owed to the Borrower or has assumed an excessive degree of control over the Borrower resulting in the creation of a fiduciary duty owed to the Borrower or its other creditors or shareholders. Because of the nature of its investments, the Fund may be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lender or bondholder (i) intentionally takes an action that results in the undercapitalization of a Borrower to the detriment of other creditors of such Borrower; (ii) engages in inequitable conduct to the detriment of the other creditors; (iii) engages in fraud with respect to, or makes misrepresentations to, the other creditors; or (iv) uses its influence as a shareholder to dominate or control a Borrower to the detriment of other creditors of the Borrower, a court may elect to subordinate the claim of the offending lender or bondholder to the claims of the disadvantaged creditor or creditors, a remedy called “equitable subordination.”

Because affiliates of, or persons related to, the Adviser may hold equity or other interests in obligors of the Fund, the Fund could be exposed to claims for equitable subordination or lender liability or both based on such equity or other holdings.

Distressed Investments, Litigation, Bankruptcy and Other Proceedings Risk

The Fund may invest in debt securities and other obligations of Stressed Issuers. Investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. The Fund may also invest in equity securities of companies involved in, or that have recently completed, bankruptcy or other reorganization proceedings.

There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-United States obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-United States laws) may adversely impact the Fund’s securities.

Non-U.S. Securities Risk

The Fund may invest a significant amount of its capital in securities of non-U.S. issuers or Borrowers, including Senior Loans and Subordinated Loans. These investments involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

Markets for these investments in foreign countries often are not as developed, efficient or liquid as similar markets in the United States, and therefore, the prices of non-U.S. securities may be more volatile. Certain foreign countries may impose restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as U.S. companies. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, different legal systems and laws relating to creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Fund to lose money on its investments in non-U.S. securities. There are no bankruptcy proceedings similar to those in the United States by which defaulted non-U.S. government debt may be collected. Generally, there is less readily available and reliable information about non-U.S. issuers or Borrowers due to less rigorous disclosure or accounting standards and regulatory practices.

The ability of a foreign sovereign issuer to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. The cost of servicing external debt generally will also be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates that are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the common shares are not traded on the [                ], the market value or net asset value of the common shares can change at times when the common shares cannot be sold.

Investments in so-called “emerging markets” (or lesser developed countries) are particularly speculative and entail all of the risks of investing in non-U.S. securities but to a heightened degree. Compared to developed countries, emerging market countries may have less fully developed and relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Eurozone Risk

The Fund intends to invest in securities of European companies and companies that have operations that may be affected by the Eurozone economy. Recent concerns regarding the sovereign debt of various Eurozone countries and proposals for investors to incur substantial write-downs and reductions in the face value of Greek sovereign debt have given rise to new concerns about sovereign defaults, the possibility that one or more countries might leave the European Union or the Eurozone and various proposals (still under consideration and unclear in material respects) for support of affected countries and the Euro as a currency. The outcome of this situation cannot yet be predicted. Sovereign debt defaults and European Union and/or Eurozone exists could have material adverse effects on investments by the Fund in securities of European companies, including but not limited to the availability of credit to support such companies’ financing needs, uncertainty and disruption in relation to financing, customer and supply contracts denominated in Euro and wider economic disruption in markets served by those companies, while austerity and other measures that have been introduced in order to limit or contain these issues may themselves lead to economic contraction and resulting adverse effects for the Fund. It is possible that a number of the Fund’s securities will be denominated in the Euro. Legal uncertainty about the funding of Euro denominated obligations following any breakup or exits from the Eurozone (particularly in the case of investments in securities of companies in affected countries) could also have material adverse effects on the Fund.

Foreign Currency Risk

The common shares are priced in U.S. dollars and the Fund’s distributions are paid in U.S. dollars. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities in the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the net asset value of the common shares could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. The Adviser may, but is not required to, elect for the Fund to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. The Fund may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

Repurchase Agreements and Reverse Repurchase Agreements Risk

Subject to its investment objectives and policies, the Fund may invest in repurchase agreements. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by the Fund upon acquisition is accrued as interest and included in its net investment income.

Repurchase agreements involving obligations other than U.S. Government securities (such as commercial paper and Corporate Bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (1) possible decline in the value of the underlying security during the period in which the Fund seeks to enforce its rights thereto; (2) possible lack of access to income on the underlying security during this period; and (3) expenses of enforcing its rights.

Reverse repurchase agreements involve the risk that the buyer of the securities sold by the Fund might be unable to deliver them when the Fund seeks to repurchase. In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer, trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Risks Associated with Market Developments and Regulatory Changes

Market Developments Risk

Beginning in 2007, the global financial markets experienced stress, volatility, instability, illiquidity and disruption evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. While this volatility and disruption peaked in 2008 to 2009 and appears to have abated somewhat, these events contributed to general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent conditions have improved, there can be no assurance that adverse market conditions will not repeat themselves or worsen in the future. If these adverse and volatile market conditions worsen, the capital markets, and, in particular, the market for debt obligations, may be subject to heightened volatility, increased risks of default, periods of illiquidity and other situations adverse to investors.

Instability in the credit markets has made it more difficult at certain times for a number of issuers of debt instruments to obtain financing or refinancing for their investment or lending activities or operations. In particular, because of volatile conditions in the credit markets, issuers of debt instruments may be subject to increased cost for debt, tightening underwriting standards and reduced liquidity for loans they make, securities they purchase and securities they issue. Certain Borrowers may, due to macroeconomic conditions, be unable to repay their Senior Loans or other debt obligations because of these conditions. A Borrower’s failure to satisfy financial or operating covenants imposed by lenders could lead to defaults and, potentially, termination of the Senior Loans and foreclosure on the underlying secured assets, which could trigger cross-defaults under other agreements and jeopardize a Borrower’s ability to meet its obligations under its debt instruments. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting Borrower. The Fund may also experience a loss of principal.

These developments also (i) may make it more difficult for the Fund to accurately value its portfolio securities or to sell its portfolio securities on a timely basis; (ii) could adversely affect the ability of the Fund to use leverage for investment purposes and increase the cost of such leverage, which would reduce returns to the common shareholders; and (iii) may adversely affect the broader economy, which in turn may adversely affect the ability of issuers of securities owned by the Fund to make payments of principal and interest when due, lead to lower credit ratings of the issuer and increased defaults by the issuer. Such developments could, in turn, reduce the value of securities owned by the Fund and adversely affect the net asset value and market price of the common shares.

According to various reports, certain financial institutions, commencing as early as 2005 and throughout the global financial crisis, may have routinely made artificially low submissions in the LIBOR rate setting process. In June 2012, one such financial institution was fined a significant amount by various financial regulators in connection with allegations of manipulation of LIBOR rates. Investigations of other financial institutions for similar actions in various countries are ongoing. These developments may have adversely affected the interest rates on securities whose interest payments were determined by reference to LIBOR, including certain Senior Loans. Any future similar developments could, in turn, reduce the value of such securities owned by the Fund.

Government Intervention in the Financial Markets Risk

Instability in the financial markets has led the U.S. Government, the Federal Reserve and foreign governments and central banks around the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state and foreign governments, their regulatory agencies or self-regulatory organizations may take additional actions that affect the regulation of the securities, debt instruments or structured products in which the Fund invests, or the issuers of such securities or structured products, in ways that are unforeseeable or not fully understood or anticipated. See “—Legislation and Regulation Risk.” Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such programs may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

Investment Adviser Purchase Risk

Purchases of the Fund’s common shares by the Adviser and its affiliates (other than the Fund) under the 10b5-1 Plan may result in the price of the Fund’s common shares being higher than the price that otherwise might exist in the open market.

The Adviser expects to enter into the 10b5-1 Plan on behalf of itself and certain of its affiliates (other than the Fund) under which [                    ], as agent for the Adviser and such affiliates, will purchase in the open market up to $[        ] million of the Fund’s common shares in the aggregate during the period beginning [    ] days after the date of this Prospectus and ending [    ] days after the date of this Prospectus, subject to a variety of market and discount conditions and a daily purchase limit. See “The Adviser—Related Party Transactions” for additional details regarding the 10b5-1 Plan. Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the Fund’s common shares or suppressing a decline in the market price of the common shares, and, as a result, the price of the Fund’s common shares may be higher than the price that otherwise might exist in the open market. Conversely, any eventual sale of purchased common shares by the Adviser and its affiliates may act as a catalyst for a decline in the Fund’s market price, and therefore the market price of the Fund’s common shares may be lower than the price that might otherwise exist in the open market.

Legislation and Regulation Risk

On July 21, 2010, the President signed into law the Dodd-Frank Act. The Dodd-Frank Act, among other things, grants regulatory authorities such as the CFTC and SEC broad rulemaking authority to implement various provisions of the Dodd-Frank Act, including comprehensive regulation of the OTC derivatives market. It is unclear to what extent these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives.

While some regulations have been adopted by the CFTC and SEC, a number of important rulemakings have not yet been finalized and there can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not significantly reduce the returns of the Fund. The implementation of the Dodd-Frank Act could adversely affect the Fund by increasing transaction and/or regulatory compliance costs and may impact the availability, liquidity and cost of entering into Derivatives, including potentially limiting or restricting the ability of the Fund to use certain Derivatives or certain counterparties as a part of its investment strategy, increasing the costs of using these instruments or making these instruments less effective. In addition, greater regulatory scrutiny may increase the Fund’s and the Adviser’s exposure to potential liabilities. Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

At any time after the date of this prospectus, legislation by U.S. and foreign governments may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Principal Risks Relating to Fund Operations

Leverage Risk

The Fund may, from time to time, utilize leverage and may utilize leverage to the maximum extent permitted by law for investment and other general corporate purposes. The Fund may obtain leverage by issuing preferred shares and/or notes and it may also borrow funds from banks and other financial institutions. The Fund may also gain leverage synthetically through swaps and other Derivatives. The use of leverage to purchase additional securities creates an opportunity for increased common share dividends, but also creates risks for the common shareholders, including increased variability of the Fund’s net income, distributions, net asset value and/or market price of its common shares in relation to market changes. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified if the Fund uses leverage. In particular, leverage may magnify interest rate risk, which is the risk that the prices of portfolio securities will fall (or rise) if market interest rates for those types of securities rise (or fall). As a result, leverage may cause greater changes in the net asset value of the common shares, which will be borne entirely by the common shareholders, and in the price at which its common shares trade in the secondary market. For example, with respect to the Fund’s investments in Senior Loans or other debt instruments that provide a LIBOR floor that helps protect the Fund’s income in falling or flat-rate environments, if interest rates increase, the Fund may not realize the same extent of additional income compared to any increase in the Fund’s cost of financing, which could result in the potential for a decrease in the level of income available for dividends or distributions made by the Fund. If the Fund issues preferred shares and/or notes or engages in other borrowings, it will have to pay dividends on its preferred shares or interest on its notes or borrowings, which will increase expenses and may reduce the Fund’s return. These dividend payments or interest expenses (which will be borne entirely by common shareholders) may be greater than the Fund’s return on the underlying investments. The Fund’s leveraging strategy, if utilized, may not be successful.

The Fund may issue preferred shares and/or notes or other forms of indebtedness as a form of leverage. These means of obtaining leverage would be senior to the common shares, such that holders of preferred shares and/or notes or other Fund indebtedness would have priority over the common shareholders in the distribution of the Fund’s assets, including dividends, distributions of principal and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would vote together with the holders of common shares on all matters, including the election of Trustees. Additionally, the holders of preferred shares would have the right separately to elect two Trustees of the Fund, and would vote separately as a class on certain matters which may at times give holders of preferred shares disproportionate influence over the Fund’s affairs. If the preferred shares were limited in their term, redemptions of such preferred shares would require the Fund to liquidate its investments and would reduce the Fund’s use of leverage, which could negatively impact common shareholders. In addition, if the Fund elects to issue preferred shares and/or notes (or other forms of indebtedness), its ability to make distributions to its common shareholders or to repurchase its stock will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act, Delaware law and the Fund’s lenders.

The Fund will pay (and common shareholders will bear) all costs and expenses relating to the issuance and ongoing maintenance of any preferred shares and/or notes or other forms of indebtedness issued by the Fund, including higher advisory fees. As a result, the Fund cannot assure you that the issuance of preferred shares and/or notes or other forms of indebtedness will provide a higher yield or return to the holders of the common shares. If the Fund offers and/or issues preferred shares and/or notes or other forms of indebtedness, the costs of the offering will be borne immediately by the common shareholders and result in a reduction of the net asset value of the common shares.

The Fund anticipates that any money borrowed from a bank or other financial institution for investment purposes will accrue interest based on shorter-term interest rates that would be periodically reset. So long as the Fund’s portfolio provides a higher rate of return, net of expenses, than the interest rate on borrowed money, as reset periodically, the leverage may cause common shareholders to receive a higher current rate of return than if the Fund were not leveraged. If, however, long-term and/or short-term rates rise, the interest rate on borrowed money could exceed the rate of return on securities held by the Fund, reducing returns to common shareholders. Developments in the credit markets may adversely affect the ability of the Fund to borrow for investment purposes and may increase the costs of such borrowings, which would reduce returns to common shareholders.

There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings or in dividend payments on, principal proceeds distributed to, or redemption of any preferred shares and/or notes or other forms of indebtedness that the Fund has issued will reduce the return to the common shareholders;

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	when the Fund uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Fund did not use leverage, and may provide a financial incentive to the Adviser to increase the Fund’s use of leverage and create an inherent conflict of interest; and

•	leverage may increase expenses (which will be borne entirely by common shareholders), which may reduce total return.

Valuation Risk

The Fund utilizes independent pricing services approved by the Board of Trustees to value certain portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Where market quotations are not readily available, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. Valuation risks associated with investing in Senior Loans including, but not limited to: a limited number of market participants compared to publicly traded investment grade securities, a lack of publicly available information about some Borrowers, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments.

High Portfolio Turnover Risk

The Fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and on reinvestment in other securities. The sale of Fund portfolio securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect Fund performance.

Key Personnel Risk

The Adviser depends on the diligence, skill and network of business contacts of certain professionals at the Adviser. For a description of the senior management team, see “The Portfolio Managers.” The Fund’s success depends on the continued service of such personnel. In addition, there is no assurance that the Adviser will remain the Fund’s investment adviser or that the Adviser will continue to have access to the investment professionals and partners of its affiliates and the information and deal flow generated by the investment professionals of its affiliates.

Non-Diversification Risk

The Fund is classified as “non-diversified” under the Investment Company Act. As a result, it can invest a greater portion of its assets in obligations of a single issuer or of several related issuers than a “diversified” fund. The Fund may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. The Fund intends to qualify for the tax treatment available to RICs under Subchapter M of the Code, and thus intends to satisfy the diversification requirements applicable to RICs. Shareholders should refer to the “Certain Material U.S. Federal Income Tax Considerations” section of this prospectus for a description of such requirements.

Risks Associated with Fund Distribution Policy

The Fund intends to make regular distributions. Currently, in order to maintain a relatively stable level of distributions, the Fund may pay out less than all of its net investment income to the extent consistent with maintaining its status as a “regulated investment company” under the Code, pay out undistributed income from prior months, return capital in addition to current period net investment income or borrow money to fund distributions. The distributions for any full or partial calendar year might not be made in equal amounts, and one distribution may be larger than the other. The Fund will make a distribution only if authorized by the Board of Trustees and declared by the Fund out of assets legally available for these distributions. This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital, which would reduce the net asset value of the common shares and, over time, potentially increase the Fund’s expense ratio. If a distribution constitutes a return of capital, it means that the Fund is returning to shareholders a portion of their investment rather than making a distribution that is funded from the Fund’s earned income or other profits. The Fund’s distribution policy may be changed at any time by the Board of Trustees.

There is a possibility that the Fund may make total distributions for a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes). In such situations, a portion of each distribution paid to a shareholder with respect to such taxable year would generally be treated as a tax-free return of capital reducing the amount of that shareholder’s tax basis in that shareholder’s shares (but not below zero). When a shareholder sells shares in the Fund, the amount, if any, by which the sales price exceeds the shareholder’s tax basis in the Fund’s shares is gain subject to tax. Because a return of capital reduces a shareholder’s tax basis in the shares, it will increase the amount of such shareholder’s gain or decrease the amount of such shareholder’s loss when such shareholder sells the shares. If the Fund makes distributions in excess of its earnings and profits, any such distribution to a shareholder in excess of the shareholder’s tax basis in its shares will be treated as gain from a sale or exchange of the shares.

If the Fund elects to issue preferred shares and/or notes or other forms of indebtedness, its ability to make distributions to its common shareholders will be limited by the asset coverage requirements and other limitations imposed by the Investment Company Act and the terms of the Fund’s preferred shares, notes or other indebtedness.

No Operating History Risk

The Fund is a newly organized entity and has no previous operating or trading history upon which a potential investor can evaluate the Fund’s performance. Special risks apply during a fund’s start-up period, including the risk of failing to achieve the desired portfolio composition within the time period expected and the risk of commencing operations under inopportune market conditions. The common shares have no history of trading.

Inadequate Return Risk

No assurance can be given that the returns on the Fund’s investments will be commensurate with the risk of investment in the common shares.

Sourcing of Suitable Assets Risk

No assurance can be given the Adviser will be able to find enough appropriate investments that meet the Fund’s investment criteria.

Dilutive Effect of Receiving Cash Distributions Rather than Reinvesting Risk

Investors in the Fund will automatically participate in the Fund’s dividend reinvestment plan unless they affirmatively elect to “opt out” of the plan. All dividends declared in cash payable to shareholders that are participants in the Fund’s dividend reinvestment plan are generally automatically reinvested in common shares. As a result, shareholders that do not participate in the dividend reinvestment plan may experience dilution over time to the extent participants in the plan receive such common shares at a price below net asset value.

Closed-End Structure; Market Discount from Net Asset Value Risk

Shares of closed-end investment companies that trade in a secondary market frequently trade at market prices that are lower than their net asset values. This is commonly referred to as “trading at a discount.” This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of the public offering. As a result, the Fund is designed primarily for long-term investors. The Fund’s total assets will be reduced following this offering by the amount of offering and related expenses to be paid by the Fund.

Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell the common shares, whether an investor will realize gains or losses upon the sale of the common shares will depend entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the initial public offering price. The net asset value of the common shares, however, is expected to be reduced immediately following the initial public offering as a result of the payment of offering costs. As with any security, complete loss of investment is possible.

Takeover Provisions Risk

The Fund’s Declaration of Trust and bylaws contain provisions that may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of the shareholders. Such provisions may discourage outside parties from seeking control of the Fund or seeking to change the composition of its Board of Trustees, which could result in shareholders not having the opportunity to realize a price greater than the current market price for their shares at some time in the future.

The Fund’s Declaration of Trust classifies the Fund’s Trustees into three classes, serving staggered three-year terms, effective upon completion of this offering, and authorizes the Board of Trustees to authorize the Fund to issue additional common shares. The Board of Trustees also may classify or reclassify any unissued common shares into one or more classes or series of stock, including preferred stock, may set the terms of each class or series and may authorize the Fund to issue the newly classified or reclassified shares. The Board of Trustees may, without any action by the Fund’s shareholders, amend the Fund’s Declaration of Trust from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that the Fund has the authority to issue. The Fund’s bylaws require shareholders who wish to nominate individuals for election as Trustees or propose other business at meetings of shareholders to satisfy various requirements in order to do so, including a requirement to provide advance notice of such nomination or other business within the time period specified in the bylaws accompanied by the information and other specified materials. The bylaws also require that such information be updated.

Risk of Failure to Qualify for Treatment as a RIC

Although the Fund intends to qualify for treatment as a RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for such treatment. If the Fund qualifies for treatment as a RIC under the Code, the Fund generally will not be required to pay corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirements for a RIC are generally satisfied for a taxable year if the Fund distributes for that taxable year at least the sum of (i) 90% of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any, and (ii) 90% of its net tax-exempt interest income, if any.

Risk of Recognition of “Phantom” Income

For U.S. federal income tax purposes, the Fund may be required to include in income and distribute to shareholders certain amounts that the Fund has not yet received in cash, such as the accretion of “original issue discount” or “market discount” on certain debt instruments issued or purchased at a discount or in certain other circumstances. The Fund may also be required to include in income and distribute to shareholders certain other amounts that it will not receive in cash. In these cases, the Fund may have difficulty meeting the distribution requirements applicable to RICs. To satisfy these distribution requirements, the Fund may have to sell some investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or reduce new investment originations and sourcings. If the Fund is not able to obtain cash sufficient to satisfy the distribution requirements, the Fund may fail to qualify for the tax benefits available to RICs and thus be subject to corporate-level income tax. Please refer to the “Certain Material U.S. Federal Income Tax Considerations” section in this prospectus.

*        *        *         *        *

The above discussion of the various risks associated with the Fund and its investments is not, and is not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire prospectus and consult with their own advisors before deciding whether to invest in the Fund. In addition, as market, economic, political, tax and other factors change or evolve over time, an investment in the Fund may be subject to risk factors not foreseeable at this time or able to be described in this prospectus at this time.

LISTING OF SHARES

The Fund intends to apply for listing on [                    ], under the ticker symbol “[                    ].”

INVESTMENT RESTRICTIONS

Fundamental Investment Restrictions

The following investment restrictions are fundamental policies of the Fund and may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares, if any, voting as a single class (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the outstanding voting shares represented at a meeting at which more than 50% of the outstanding voting shares are represented or (ii) more than 50% of the outstanding voting shares). Subject to such shareholder approval, the Fund may not:

1.	make investments for the purpose of exercising control or management;

2.	purchase or sell real estate, commodities or commodity contracts, except that, to the extent permitted by applicable law, the Fund may (i) invest in securities directly or indirectly secured by real estate or interests therein or issued by entities that invest in real estate or interests therein; (ii) acquire, hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of other assets; (iii) invest in instruments directly or indirectly secured by commodities or securities issued by entities that invest in or hold such commodities and acquire temporarily commodities as a result thereof; and (iv) purchase and sell forward contracts, financial futures contracts and options thereon;

3.	issue senior securities or borrow money except as permitted by the Investment Company Act or otherwise as permitted by applicable law;

4.	underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in selling its own securities or portfolio securities;

5.	make loans to other persons, except that (i) the Fund will not be deemed to be making a loan to the extent that the Fund makes investments in accordance with its stated investment strategies or otherwise purchases Senior Loans, Subordinated Loans, Corporate Bonds, CLO Securities, debentures or other loans or debt securities of any type, preferred securities, commercial paper, pass through instruments, loan participation interests, corporate loans, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments; (ii) the Fund may take short positions in any security or financial instrument; and (iii) the Fund may lend its portfolio securities in an amount not in excess of 33 1/3% of its total assets, taken at market value, provided that such loans shall be made in accordance with applicable law; and

6.	Invest 25% or more of its total assets (taken at market value at the time of each investment) in the securities of issuers of any one industry. For CLO Securities, the Adviser will look to the CLO issuer for the purpose of determining industry and not to the underlying assets of the CLO.

Compliance with any policy or limitation of the Fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value or investment rating of the Fund’s assets or if a Borrower distributes equity securities incident to the purchase or ownership of a Senior Loan or in connection with a reorganization of a Borrower. The Fund interprets its policies with respect to these fundamental investment restrictions (including those on borrowing, lending and industry concentration) to permit such activities as may be lawful for the Fund, to the full extent permitted by the Investment Company Act and the rules and regulations adopted by the SEC thereunder or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC or pursuant to interpretive guidance issued by the SEC or its staff under the Investment Company Act and the rules and regulations adopted by the SEC thereunder.

MANAGEMENT OF THE FUND

Board of Trustees

The Fund’s business and affairs, including supervision of the duties performed by the Adviser, are managed under the direction of its Board of Trustees. The Board of Trustees currently consists of [                    ] members, [                    ] of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee and a nominating and governance committee and may establish additional committees from time to time as necessary.

Biographical Information of the Trustees of the Fund

Certain biographical and other information relating to the Trustees of the Fund is set out below, including their ages, their principal occupations for at least the last five years, the length of time served, the total number of portfolios overseen in the complex of registered investment companies advised by the Adviser or an affiliated person of the Adviser and other public company directorships.

Name, Address(1) and Age of Trustee	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Public Company Directorships Held by the Trustee During Past Five Years
Interested Trustees(2)

Independent Trustees

(1)	The address of each Trustee is care of the Secretary of the Fund at 375 Park Avenue, 25th Floor, New York, New York 10152.
(2)	“Interested person,” as defined in the Investment Company Act, of the Fund. [ ] are interested persons of the Fund due to their affiliation with the Adviser and its affiliates.

Biographical Information of the Executive Officers of the Fund

Certain biographical and other information relating to the executive officers of the Fund is set out below:

Name, Address(1) and Age of Officer	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

(1)	The address of each Trustee is care of the Secretary of the Fund at 375 Park Avenue, 25th Floor, New York, New York 10152.

Stock Ownership of Trustees

Information relating to each Trustee’s share ownership in the Fund and in all funds advised by the Adviser as of [            ], 2016 is set out in the chart below.

Name	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds
Interested Trustees

Independent Trustees

As of the date of this prospectus, none of the Trustees and officers of the Fund owned any outstanding shares of the Fund. As of the date of this prospectus, none of the independent Trustees of the Fund or their immediate family members owned beneficially or of record any securities in the Adviser or the Underwriters.

Compensation of Trustees

The following table sets forth the estimated compensation to be paid by the Fund to the Trustees projected through the end of the Fund’s first fiscal year and the projected aggregate compensation to be paid to them from all Funds advised by the Adviser for the twelve-months ending [            ], 2016. The Trustees who are “interested persons,” as defined in the Investment Company Act, of the Fund and the Fund’s officers do not receive compensation from the Fund.

Name	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Fund and Fund Complex Paid to Each Trustee
Interested Trustees

Independent Trustees

Board Structure and Role of the Board of Trustees in Risk Oversight

The Investment Company Act requires that at least 40% of the Trustees be independent Trustees. Certain exemptive rules promulgated under the Investment Company Act require that at least 50% of the Trustees be independent Trustees. Currently, [                    ] of the [                    ] Trustees are independent Trustees. The independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman of the Board of Trustees, regardless of whether the Trustee happens to be independent or a member of management.

The Board of Trustees expects to perform its risk oversight function primarily through (a) its two standing committees, which report to the entire Board of Trustees and are comprised solely of independent Trustees, and (b) monitoring by the Fund’s Chief Compliance Officer in accordance with the Fund’s compliance policies and procedures.

As described below in more detail under “Committees of the Board of Trustees,” the audit committee and the nominating and governance committee intend to assist the Board of Trustees in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing the Fund’s accounting and financial reporting processes, the Fund’s systems of internal controls regarding finance and accounting and audits of the Fund’s financial statements and discussing with management the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Fund’s risk assessment and risk management policies. The nominating and governance committee’s risk oversight responsibilities include selecting, researching and nominating Trustees for election by the Fund’s shareholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board of Trustees and its committees. Both the audit committee and the nominating and governance committee consist solely of independent Trustees.

The Board of Trustees will perform its risk oversight responsibilities with the assistance of the Fund’s Chief Compliance Officer. The Fund’s Chief Compliance Officer prepares a written report annually discussing the adequacy and effectiveness of the compliance policies and procedures of the Fund and certain of its service providers. The Chief Compliance Officer’s report, which is reviewed by the Board of Trustees, addresses at a minimum (a) the operation of the compliance policies and procedures of the Fund and certain of its service providers since the Chief Compliance Officer’s last report; (b) any material changes to such policies and procedures since the Chief Compliance Officer’s last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review and (d) any compliance matter that has occurred since the date of the Chief Compliance Officer’s last report about which the Board of Trustees would reasonably need to know to oversee the Fund’s compliance activities and risks. In addition, the Chief Compliance Officer meets separately in executive session with the independent Trustees at least once each year.

The Fund believes that the Board of Trustees’ role in risk oversight is effective and appropriate given the extensive regulation to which the Fund is already subject as a closed-end investment company registered with the SEC. Specifically, as a closed-end investment company registered with the SEC the Fund must comply with certain regulatory requirements that control the levels of risk in the Fund’s business and operations. For example, the Fund’s ability to incur indebtedness is limited such that the Fund’s asset coverage must equal at least 300% immediately after such indebtedness is incurred. In addition, the Fund intends to be treated as a RIC under Subchapter M of the Code. As a RIC the Fund must, among other things, meet certain income source, asset diversification and distribution requirements. See “Certain Material U.S. Federal Income Tax Considerations.”

The Fund believes that the extent of the Board’s (and its committees’) role in risk oversight complements the Board of Trustees’ leadership structure because it allows the Fund’s independent Trustees, through the two fully independent Board committees, a lead independent Trustee, executive sessions with the Chief Compliance Officer, auditor and independent valuation providers and otherwise, to exercise oversight of risk without any conflict that might discourage critical review.

The Board of Trustees believes that Board roles in risk oversight must be evaluated on a case by case basis and that the existing Board role in risk oversight is appropriate. However, the Board of Trustees re-examines the manner in which it administers its oversight function on an ongoing basis to enable it to continue to meet the Fund’s needs.

Committees of the Board of Trustees

The Board has established an audit committee and a nominating and governance committee. The Fund will not have a compensation committee because closed-end management investment companies, such as the Fund, are exempt from the requirement to have a compensation committee under the applicable [                    ] rules.

Audit Committee. The members of the audit committee are [                    ], each of whom is independent for purposes of the Investment Company Act and [                    ]’s corporate governance regulations. [                    ] serves as chairman of

the audit committee. The Board of Trustees has adopted a charter for the audit committee, which will be available on the Fund’s website, once such website is active, at www.[                    ].com. The audit committee is responsible for approving the Fund’s independent accountants, reviewing with the Fund’s independent accountants the plans and results of the audit engagement, approving professional services provided by the Fund’s independent accountants, reviewing the independence of the Fund’s independent accountants, advising the Board of Trustees with respect to the valuation of portfolio assets and reviewing the adequacy of the Fund’s internal accounting controls.

Nominating and Governance Committee. The members of the nominating and governance committee are [                    ], each of whom is independent for purposes of the Investment Company Act and the [                    ]’s corporate governance regulations. [                    ]serves as chairman of the nominating and governance committee. The Board of Trustees has adopted a charter for the nominating and governance committee, which will be available on the Fund’s website, once such website is active, at www.[                    ].com. The nominating and governance committee is responsible for selecting, researching and nominating Trustees for election by the Fund’s shareholders, selecting nominees to fill vacancies on the Board of Trustees or a committee of the Board Trustees, developing and recommending to the Board of Trustees a set of corporate governance principles and overseeing the evaluation of the Board of Trustees and its committees.

The nominating and governance committee may consider recommendations for nomination of individuals for election as Trustees from shareholders. Nominations made by shareholders must be delivered to or mailed (setting forth the information required by the Fund’s bylaws) and received at the Fund’s principal executive offices not earlier than 150 days nor fewer than 120 days in advance of the first anniversary of the date on which the Fund first mailed its proxy materials for the previous year’s annual meeting of shareholders; provided, however, that if the date of the annual meeting has changed by more than 30 days from the prior year, the nomination must be received no earlier than the 150th day prior to the date of such annual meeting nor later than the later of (a) the 120th day prior to the date of such annual meeting or (b) the 10th day following the day on which public announcement of such meeting date is first made.

Trustee Qualifications

The nominating and governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Trustees, the Fund and its shareholders. In considering possible candidates for election as a Trustee, the nominating and governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting Trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of the Fund;

•	are able to work with the other members of the Board of Trustees and contribute to the success of the Fund;

•	can represent the long-term interests of the Fund’s shareholders as a whole; and

•	are selected such that the Board of Trustees represents a range of backgrounds and experience.

The following is a summary of the experience, qualifications, attributes and skills of each Trustee and Trustee nominee that support the conclusion, as of the date of this prospectus, that each Trustee should serve as a Trustee of the Fund.

Interested Trustees

[                    ]

Independent Trustees

[                    ]

THE ADVISER

The Investment Adviser

Sound Point Capital Management, L.P. serves as the Fund’s investment adviser. The Adviser’s principal business address is 375 Park Avenue, 25th Floor, New York, New York 10152. The Adviser is a Delaware limited partnership that is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser also serves as investment manager to Sound Point Beacon Offshore Fund, Ltd., Sound Point Beacon Fund LP, Sound Point Credit Opportunities Offshore Fund, Ltd., Sound Point Credit Opportunities Fund LP, Sound Point Senior Floating Rate Fund, L.P., Sound Point Senior Floating Rate Master Fund, L.P., several CLOs and several managed accounts and may provide similar services to other entities. The Adviser has generally concentrated on investment opportunities in the corporate credit space using a fundamental and research-intensive approach.

Certain senior principals of Stone Point Capital LLC, a private equity firm, hold a minority equity interest in the Adviser and receive a percentage of the income earned by it. One such individual serves as a member of the board of managers for the Advisor and will have certain rights of approval over the actions of the Advisor. As of [            ], 2016, the Advisor had approximately $[        ] billion in aggregate assets under management.

On August 6, 2013, the Adviser and Stephen Ketchum (Managing Partner and Portfolio Manager) were named as defendants, along with Charles Ergen, SP Special Opportunities LLC (“SPSO”), Special Opportunities Holdings, LLC, DISH Network Corp. and Echostar Corp. (collectively, the “Complaint Defendants”), in a complaint brought by Harbinger Capital Partners and certain affiliates (“Harbinger” and as amended, the “Harbinger Adversary Complaint”) in the context of the Chapter 11 bankruptcy proceedings of Lightsquared, Inc. (“Lightsquared”). The Harbinger Adversary Complaint alleged that SPSO purchased loans issued by Lightsquared (the “Lightsquared Loans”) in violation of the credit agreement for the Lightsquared Loans, in an attempt to disrupt Harbinger’s efforts to negotiate a plan of reorganization in connection with Lightsquared’s emergence from bankruptcy. The Harbinger Adversary Complaint asserted claims against the Adviser and Mr. Ketchum based principally on the allegation that the Adviser acted as the non-discretionary trading manager for SPSO in connection with those purchases. On November 14, 2013, the United States Bankruptcy Court for the Southern District of New York dismissed the Harbinger Adversary Complaint without prejudice, but granted the plaintiffs leave to file an amended complaint with respect to certain claims. On November 15, 2013, Lightsquared filed a complaint in which it named as defendants and asserted claims against the Complaint Defendants other than the Adviser and Mr. Ketchum. On June 13, 2014, Harbinger moved for leave to appeal from the Bankruptcy Court’s November 14, 2013 dismissal order which includes the dismissal of the Adviser and Stephen Ketchum as parties (Harbinger’s earlier motion for leave to appeal dated December 2, 2013, was dismissed on June 30, 2014 as moot on consent of the parties). On July 8, 2014 Harbinger filed a complaint in the United States District Court for the District of Colorado against the Complaint Defendants (the “Harbinger Colorado Complaint”). The Harbinger Colorado Complaint is based on the same factual allegations underlying the Harbinger Adversary Complaint and asserts claims under the Federal RICO statute and the Colorado Organized Crime Control Act, among others. On April 28, 2015, the Colorado District Court granted the Complaint Defendants’ motion to dismiss without prejudice to Harbinger re-filing its claims in an appropriate jurisdiction. On May 27, 2015, Harbinger filed a notice of appeal in respect of the Colorado District Court’s order granting the Complaint Defendant’s motion to dismiss, which was withdrawn on July 27, 2015, therefore ending any judicial action in Colorado. On July 21, 2015, Harbinger filed a new Complaint in the United States District Court of the Southern District of New York which was based on the same factual allegations underlying the Harbinger Colorado Complaint. The Adviser and Stephen Ketchum believe the claims asserted against them in these actions are without merit. Moreover, the Adviser and Stephen Ketchum are indemnified against any liability (including defense costs) in these actions by SPSO. As such, the Adviser does not believe that the actions will have a material adverse effect on its operations, assets or financial condition or on its ability to perform its obligations as Adviser.

The Adviser provides certain investment advisory and administration services to the Fund pursuant to the Investment Advisory Agreement.

Investment Advisory Agreement

Advisory Services

Sound Point Capital Management, L.P. serves as the Fund’s investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of the Board of Trustees, the Adviser manages the day-to-day operations of, and provides investment advisory and administration services to, the Fund.

The Adviser’s services to the Fund under the Investment Advisory Agreement are not exclusive. Adviser also serves as investment manager to Sound Point Beacon Offshore Fund, Ltd., Sound Point Beacon Fund LP, Sound Point Credit Opportunities Offshore Fund, Ltd., Sound Point Credit Opportunities Fund LP, Sound Point Senior Floating Rate Fund, L.P., Sound Point Senior Floating Rate Master Fund, L.P., several CLOs and several managed accounts, and may provide similar services to other entities. Accordingly, the Fund may compete with other investment vehicles managed by the Adviser and its affiliates for capital and investment opportunities. The Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser monitors a variety of areas, including compliance with account investment guidelines and/or restrictions, the allocation of initial public offerings, and compliance with the Adviser’s Code of Ethics and compliance program under the Investment Company Act and the Advisers Act.

Management Fee

Pursuant to the Investment Advisory Agreement and subject to the overall supervision of the Board of Trustees, the Adviser provides investment advisory services to the Fund. For providing these services, the Adviser receives a monthly fee at the annual rate of [    ]% of the average daily value of the Fund’s Managed Assets. For these purposes, “Managed Assets” means the total assets of the Fund (including any assets attributable to any shares of preferred stock that may be issued by the Fund or to money borrowed, including as a result of notes or other debt securities that may be issued by the Fund) minus the sum of (i) accrued liabilities of the Fund (other than liabilities for money borrowed and principal on notes and other debt securities issued by the Fund), (ii) any accrued and unpaid interest on money borrowed and (iii) accumulated dividends on any outstanding shares of common stock and preferred stock issued by the Fund. The liquidation preference of any preferred stock issued by the Fund is not considered a liability. Fees for any partial month are appropriately prorated. During periods when the Fund is using leverage, the fees paid to the Adviser will be higher than if the Fund did not use leverage because the fees will be calculated on the basis of the Fund’s Managed Assets, which includes the assets purchased through leverage. The average daily value of the Fund’s Managed Assets is calculated in accordance with the methods and procedures described herein under “Net Asset Value.”

The Adviser may elect from time to time, in its sole discretion, to waive its right to receive a portion of the management fee. If the Adviser elects to waive its compensation, such action may have a positive effect on the Fund’s performance or yield. The Adviser is under no obligation to waive its fees, may elect not to do so, or may decide to waive its compensation periodically.

Payment of the Fund’s Expenses and Reimbursement of Certain Costs of the Adviser and its Affiliates

The services of all investment professionals and staff of the Adviser, when and to the extent engaged in providing investment advisory services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by the Adviser. The Fund bears all other costs, fees and expenses of its operations and transactions, including those relating to: organization; calculation of the net asset value of the common shares (including the cost and expenses of any independent valuation firm, agent, or other provider); expenses incurred by the Adviser payable to third parties, including agents, consultants or other advisors, in monitoring the financial and legal affairs of the Fund and in monitoring the Fund’s investments; interest payable on indebtedness and dividends and distributions on preferred shares, as applicable, if any, incurred to finance the Fund’s investments; offerings of the common shares and other securities (including all fees, costs and expenses related thereto); investment advisory and management fees; fees payable to third parties, including agents, legal counsel (including any committee formed in accordance with Federal Rule of Bankruptcy Procedure 2019 or unsecured committee counsel), consultants or other advisors, relating to, or associated with, evaluating and making investments; administrator, transfer agent, custodian, investor support services and investor relation fees; federal and state registration fees; all costs of registration and listing the Fund’s shares on any securities exchange; federal, state and local taxes; independent Trustees’ fees and expenses; costs of preparing and filing reports or other documents required by governmental bodies (including the SEC), including printing costs; costs of any reports, proxy statements or other notices to shareholders, including printing costs; insurance premiums for fidelity bond and other insurance coverage, including the Fund’s allocable portion of the fidelity bond, Trustees and officers errors and omissions liability insurance, and any other insurance premium; direct costs and expenses of administration, including software, printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; brokerage commissions, assignment fees and other costs in connection with the purchase, holding or sale of securities and other investment instruments (including security settlement costs); costs incurred to implement and monitor agreements governing the Fund’s financing or borrowing facilities and costs associated with issuances of preferred shares and ongoing related expenses; such unusual, non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Fund is a party and legal obligations that the Fund may have to indemnify the Fund’s Trustees, officers and/or employees or agents with respect to these actions, suits or proceedings; all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and all other expenses incurred by the Fund in connection with administering the Fund’s business (including the reimbursements contemplated in the following paragraph); provided that the Adviser has agreed to pay offering costs of the Fund (other than the sales load) in excess of $[    ] per share of common stock and all of the Fund’s organizational expenses.

In addition to the costs and expenses to be paid by the Fund outlined above, the Adviser and its affiliates will be entitled to reimbursement by the Fund of the Adviser’s and its affiliates’ cost of providing the Fund with certain non-advisory services. If persons associated with the Adviser or any of its affiliates, including persons who are officers of the Fund, provide accounting, legal, compliance, clerical or other administrative services to the Fund at the request of the Fund, the Fund will reimburse the Adviser and its affiliates for their costs in providing such services (which costs may include an allocation of overhead including rent and the allocable portion of the salaries and benefits of the relevant persons and their respective staffs, including travel expenses), using a methodology for determining costs approved by the Board. If the Adviser or its affiliates seeks reimbursements of such costs, such action may cause the Fund’s expenses to be higher than the expenses shown herein by a material amount. The Adviser may, in its sole discretion, waive or not seek an additional portion of their rights to reimbursement for accounting, legal, compliance, clerical or administrative services to the Fund. If the Adviser or its affiliates elects to waive a portion of their rights to reimbursement, such action may have a positive effect on the Fund’s performance or yield. The Adviser and its affiliates are under no obligation to waive their rights to reimbursement, may elect not to do so, or may cease any such waiver periodically.

Duration, Termination and Amendment

The Investment Advisory Agreement is expected to become effective on the pricing date of this initial public offering of the common shares. Unless terminated earlier, the Investment Advisory Agreement will continue in effect until the two year anniversary of the pricing date of this initial public offering and will automatically renew for successive annual periods thereafter if such continuance is specifically approved at least annually by (i) the affirmative vote of the Board of Trustees or the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities and (ii) the affirmative vote of a majority of the Fund’s Trustees who are not “interested persons” of any party to the Investment Advisory Agreement. The Investment Advisory Agreement will automatically terminate in the event of its assignment (within the meaning of the Investment Company Act). The Investment Advisory Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Generally, material changes to the Investment Advisory Agreement must be submitted to shareholders for approval under the Investment Company Act and the Fund may from time to time decide it is appropriate to seek shareholder approval to change the terms of the agreement.

Indemnification

Pursuant to the Investment Advisory Agreement, the Fund will indemnify and hold harmless the Adviser and its affiliates and any of their respective principals, partners, members, shareholders, officers and employees against all losses, damages and expenses in connection with the duties of the Adviser under the Investment Advisory Agreement, except to the extent such losses, damages and expenses result from the willful misconduct or gross negligence of the Adviser. None of such persons shall be liable to the Fund, and the Fund will indemnify such persons with respect to, any cost or expense arising from mistakes of judgment or any action or inaction that the person reasonably believes to be in the best interest of the Fund or for any losses due thereto. The Fund may advance such costs to any such persons (subject to reimbursement if such person is determined not to be entitled to indemnification).

Board Approval of Investment Advisory Agreement

A discussion regarding the basis of the Board of Trustees’ approval of the Investment Advisory Agreement will be available in the Fund’s first shareholder report issued following the effectiveness of this prospectus.

Subadvisers

The Adviser may, in the future, employ the assistance of one or more subadvisers in connection with the Adviser’s management of the assets of the Fund.

Related Party Transactions

The Adviser, on behalf of itself and certain of its affiliates (other than the Fund), expects to enter into a 10b5-1 Plan under which [                    ], as agent for the Adviser and such affiliates, will purchase in the open market up to $[        ] million in the aggregate of the Fund’s common shares during the period beginning [    ] days after the date of this Prospectus and ending [    ] days after the date of this Prospectus, subject to a variety of market and discount conditions and a daily purchase limit. The purchase of common shares [                ] pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M, which may prohibit purchases under certain circumstances. Whether purchases will be made under the 10b5-1 Plan and how much will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common shares or suppressing a decline in the market price of the common shares, and, as a result, the price of the common shares may be higher than the price that otherwise might exist in the open market. Conversely, any eventual sale of purchased common shares by the Adviser and its affiliates may act as a catalyst for a decline in the Fund’s market price, and therefore the market price of its common shares may be lower than the price that might otherwise exist in the open market.

THE PORTFOLIO MANAGERS

Unless otherwise indicated, the information below is provided as of the date of this prospectus.

Portfolio Managers

The following individuals (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the Fund’s investment strategy:

•	Stephen J. Ketchum. Managing Partner/Portfolio Manager/Member of Board of Managers of the Adviser. Mr. Ketchum is the founder and principal owner of the Adviser. Previously, Mr. Ketchum was Global Head of Media Investment and Corporate Banking for Banc of America Securities (“BofA”), where he was a member of the Global Investment Banking Leadership Team. As Global Head of Media Banking, Mr. Ketchum was responsible, together with a risk partner, for a multi-billion dollar portfolio of corporate loans and bonds, which was used to support investment banking activities. Prior to joining BofA, he was a Managing Director at UBS in the TMT Investment Banking Group. From 1990 to 2000, he was employed in the Investment Banking Department of Donaldson, Lufkin & Jenrette, most recently as a Managing Director. Mr. Ketchum is a Vice President of the Board of Trustees of the East Side House Settlement and also sits on the Board of Directors for the New York Police & Fire Widows’ & Children’s Benefit Fund and the Museum of the City of New York. He earned his B.A. from New England College, magna cum laude, and an M.B.A. from the Harvard Business School.

•	Rick Richert, CFA. Portfolio Manager. Prior to joining the Adviser, Mr. Richert was a Principal in the CLO group at American Capital (“ACAS”) where for 4 years he served as a senior member of a team managing $725 million in bank loan assets. His primary role was managing the cash flow CLO and directly covered over 40 names in the Aerospace & Defense, Building Materials, Chemical, Electronics, Metals & Mining and Oil & Gas industries. This fund ranked in the top 7th percentile of all similar funds for the 3 years ended December 2009. Prior to ACAS, Mr. Richert was a Senior Credit Analyst at Sanno Point Capital Management, a credit-focused hedge fund, where he covered Home Builders, Metals & Mining, TMT, and Drug Store Retailers. Previously, he was a Director in the Bank Loan Unit at MetLife, where he worked for 10 years. At MetLife, Mr. Richert managed a $3.0+ billion portfolio of leveraged loans and directly covered over 40 names across many industries. Mr. Richert earned his M.B.A. in Finance from the University of Michigan and his B.B.A. in Accounting from Southern College. He is a Chartered Financial Analyst charterholder and is a Certified Public Accountant.

Compensation

The Adviser’s financial arrangements with the Portfolio Managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary and a discretionary bonus.

Generally, Portfolio Managers receive base compensation and employee benefits based on their individual seniority and/or their position with the firm. In addition to base compensation, Portfolio Managers may receive discretionary compensation. Discretionary compensation is based on individual seniority, contributions to the Adviser and performance of the assets that the Portfolio Manager has primary responsibility for. These compensation guidelines are structured to closely align the interests of employees with those of the Adviser and its clients.

Material Conflicts of Interest

The Portfolio Managers have interests which may conflict with the interests of the Fund. There is no guarantee that the policies and procedures adopted by the Adviser and the Fund will be able to identify or mitigate these conflicts of interest. Some examples of material conflicts of interest include:

•	Broad and Wide-Ranging Activities. The Portfolio Managers and the Adviser engage in a broad spectrum of activities. In the ordinary course of their business activities, the Portfolio Managers and the Adviser may engage in activities where the interests of certain divisions of the Adviser or the interests of their clients may conflict with the interests of the shareholders of the Fund.

•	Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that the Portfolio Managers and the Adviser provide investment management services both to the Fund and other clients, including, other funds, as well as, client accounts, proprietary accounts and any other investment vehicles that the Adviser and its affiliates may establish from time to time managed by the Adviser and its affiliates in which the Fund will not have an interest (such other clients, funds and accounts, collectively the “Other Accounts”). The respective investment programs of the Fund and the Other Accounts may or may not be substantially similar. The Portfolio Managers and the Adviser may give advice and recommend securities to Other Accounts which may differ from advice given to, or securities recommended or bought for, the Fund, even though their investment objectives may be the same or similar to those of the Fund.

While the Adviser will seek to manage potential conflicts of interest in good faith, the portfolio strategies employed by the portfolio managers and the Adviser in managing its respective Other Accounts could conflict with the transactions and strategies employed by the Portfolio Managers in managing the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests. Conversely, participation in specific investment opportunities may be appropriate, at times, for both the Fund and Other Accounts. It is the policy of the Adviser to generally share appropriate investment opportunities (and sale opportunities) with the Other Accounts. In general and except as provided below, this means that such opportunities will be allocated pro rata among the Fund and the Other Accounts based on available capacity for such investment in each fund, taking into account available cash and the relative capital of the respective funds. Nevertheless, investment and/or opportunities may be allocated other than on a pro rata basis, if the Adviser deems in good faith that a different allocation among the Fund and the Other Accounts is appropriate, taking into account, among other considerations (a) risk-return profile of the proposed investment; (b) the Fund’s or the Other Accounts’ objectives, whether such objectives are considered solely in light of the specific investment under consideration or in the context of the portfolio’s overall holdings; (c) the potential for the proposed investment to create an imbalance in the Fund’s and the Other Accounts’ portfolios; (d) liquidity requirements of the Fund and Other Accounts; (e) tax consequences; (f) regulatory restrictions; (g) the need to re-size risk in the Fund’s or Other Accounts’ portfolios; (h) redemption/withdrawal requests from Other Accounts and anticipated future contributions into the Fund and Other Accounts; and (i) proximity of an Other Account to the end of its specified term/commitment period. Orders may be combined for all such accounts, and if any order is not filled at the same price, they may be allocated on an average price basis.

Similarly, if an order on behalf of more than one account cannot be fully executed under prevailing market conditions, securities may be allocated among the different accounts on a basis which the Adviser or its affiliates consider equitable. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments may inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities. While these conflicts cannot be eliminated, the Adviser, when practicable, will cause the Fund and the Other Accounts to hold investments in the same levels of an issuer’s capital structure in the same proportion at each level; provided, however, that neither the Fund nor any Other Account will be required to hold an investment if holding such investment would result in a violation of the provisions of the organizational documents of the Fund or the Other Account, as applicable, or constitute a breach of, or default or debt repayment event with respect to, any credit facility or other debt instrument or obligation.

•	Allocation of Personnel. Although the professional staff of the Adviser will devote as much time to the management of the Fund as the Adviser deems appropriate to perform its duties in accordance with the investment advisory agreement and in accordance with reasonable commercial standards, the professional staff of the Adviser may have conflicts in allocating its time and services among the Fund and the Adviser’s other investment vehicles and accounts. The Adviser and its affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Adviser and its professional staff. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Adviser and their officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other clients of the Adviser.

•	Pursuit of Differing Strategies. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds and/or investment companies for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds and/or investment companies should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more accounts, clients, entities, funds and/or investment companies which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts, clients, entities, funds and/or investment companies. For example, a Portfolio Manager may determine that it would be in the interest of another account to sell a security that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

Other Accounts Managed

As of [            ], 2016, the Portfolio Managers were primarily responsible for the day-to-day portfolio management of the following accounts:

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Stephen J. Ketchum	Registered investment companies
Other pooled investment vehicles
Other accounts
Rick Richert, CFA	Registered investment companies
Other pooled investment vehicles
Other accounts

Beneficial Ownership of Securities

As of the date of this prospectus, none of the Portfolio Managers beneficially owns any equity securities of the Fund.

CONTROL PERSONS

A control person includes a person who beneficially owns more than 25% of the voting securities of a company. While an affiliate of the Adviser provided the initial capitalization of the Fund and is its current sole shareholder, neither the Adviser nor its affiliates will, immediately after the offering, own more than 25% of the common shares. However, the Adviser may be considered a controlling person of the Fund under the Investment Company Act to the extent it has the power to exercise a controlling influence over the management or policies of the Fund. The principal executive offices of the Adviser are located at 375 Park Avenue, 25th Floor, New York, New York 10152.

NET ASSET VALUE

Net asset value per share of the common shares will be determined daily by [                    ] as of 4 p.m., Eastern Time, on each day the New York Stock Exchange (the “NYSE”) is open for trading or at such other times as the Board of Trustees may determine. Net asset value per share of the common shares is determined by dividing the total value of the Fund’s net assets by the total number of common shares outstanding. The Fund’s net assets are determined by subtracting any liabilities (including borrowings for investment purposes) from the total value of its portfolio investments and other assets. The Fund’s net assets are available to holders of preferred shares (if any) and common shares. If any preferred shares are outstanding, net assets available for the common shareholders is determined by deducting from net assets the liquidation preference and any accrued dividends on the preferred shares.

Bank loans, including Senior Loans, are valued by using readily available market quotations or another commercially reasonable method selected by an independent, third-party pricing service that has been approved by the Board of Trustees, or, if such independent, third-party valuations are not available, by using broker quotations.

Corporate Bonds and CLO Securities, and certain other domestic debt securities, are valued at the last reported bid prices supplied by an independent, third-party pricing service that has been approved by the Board of Trustees. If the last reported bid price is not readily available or is otherwise deemed to be unreliable by the Adviser, then such securities are valued at fair value pursuant to procedures adopted by the Board of Trustees.

If they are traded on the valuation date, equity securities that are listed or traded on a national exchange will be valued at the last quoted sale price. Likewise, equity securities that are traded on the NYSE will be valued at the NYSE official closing price if the securities are traded on the valuation date. If securities are listed on more than one exchange, and if the securities are traded on the valuation date, they will be valued at the last quoted sale price on the exchange on which the security is principally traded. If there is no sale of the security on the valuation date, the Fund will value the securities at the last reported sale price. If the validity of such quoted prices appears to be questionable or if such quoted prices are not readily available, then the securities will be valued at fair value pursuant to procedures adopted by the Board of Trustees. Market quotations may be deemed not to represent fair value in certain circumstances where the Adviser reasonably believes that facts and circumstances applicable to an issuer, seller or purchaser or to the market for a particular security cause current market quotations not to reflect the fair value of the security. Examples of these events could include situations in which material events are announced after the close of the market on which a security is primarily traded, a security trades infrequently causing a quoted purchase or sale price to become stale, or a security’s trading has been halted or suspended.

The value of Derivatives will be determined by obtaining at least one dealer quotation (including information from counterparties) or valuations from third-party pricing services. If no quotations or valuations are available, or if such quotations or valuations are believed to be unreliable, Derivatives will be fair valued pursuant to procedures adopted by the Board of Trustees.

Generally, trading in U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the common shares are determined as of such times.

If the Adviser determines that (x) the value of any security or asset cannot be determined in accordance with the valuation methods described above or (y) the use of such valuation methods would not reflect the fair value of such security or asset, then such security or asset will be valued at their fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees, taking into account all factors, information, and data deemed to be pertinent. The process of valuing assets for which no published market exists is based on inherent uncertainties and the resulting values may differ from values that would have been used had a ready market existed for such assets and may differ from the prices at which such assets may be sold.

The same valuation methodologies used to determine the Fund’s net asset value will also be used to determine the Fund’s Managed Assets. In particular, for purposes of determining Managed Assets, Derivatives will be valued at their fair market value, determined in accordance with the procedures described above.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to implement a level distribution policy, pursuant to which the Fund will make monthly cash distributions to common shareholders at a rate that reflects the past and projected net income of the Fund. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. Under the Fund’s level distribution policy, the Fund intends to make regular distributions to common shareholders at a fixed rate per share based on the projected performance of the Fund, which rate may be adjusted from time to time. The Fund’s ability to maintain a level distribution policy will depend on a number of factors, including the stability of income received from its investments, interest and required principal payments on borrowings, if any, and dividends payable on any preferred shares issued by the Fund). The net income of the Fund will consist primarily of all dividend and interest income accrued on portfolio assets less all expenses of the Fund. The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, at least annually, the Fund intends to distribute net realized long-term capital gains not previously distributed, if any. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding preferred shares). The Fund’s initial distribution is expected to be declared approximately 45 days, and paid approximately 60 to 90 days, from the completion of this offering, depending on market conditions. To permit the Fund to maintain more stable distributions, the Fund’s distribution rates will be based, in part, on projections as to annual cash available for distribution and, therefore, the distributions paid by the Fund for any particular month may be more or less than the amount of cash available to the Fund for distribution for that monthly period.

The tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. To the extent required by the Investment Company Act and other applicable laws, absent an exemption, a notice will accompany each monthly distribution with respect to the estimated source (as between net income and gains based on generally accepted accounting principles (“GAAP”)) of the distribution made. The tax characterization of the Fund’s distributions made in a taxable year generally cannot finally be determined until at or after the end of the year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes). For example, the Fund may distribute amounts early in the year that are derived from short-term capital gains, but incur net short-term capital losses later in the year, thereby offsetting short-term capital gains out of which distributions have already been made by the Fund. In such a situation, the amount by which the Fund’s total distributions exceed its current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) would generally be treated as a tax-free return of capital up to the amount of a shareholder’s tax basis in his or her shares, with any amounts exceeding such basis treated as gain from the sale of the shares. In general terms, a return of capital would occur where the Fund distribution (or portion thereof) represents a return of a portion of your investment, rather than net income or capital gains generated from your investment during a particular period. Although return of capital distributions may not themselves be taxable, such distributions reduce the tax basis of your shares and therefore may increase your capital gains, or decrease your capital loss, potentially increasing your tax liability, upon a sale of your shares. The Fund will send shareholders detailed tax information with respect to the Fund’s distributions annually.

The Investment Company Act currently limits the number of times the Fund may distribute long-term capital gains in any tax year, which may increase the variability of the Fund’s distributions and result in certain distributions being comprised more or less heavily than others of long-term capital gains currently eligible for favorable income tax rates.

The Fund may determine in the future to file an application for exemptive relief from the SEC for an order granting an exemption from Section 19(b) of the Investment Company Act and Rule 19b-1 thereunder to permit the Fund, subject to certain terms and conditions, to include realized long-term capital gains as a part of its regular distributions to common shareholders more frequently than would otherwise be permitted by the Investment Company Act (generally once per taxable year). The Fund expects that to rely on the exemptive order, it will be required to comply with the terms and conditions therein, which, among other things, would require the Fund to make certain disclosures to shareholders and prospective shareholders regarding distributions, and would require the Fund’s Board of Trustees to make determinations regarding the appropriateness of use of the distribution policy.

Under such a distribution policy, it is possible that the Fund might distribute more than its income and net realized capital gains; therefore, distributions to shareholders may result in a return of capital. There is no assurance that the SEC will grant the Fund’s request for such exemptive order, or that the Fund will rely on the exemptive order, if granted.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time and may do so without prior notice to common shareholders. Payment of future distributions is subject to approval by the Fund’s Board of Trustees, as well as meeting the covenants under any credit facilities and the asset coverage requirements of the Investment Company Act.

Shareholders will automatically have all dividends and distributions reinvested in common shares of the Fund purchased in the open market in accordance with the Fund’s dividend reinvestment plan unless an election is made to receive cash. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Unless a shareholder specifically elects to receive distributions in cash, distributions will automatically be reinvested in additional common shares of the Fund.

A shareholder may elect to have the cash portion of dividends and distributions distributed in cash. To exercise this option, such shareholder must notify [                ], the plan administrator and the Fund’s transfer agent and registrar, in writing or by telephone so that such notice is received by the plan administrator not less than [10] days prior to the record date fixed by the Board of Trustees for the dividend or distribution involved. Participants who hold their common shares through a broker or other nominee and who wish to elect to receive any dividends and other distributions in cash must contact their broker or nominee.

The plan administrator will set up an account for shares acquired pursuant to the plan for each shareholder that does not elect to receive distributions in cash (each a “Participant”). The plan administrator may hold each Participant’s common shares, together with the other Participants’ common shares, in non-certificated form in the plan administrator’s name or that of its nominee.

The shares are acquired by the plan administrator for a Participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the [                ] or elsewhere. If, on the dividend payment date, the net asset value per share of the common shares is equal to or less than the market price per common share on the [                ] plus estimated brokerage commissions (such condition being referred to as “market premium”), the plan administrator will invest the dividend amount in Newly Issued Shares on behalf of the Participant. The number of Newly Issued Shares to be credited to the Participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share of the common shares on the date the shares are issued, unless the net asset value of the common shares is less than 95% of the then current market price per share on the [                ], in which case the dollar amount of the dividend will be divided by 95% of the then current market price per common share on the [                ]. If on the dividend payment date the net asset value per share of the common shares is greater than the market price per common share on the [                ] (such condition being referred to as “market discount”), the plan administrator will invest the dividend amount in common shares acquired on behalf of the Participant in Open-Market Purchases.

The plan administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. There will be no brokerage charges to shareholders with respect to common shares issued directly by the Fund as a result of dividends or distributions payable either in common shares or in cash. However, each Participant will pay a pro-rata share of brokerage commissions incurred with respect to the plan administrator’s Open-Market Purchases in connection with the reinvestment of dividends and distributions.

Shareholders who elect to receive their distributions in cash are subject to the same general federal, state and local tax consequences as shareholders who reinvest their distributions in additional common shares. A shareholder’s basis for determining gain or loss upon the sale of shares acquired due to reinvestment of a distribution will generally be equal to the total dollar amount of the dividend payable to the shareholders. Any shares received due to reinvestment of a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

Participants may terminate their accounts under the dividend reinvestment plan by writing to the plan administrator at [                    ] located at [                    ] or by calling the plan administrator’s hotline at [                    ]. Such termination will be effective immediately if the Participant’s notice is received by the plan administrator at least 10 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund; otherwise, such termination will be effective only with respect to any subsequent dividend or distribution. Participants who hold their common shares through a broker or other nominee and who wish to terminate their account under the plan may do so by notifying their broker or nominee.

The dividend reinvestment plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any dividend or distribution record date for the payment of any dividend or distribution by the Fund.

Additional information about the dividend reinvestment plan may be obtained by contacting the plan administrator by mail at [                    ] or by telephone at [                    ].

PORTFOLIO TRANSACTIONS

The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions. With respect to Senior Loans and Subordinated Loans, the Fund generally will engage in privately negotiated transactions for purchase or sale in which the Adviser will negotiate on behalf of the Fund. Most of these transactions will be principal transactions at net prices for which the Fund will generally incur little or no brokerage costs. The Fund may be required to pay fees, or forgo a portion of interest and any fees payable to the Fund, to a lender selling assignment or participations to the Fund. The Adviser will determine the lenders from whom the Fund will purchase assignments and participations by considering their professional ability, level of service, relationship with the Borrower, financial condition, credit standards and quality of management. Affiliates of the Adviser may participate in the primary and secondary market for Senior Loans and Subordinated Loans. Because of certain limitations imposed by the Investment Company Act, this may restrict the Fund’s ability to acquire some Senior Loans and Subordinated Loans. The Adviser does not believe that this will have a material effect on the Fund’s ability to acquire Senior Loans and Subordinated Loans consistent with its investment policies. Sales to dealers are effected at bid prices. The illiquidity of some Senior Loans, Subordinated Loans and, to a more limited extent, CLOs may restrict the ability of the Adviser to locate in a timely manner persons willing to purchase the Fund’s interests in Senior Loans, Subordinated Loans or CLOs at a fair price should the Fund desire to sell such interests.

With respect to other types of securities, the Fund may purchase certain money market instruments directly from an issuer (in which case no commissions or discounts are paid), purchase securities in the OTC market from an underwriter or dealer serving as market maker for the securities (in which case the price includes a fixed amount of compensation to the underwriter or dealer), and purchase and sell listed securities on an exchange (which are effected through brokers who charge a commission for their services).

The Adviser is responsible for arranging for the execution of the Fund’s portfolio transactions and will do so in a manner deemed fair and reasonable to the Fund and in accordance with the Adviser’s conflicts policy. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker-dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm’s reliability, integrity and financial condition and the firm’s execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There may be instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Adviser determine in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term. The advisory fees that the Fund pays to the Adviser will not be reduced if the Adviser receives brokerage and research services. Commission rates for brokerage transactions on foreign stock exchanges are generally fixed.

CONFLICTS OF INTEREST

The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as the Fund or of other funds advised by the Adviser. As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the other funds advised by the Adviser, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by the Adviser or its affiliates), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the other funds advised by the Adviser have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and its management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to other funds advised by the Adviser. During periods of unusual market conditions, the Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only accounts that are typically managed on a side-by-side basis with levered and/or long-short accounts.

The Adviser and/or its affiliates and portfolio managers may determine that an investment is appropriate both for the Fund and for one or more other funds advised by the Adviser. In such event, depending on the availability of such investment and other appropriate factors, the Adviser may determine that the Fund should invest on a side-by-side basis with one or more other funds advised by the Adviser. The Fund may make all such investments subject to compliance with applicable laws and regulations and interpretations thereof by the SEC and its staff. In certain circumstances, negotiated co-investments may be made only if the Fund has received an exemptive order from the SEC permitting such investment. There can be no assurance that any such exemptive order will be sought or obtained.

The results of the Fund’s investment activities may differ significantly from the results achieved by the other funds advised by the Adviser. It is possible that one or more funds advised by the Adviser will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue Derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more affiliates of the Adviser and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s Managed Assets. The Adviser may have a conflict of interest in deciding whether to cause the Fund to incur leverage or to invest in more speculative investments or financial instruments, thereby potentially increasing the assets of the Fund and, accordingly, the fees received by the Adviser. Certain other funds advised by the Adviser pay the Adviser or its affiliates performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations. See “The Portfolio Managers—Material Conflicts of Interest” for further discussion of conflicts of interest relevant to the Fund.

CODE OF ETHICS

The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the Investment Company Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made in accordance with the code’s requirements.

The codes of ethics may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The codes of ethics also may be available on the Edgar Database on the SEC’s website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICIES

The Board of Trustees has delegated the voting of proxies for Fund securities to the Adviser pursuant to the Adviser’s proxy voting guidelines. Under these guidelines, the Adviser will vote proxies related to Fund securities in the best interests of the Fund and its shareholders. A copy of the Adviser’s proxy voting policy is attached as Appendix B.

Information on how the Fund voted proxies (if any) relating to portfolio securities during the most recent 12 month period ended June 30 will be available without charge by calling [                    ], or on the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website into this prospectus.

DESCRIPTION OF SECURITIES

The following description of the terms of the Fund’s shares is only a summary. For a more complete description, please refer to the Fund’s Declaration of Trust and bylaws. The Declaration of Trust and bylaws are exhibits to the Registration Statement, of which this prospectus forms a part.

Outstanding Securities

The following table sets forth information with respect to the outstanding securities of the Fund as of [                    ], [                    ].

Title of Class	Amount of Shares Authorized	Amount of Shares Held by the Fund for its Account	Amount of Shares Outstanding
Common Stock	[ ] Shares	[ ] Shares	[ ] Shares

Common Stock

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of November 18, 2015 and a Declaration of Trust dated as of November 18, 2015. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $0.001 per share. If and whenever preferred shares are outstanding, the holders of common shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the Investment Company Act) with respect to preferred shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the preferred shares have been met. Subject to the rights of the holders of preferred shares, all common shares are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.

Shareholders have no preemptive or conversion rights. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, including liquidation of preferred shares, if any, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the shares.

The Board of Trustees may classify or reclassify any issued or unissued shares of the Fund into shares of any class by redesignating such shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the Investment Company Act. Any additional offerings of shares, including preferred shares, will require approval by the Fund’s Board of Trustees. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund intends to apply for listing on [                    ], under the ticker symbol “[                    ].” The net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and the amount of the offering expenses paid by the Fund. See “Summary of Fund Expenses.”

The common shares are designed primarily for long-term investors, and investors in the common shares should not view the Fund as a vehicle for trading purposes.

Preferred Stock

The Fund’s Declaration of Trust authorizes the Board of Trustees to classify and reclassify any unissued shares of stock into shares of other classes or series of stock, including preferred shares, without the approval of the common shareholders. Common shareholders generally will have no preemptive right to purchase any preferred shares that the Fund may issue. The Fund may elect to issue preferred shares as part of a leveraging strategy.

The Declaration of Trust provides that the Fund’s Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the holders of the Common Shares. Holders of Common Shares have no preemptive right to purchase any Preferred Shares that might be issued. The Fund has no current intention to issue Preferred Shares.

The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund currently has the ability to issue leverage, which may include Preferred Shares, representing up to 50% of the Fund’s Managed Assets immediately after the leverage is issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below. Please see “Shares of the Fund” in the SAI for more information.

CERTAIN PROVISIONS OF DELAWARE LAW AND THE DECLARATION OF TRUST

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. Similarly, Delaware law provides that a series of the Fund will not be liable for the debts or obligations of any other series of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of the Fund or any series may bring a derivative action on behalf of the Fund only if the following conditions, among others, are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the Fund shall join in the request for the Trustees to commence such action; and (b) prior to the commencement of such derivative action, the complaining shareholders must have made a written demand that the Trustees cause the Fund to file the action on behalf of the Fund. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Declaration of Trust further provides that the Trustees shall not have any liability to the Fund, any series or class, any shareholder or any person; provided that nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board of Trustees. This could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund. Such attempts could have the effect of increasing the expenses of the Fund and disrupting the normal operation of the Fund. The Board of Trustees is divided into three classes, with the terms of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term by the affirmative vote of the holders of a majority of the shares outstanding and entitled to vote in the election of Trustees. This provision could delay for up to two years the replacement of a majority of the Board of Trustees. The Declaration of Trust provides that a Trustee may be removed only for cause, as defined in the Declaration of Trust, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of Trustees.

In addition, the Fund’s Declaration of Trust requires the favorable vote of the majority of the entire Board of Trustees, and the holders of not less than seventy-five percent (75%) of Shares outstanding and entitled to vote thereon to approve, adopt or authorize certain transactions, including: a merger or consolidation of the Fund with or into any person or company; the issuance or transfer by the Fund of the Fund’s shares to any Principal Shareholder (as defined below) for cash, securities or other property (or combination thereof) having an aggregate fair market value of $5,000,000 or more (except as may be made pursuant to the Fund’s dividend reinvestment plan or similar plan available to all investors); a sale, lease, exchange, mortgage, pledge, transfer or other disposition of Fund assets to or with any Principal Shareholder, having an aggregate fair market value of $5,000,000 or more (except in the ordinary course of business or in connection with a credit facility); or the issuance of any securities of the Fund to any Principal Shareholder for cash (except as part of an offering in which the Principal Shareholder has no special right to participate as compared to other holders of the same class of Shares, or investors at large). For purposes of these provisions, a “Principal Shareholder” refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its Affiliates and Associates (as defined in the Declaration of Trust), beneficially owns 5% or more of the outstanding shares of the Fund. Notwithstanding anything to the contrary, so long as each action is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the By-Laws and applicable law have been satisfied, then except to the extent such shareholder vote or consent is required by the Investment Company Act or other federal law or hereafter authorized by any agreement between the Fund and any national securities exchange, if any, no shareholder vote or consent shall be necessary or required to approve such transactions. “Continuing Trustee” shall mean any member of the Board of Trustees who either (a) has been a member of the Board of Trustees for a period of at least thirty-six months (or since the commencement of the Trust’s operation, if less than thirty-six months) or (b) was nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees.

For the purposes of calculating “a majority of the outstanding voting securities” under the Fund’s Declaration of Trust, as defined in the Investment Company Act, “a majority of the outstanding voting securities” of the Fund means the vote of (i) 67% or more of the Shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Shares of the Fund, whichever is less.

The Board of Trustees has determined that provisions with respect to the Board of Trustees and the shareholder voting requirements described above, which voting requirements are generally greater than the minimum requirements under Delaware law or the Investment Company Act, are in the best interests of shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

The Fund’s bylaws generally require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board of Trustees or to transact any other business at an annual meeting of shareholders. Notice of any such nomination or business must be delivered to or received at the principal executive offices of the Fund not less than 120 calendar days nor more than 150 calendar days prior to the first anniversary date of the proxy statement for the preceding year’s annual meeting (subject to certain exceptions). Any notice by a shareholder must be accompanied by certain information as provided in the bylaws. Reference should be made to the bylaws on file with the SEC for the full text of these provisions.

Conversion to an Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any differences in operating expenses between open-end and a closed-end fund like the Fund (due to the expenses of standing ready to effect redemptions), the potentially adverse tax consequences once a fund is open-ended, the liquidity of the Fund’s portfolio and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires the affirmative vote or consent of a majority of the entire Board of Trustees and the holders of not less than seventy-five percent (75%) of Shares outstanding and entitled to vote thereon. Such approval is in addition to any vote or consent of the shareholders otherwise required by law. Notwithstanding anything to the contrary, so long as the conversion of the Fund to an open-end investment company is approved by both a majority of the entire Board of Trustees and seventy-five percent (75%) of the Continuing Trustees, and so long as all other conditions and requirements, if any, provided for in the bylaws and applicable law have been satisfied, then except to the extent such shareholder vote or consent is required by the Investment Company Act or other federal law or hereafter authorized by any agreement between the Fund and any national securities exchange, if any, no shareholder vote or consent shall be necessary or required to approve the transaction.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the Investment Company Act) at their next computed net asset value less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

Certain Other Provisions

The Trust is not required to hold annual meetings of shareholders, but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting.

Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.

The Declaration of Trust does not require the issuance of stock certificates. If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of the Fund affected by the amendment.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Unlike open-end funds (which are generally referred to as mutual funds) closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. As a result, if shareholders wish to sell common shares of a closed-end fund they must trade them on the market as they would with respect to any other stock at the prevailing market price at that time. If the shareholder wishes to sell shares of a mutual fund, the mutual fund will redeem or buy back the shares at “net asset value.”

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board of Trustees might consider from time to time engaging in transactions such as open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Fund cannot guarantee or assure, however, that the Board of Trustees will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share of the common shares.

LIMITED TERM

Absent shareholder approval to amend the limited term provision of the Fund’s Declaration of Trust as provided therein, the Fund’s Declaration of Trust provides that the Fund will terminate at the close of business on the 15th anniversary of the effective date of the Registration Statement, [        ] [    ], [        ] (the “Termination Date”), except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to [        ] [    ], [        ], without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office (which date shall then become the Termination Date).

Upon its termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. Beginning one year before the Termination Date (the “wind-down period”), the Fund may begin liquidating all or a portion of the Fund’s portfolio. During the wind-down period the Fund may deviate from its investment strategy. As a result, the Fund’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. If on the Termination Date the Fund owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss in an amount equal to the difference between the amount of cash or other property received (including any property deemed received by reason of its being placed in a liquidated trust) and the shareholder’s adjusted tax basis in shares of the Fund for U.S. federal income tax purposes. The Fund does not seek to return $20.00 per common share upon termination. The final distribution of net assets upon termination may be more than, equal to or less than $20 per common share. Unless the Fund’s term is shortened or extended by the Fund’s Board of Trustees or the shareholders, as described above, the Fund currently expects to complete its final distribution on or about [        ] [    ], [        ], but the liquidation process could be extended depending on market conditions at that time.

Prior to the Termination Date, the Board of Trustees will consider whether it is in the best interests of the Fund to terminate and liquidate. If the Board of Trustees determines that under the circumstances, termination and liquidation of the Fund on the Termination Date would not be in the best interests of the Fund, the Board of Trustees, upon the affirmative vote of three-quarters of the Trustees then in office, will present an appropriate amendment to the Fund’s Declaration of Trust at a regular or special meeting of shareholders. An amendment to the limited term provision of the Fund’s Declaration of Trust requires approval by a majority of the Fund’s outstanding voting securities as defined under the Investment Company Act, which means (A) a vote of 67% or more of the voting securities present at a meeting of shareholders where more than 50% of the total outstanding voting securities are present at the meeting, or (B) a vote of more than 50% of the outstanding voting securities, whichever is less. Unless the Termination Date is amended by shareholders in accordance with the Fund’s Declaration of Trust, the Fund currently expects that it will be terminated no later than [        ] [    ], [        ] (regardless of any change in state law affecting the ability of the Board of Trustees to amend the Declaration of Trust).

REPURCHASE OF COMMON SHARES

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their common shares. Instead, the common shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Board of Trustees may consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of common shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. The Board of Trustees may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its common shares unless (i) all accumulated preferred share dividends, if any, have been paid, (ii) at the time of such purchase, redemption or acquisition, the net asset value of the Fund’s portfolio (determined after deducting the price of the common shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of common shares or to make a tender offer for those shares. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the [                    ] listing requirements and the Exchange Act and the Investment Company Act, and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of Trustees at the time it considers such issue, it is not currently anticipated that the Board of Trustees would authorize repurchases of common shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the common shares from the [                    ], or (b) impair the Fund’s eligibility for treatment as a RIC under the Code or its status as a registered closed-end investment company under the Investment Company Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objective and policies in order to repurchase shares; or (3) there is, in the Board of Trustees’ judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the [                    ], (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by United States or state banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The repurchase by the Fund of its shares at prices below net asset value will result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below net asset value will result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its common shares will decrease the Fund’s total managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its common shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding common shares then remaining.

Before deciding whether to take any action if the common shares trade below net asset value, the Board of Trustees would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of certain material U.S. federal income tax considerations applicable to the Fund and to an investment in the common shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, the Fund has not described tax consequences that may be relevant to certain types of shareholders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, pension plans, trusts, financial institutions and persons that will hold common shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for federal income tax purposes. This summary assumes that shareholders hold common shares as capital assets (generally, property held for investment within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax.

For purposes of this discussion, a “U.S. shareholder” is a beneficial owner of common shares that is for U.S. federal income tax purposes:

•	An individual who is a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof, including, for this purpose, the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•	a trust if (i) a U.S. court is able to exercise primary supervision over its administration and one or more “United States persons” (as defined in the Code) have the authority to control all substantial decisions of the trust, or (ii) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes.

For purposes of this discussion, a “non-U.S. shareholder” is a beneficial owner of common shares that is not a U.S. shareholder or a partnership or other pass-through entity for U.S. federal income tax purposes.

If a partnership, or other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds shares of the Fund’s common stock, the U.S. federal income tax treatment of a partner in the partnership generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A shareholder that is a partnership holding shares of the Fund’s common stock, and each partner in such a partnership, should consult his, her or its own tax adviser with respect to the tax consequences of the purchase, ownership and disposition of shares of the Fund’s common stock.

Tax matters are very complicated and the tax consequences to a shareholder of an investment in the Fund’s common shares will depend on the facts of his, her or its particular situation. The Fund encourages shareholders to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Taxation of the Fund

The Fund intends to elect to be treated, and intends to qualify annually for treatment, as a RIC under Subchapter M of the Code. Assuming it qualifies for treatment as a RIC, the Fund generally will not pay corporate-level U.S. federal income taxes on any income or gains that the Fund timely distributes to its shareholders as dividends. Rather, dividends the Fund distributes generally will be taxable to shareholders, and any net operating losses and other Fund tax attributes generally will not pass through to the Fund’s shareholders, subject to special rules for certain items such as net capital gains and qualified dividend income the Fund recognizes. See “Taxation of U.S. Shareholders” and “— Taxation of Non-U.S. Shareholders” below.

To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for treatment as a RIC, the Fund must timely distribute to its shareholders for each taxable year at least the sum of (i) 90% of the Fund’s investment company taxable income (determined without regard to the dividends paid deduction), which is generally the Fund’s net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, if any, and (ii) 90% of its net tax-exempt interest income, if any (the “Annual Distribution Requirement”).

If the Fund qualifies as a RIC and satisfies the Annual Distribution Requirement, then the Fund will not be subject to U.S. federal income tax on the portion of the Fund’s taxable income and net capital gain (generally, net long-term capital gain in excess of net short-term capital loss) that the Fund timely distributes (or is deemed to timely distribute) to the Fund’s shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any taxable income and net capital gain not distributed (or deemed distributed) to the Fund’s shareholders.

The Fund generally will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of the Fund’s net ordinary income (taking into account certain deferrals and elections) for each calendar year, (2) 98.2% of the Fund’s capital gains in excess of capital losses, generally for the one-year period ending October 31 in that calendar year and (3) any net ordinary income and capital gains in excess of capital losses recognized, but not distributed, in preceding years (the “Excise Tax Distribution Requirement”). The Fund will not be subject to the U.S. federal excise tax on amounts on which the Fund is required to pay U.S. federal income tax (such as retained net capital gains, discussed below). Depending upon the level of taxable income earned in a year, the Fund may choose to carry forward taxable income for distribution in the following year and pay the applicable U.S. federal excise tax.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code), or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”); and

•	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of the Fund’s assets is invested in (a) the securities, other than U.S. government securities or securities of other RICs, of any one issuer or of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or (b) the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

For U.S. federal income tax purposes, the Fund will include in its taxable income certain amounts that the Fund has not yet received in cash. For example, if the Fund holds debt obligations that are treated under applicable U.S. federal income tax rules as having original issue discount (such as debt instruments with interest paid in kind or, in certain cases, that have increasing interest rates or are issued with warrants), the Fund must include in its taxable income in each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether the Fund receives cash representing such income in the same taxable year. The Fund may also have to include in its taxable income other amounts that the Fund has not yet received in cash, such as accruals on a contingent payment debt instrument or deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because such original issue discount or other amounts accrued will be included in the Fund’s taxable income for the year of accrual, the Fund may be required to make distributions to its shareholders in order to satisfy the Annual Distribution Requirement and/or the Excise Tax Distribution Requirement, even though the Fund will have not received any corresponding cash payments. Accordingly, to enable the Fund to make distributions to its shareholders that will be sufficient to enable the Fund to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may need to sell some of its assets at times and/or at prices that the Fund would not consider advantageous, the Fund may need to raise additional equity or debt capital or the Fund may need to forego new investment opportunities or otherwise take actions that are disadvantageous to the Fund’s business (or be unable to take actions that are advantageous to the Fund’s business). If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Annual Distribution Requirement, the Fund may fail to qualify for the U.S. federal income tax treatment generally applicable to RICs and, thus, become subject to a corporate-level U.S. federal income tax (and any applicable state and local taxes). If the Fund is unable to obtain cash from other sources to enable the Fund to satisfy the Excise Tax Distribution Requirement, the Fund may become subject to the 4% U.S. federal excise tax.

Because the Fund expects to use debt financing, the Fund may be prevented by financial covenants contained in debt financing agreements from making distributions to the Fund’s shareholders in certain circumstances. In addition, under the Investment Company Act, the Fund is generally not permitted to make distributions to its shareholders while the Fund’s debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Limits on the Fund’s distributions to its shareholders may prevent the Fund from satisfying the Annual Distribution Requirement or the Excise Tax Distribution Requirement and, therefore, may jeopardize the Fund’s qualification for treatment as a RIC, or subject the Fund to the 4% U.S. federal excise tax.

Although the Fund does not presently expect to do so, the Fund may borrow funds and sell assets in order to make distributions to the Fund’s shareholders that are sufficient for the Fund to satisfy the Annual Distribution Requirement. However, the Fund’s ability to dispose of assets may be limited by, among other things, requirements relating to the Fund’s status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous. Alternatively, although the Fund currently does not intend to do so, to satisfy the Annual Distribution Requirement or the Excise Tax Distribution Requirement, the Fund may declare a taxable dividend payable in the Fund’s stock or cash at the election of each shareholder. See “Taxation of Shareholders” below for a discussion of the tax consequences to shareholders upon receipt of such dividends.

A RIC is limited in its ability to deduct expenses in excess of its taxable income. If the Fund’s expenses in a given year exceed the Fund’s taxable income, the Fund would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years and such net operating losses do not pass through to its shareholders. In addition, expenses can be used only to offset taxable income, not net capital gain. A RIC may not use any net capital losses (that is, realized capital losses in excess of realized capital gains) to offset the RIC’s taxable income, but may carry forward such losses, and use them to offset future capital gains, indefinitely. As a result of these limits on the deductibility of expenses and net capital losses, the Fund may for tax purposes have aggregate taxable income for a series of years that the Fund is required to distribute and that is taxable to the Fund’s shareholders even if such income is greater than the aggregate net income the Fund actually earned during those years. In addition, if future capital gains are offset by carried forward capital losses, such future capital gains are not subject to any corporate-level U.S. federal income tax, regardless of whether they are distributed to the Fund’s shareholders. Accordingly, the Fund does not expect to distribute any such offsetted capital gains.

Distributions the Fund makes to its shareholders may be made from cash assets or by liquidation of investments, if necessary. The Fund may recognize gains or losses from such liquidations. In the event the Fund recognizes net capital gains from such transactions, shareholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.

If the Fund fails to satisfy the 90% Income Test for any taxable year or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code apply (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes and/or to dispose of certain assets). If the Fund fails to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund makes any distributions to its shareholders. The Fund would not be able to deduct distributions to its shareholders for U.S. federal income tax purposes. Any distributions the Fund makes generally would be taxable to U.S. shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum rate applicable to individuals and other non-corporate U.S. shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by the Fund during the period in which the Fund failed to qualify as a RIC that are recognized during the 10-year period after requalification as a RIC, unless the Fund makes an election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of the Fund’s requalification as a RIC. The Fund may decide to be taxed as a regular corporation even if the Fund would otherwise qualify as a RIC if the Fund determines that treatment as a corporation for a particular year would be in the Fund’s best interests.

Fund Investments — General

Certain of the Fund’s investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (1) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (2) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (3) convert long-term capital gain, which for noncorporate shareholders is generally subject to tax at reduced income tax rates, into ordinary income or short-term capital gain (which is generally subject to tax as ordinary income), (4) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (5) cause the Fund to recognize income or gain without receipt of a corresponding cash payment, (6) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (7) adversely alter the characterization of certain complex financial transactions and (8) produce income that will not be qualifying income for purposes of the 90% Income Test. The Fund intends to monitor its transactions and may make certain tax elections to mitigate the potential adverse effect of these provisions, but there can be no assurance that the Fund will be eligible for any such tax elections or that any adverse effects of these provisions will be mitigated.

Gain or loss recognized by the Fund from securities acquired by the Fund, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long the Fund held a particular security.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. If more than 50% of the Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations, the Fund may elect to pass through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund for that taxable year. If the Fund so elects, shareholders would be required to include such taxes in their gross incomes (in addition to the dividends and distributions they actually receive), would treat such taxes as foreign taxes paid by them, and as described below may be entitled to a tax deduction for such taxes or a tax credit, subject to a holding period requirement and other limitations under the Code.

Qualified foreign taxes generally include taxes that would be treated as income taxes under U.S. tax regulations but do not include most other taxes, such as stamp taxes, securities transaction taxes, and similar taxes. If the Fund qualifies to make, and makes, the election described above, shareholders may deduct their pro rata portion of qualified foreign taxes paid by the Fund for that taxable year in computing their income subject to U.S. federal income taxation or, alternatively, claim them as credits, subject to applicable limitations under the Code, against their U.S. federal income taxes. Shareholders who do not itemize deductions for U.S. federal income tax purposes will not, however, be able to deduct their pro rata portion of qualified foreign taxes paid by the Fund, although such shareholders will be required to include their shares of such taxes in gross income if the Fund makes the election described above. No deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability.

If the Fund makes this election and a shareholder chooses to take a credit for the foreign taxes deemed paid by such shareholder, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken that the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, long-term and short-term capital gains the Fund realizes and distributes to shareholders will generally not be treated as income from foreign sources in their hands, nor will distributions of certain foreign currency gains subject to Section 988 of the Code or of any other income realized by the Fund that is deemed, under the Code, to be U.S.-source income in the hands of the Fund. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which may have different effects depending upon each shareholder’s particular tax situation, certain shareholders may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Shareholders who are not liable for U.S. federal income taxes, including tax-exempt shareholders, will ordinarily not benefit from this election. If the Fund does make the election, it will provide required tax information to shareholders. The Fund generally may deduct any foreign taxes that are not passed through to its shareholders in computing its income available for distribution to shareholders to satisfy applicable tax distribution requirements.

If the Fund purchases shares in a “passive foreign investment company” (a “PFIC”), the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if the Fund distributes such income as a taxable dividend to its shareholders. Additional charges in the nature of interest generally will be imposed on the Fund in respect of deferred taxes arising from any such excess distribution or gain. If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements (if the election is timely made or certain additional elections that may accelerate the recognition of income are made), the Fund will be required to include in income each year the Fund’s proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, the Fund may be able to elect to mark-to-market at the end of each taxable year the Fund’s shares in a PFIC; in this case, the Fund will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent that any such decrease does not exceed prior increases included in the Fund’s income. The Fund’s ability to make either election will depend on factors beyond the Fund’s control, and are subject to restrictions which may limit the availability of the benefit of these elections. Under either election, the Fund may be required to recognize in a year income in excess of any distributions the Fund receives from PFICs and any proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of determining whether the Fund satisfies the Excise Tax Distribution Requirement. See “— Taxation as a RIC” above.

The taxation of equity options and over-the-counter options on debt securities is governed by Section 1234 of the Code. Pursuant to Code Section 1234, the premium received by the Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Options on indices of securities and sectors of securities will generally be treated as “Section 1256 contracts”. Gains or losses on Section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses. Also, Section 1256 contracts held by the Fund at the end of each taxable year are “marked-to-market” (that is, treated as sold at fair market value), generally resulting in unrealized gains or losses being treated as though they were realized.

Generally, the hedging transactions undertaken by the Fund (including certain call options) may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund. In addition, losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders.

The Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

Because the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which may be distributed to shareholders, and which will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income, expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Some of the income that the Fund might otherwise earn may not satisfy the 90% Income Test. To manage the risk that such income might disqualify the Fund as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as corporations for U.S. federal income tax purposes may be employed to earn such income and (if applicable) hold related assets. Such subsidiary entities may be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the Fund’s shareholders on such fees and income.

The Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

The remainder of this discussion assumes that the Fund qualifies for treatment as a RIC for each taxable year.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s taxable income will generally be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional common shares. To the extent such distributions paid by the Fund to non-corporate shareholders are attributable to “qualified dividend income” (i.e., dividends from U.S. corporations and certain qualified foreign corporations), such distributions generally will be eligible for a maximum federal tax rate of 20%. Dividends paid by the Fund with respect to a taxable year will qualify for the dividends received deduction generally available to corporations to the extent of the amount of dividends received by the Fund from certain domestic corporations for the taxable year. It is anticipated that distributions paid by the Fund generally will not be eligible for the 20% maximum federal tax rate applicable to qualified dividend income or for the dividends received deduction.

Distributions of the Fund’s net capital gain (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) reported by the Fund as “capital gain dividends” will be taxable to each U.S. shareholder as long-term capital gains, regardless of the U.S. shareholder’s holding period for his, her or its common shares and regardless of whether paid in cash or reinvested in additional common shares. Long-term capital gain of an individual U.S. shareholder is generally taxed at preferential rates.

Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional common shares of the Fund. Shareholders receiving distributions in the form of additional common shares of the Fund will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash, unless the Fund issues additional common shares with a fair market value equal to or greater than net asset value, in which case, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed common shares.

Although the Fund currently intends to distribute any net long-term capital gains at least annually, the Fund may in the future decide to retain some or all of its net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid on the deemed distribution by the Fund. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for its common shares. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes the Fund paid. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the annual distribution requirement applicable to RICs is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its common shares. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of common shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of common shares may be disallowed if other common shares are acquired (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the other common shares acquired will be increased to reflect the disallowed loss.

In general, non-corporate U.S. shareholders currently are subject to a maximum federal income tax rate of 20% on their net capital gain. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (the “IRS”). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

The Fund will be required in certain cases to backup withhold and remit to the U.S. Treasury a portion of qualified dividend income, ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) whom the IRS subjects to backup withholding for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an “exempt recipient.” Backup withholding is not an additional tax and any amounts withheld may be refunded or credited against a shareholder’s federal income tax liability, provided the appropriate information is furnished to the IRS.

If a U.S. shareholder recognizes a loss with respect to common shares of the Fund of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder generally must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a RIC are not exempted. The fact that a loss is reportable on this form does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. shareholders should consult their tax advisors to determine the applicability of these regulations in light of their specific circumstances.

A U.S. shareholder that is an individual will generally be subject to a 3.8% tax on the lesser of (i) the U.S. shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. shareholder’s modified adjusted gross income for such taxable year over a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to stock, including the Fund’s common stock, and net gain attributable to the disposition of stock, including the Fund’s common stock (in each case, unless such stock is held in connection with certain trades or businesses), but will be reduced by any deductions properly allocable to such distributions or net gain. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Non-U.S. Shareholders

Whether an investment in common shares of the Fund is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in common shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. shareholders should consult their tax advisors before investing in common shares of the Fund.

Distributions of the Fund’s taxable income to non-U.S. shareholders will generally be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to federal income tax at the rates applicable to U.S. shareholders. In that case, the Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of common shares of the Fund, will not be subject to this 30% federal withholding tax and generally will not be subject to federal income tax unless (i) the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. shareholder in the United States (in which case such distributions or gains would be subject to U.S. federal income tax at the rates applicable to U.S. shareholders) or (ii), in the case of an individual non-U.S. shareholder, the shareholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met (in which case such distributions or gains would be subject to 30% U.S. federal income tax).

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of common shares of the Fund that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the common shares of the Fund may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Unless certain non-U.S. entities that hold common shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities and, after December 31, 2016, redemptions and certain capital gain dividends payable to such entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Non-U.S. shareholders should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the common shares of the Fund.

UNDERWRITING

Subject to the terms and conditions stated in the Fund’s underwriting agreement dated [            ], 2016 each underwriter named below, for which [                    ] are acting as representatives, has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of common shares set forth opposite the name of such underwriter.

Underwriter	Number of Common Shares

Total

The underwriting agreement provides that the obligations of the underwriters to purchase the common shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions. The underwriters are obligated, severally and not jointly, to purchase all the common shares sold under the underwriting agreement if any of the common shares are purchased.

In the underwriting agreement, the Fund and the Adviser have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the Securities Act or to contribute to payments the underwriters may be required to make for any of these liabilities.

Commissions and Discounts

The underwriters propose to initially offer some of the common shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the common shares to certain dealers at the public offering price less a concession not in excess of $[        ] per common share. The sales load investors in the Fund will pay of $[        ] per common share is equal to [    ] % of the initial offering price. After the initial public offering, the concession and discount may be changed. Investors must pay for any common shares purchased on or before [                    ], [                    ].

The following table shows the public offering price, estimated offering expenses, sales load and proceeds, to the Fund. The information assumes either no exercise or full exercise by the underwriters of their option to purchase additional common shares.

	Per Share			Without Option			With Option
Public offering price	$	[	]	$	[	]	$	[	]
Sales load	$	[	]	$	[	]	$	[	]
Estimated offering expenses	$	[	]	$	[	]	$	[	]
Proceeds, after expenses, to the Fund	$	[	]	$	[	]	$	[	]

The expenses of the offering are estimated at $[        ] per common share and are payable by the Fund. Offering expenses paid by the Fund may include reimbursement to the Adviser or its affiliates for expenses incurred in connection with the offering. The Adviser has agreed to pay all organizational expenses of the Fund and the offering costs of the Fund (other than the sales load) to the extent that offering costs (other than the sales load) exceed $[        ] per common share.

Option to Purchase Additional Common Shares

The Fund has granted the underwriters an option to purchase up to [                    ] additional common shares at the public offering price, less the sales load, within [                    ] days from the date of this prospectus. If the underwriters exercise this option to purchase additional Common Shares, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional common shares proportionate to that underwriter’s initial amount set forth in the table above.

Price Stabilization, Short Positions and Penalty Bids

Until the distribution of the common shares is complete, SEC rules may limit underwriters and selling group members from bidding for and purchasing common shares. However, the representatives may engage in transactions that stabilize the price of the common shares, such as bids or purchases to peg, fix or maintain that price.

If the underwriters create a short position in the common shares in connection with the offering (i.e., if they sell more common shares than are listed on the cover of this prospectus), the representatives may reduce that short position by purchasing common shares in the open market. The representatives may also elect to reduce any short position by exercising all or part of the option to purchase common shares described above. The underwriters may also impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the common shares sold in this offering for their account may be reclaimed by the syndicate if such common shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the common shares to stabilize their price or to reduce a short position may cause the price of the common shares to be higher than it might be in the absence of such purchases.

Neither the Fund nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common shares. In addition, neither the Fund nor any of the underwriters makes any representation that the representatives will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

The Fund has agreed not to offer or sell any additional common shares for a period of [            ] days after the date of the underwriting agreement without the prior written consent of the underwriters, except for the sale of the common shares to the underwriters pursuant to the underwriting agreement.

Other Relationships

The Adviser has entered into a distribution agreement with [                    ] under which [                    ] provides assistance to the Adviser with respect to distribution of the common shares. The fees due pursuant to this distribution agreement will be paid exclusively by the Adviser (and not the Fund). The Adviser has agreed to compensate [                    ] in the amount of up to $[        ] (assuming full exercise of the option to purchase additional common shares). The Adviser has also agreed to reimburse certain expenses incurred by [                    ] in connection with the distribution agreement. The reimbursement of expenses by the Adviser to [            ] will not exceed $[            ]. The total fees paid by the Adviser to [                    ] as well as the reimbursement of expenses will not exceed [    ] % of the total public offering price of the common shares sold in this offering. [                    ] is a registered broker-dealer and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and may be deemed an “underwriter” for purposes of this offering under the Securities Act, although [                    ] will not purchase or resell any of the common shares in connection with the offering.

As part of the Fund’s payment of the Fund’s offering expenses, the Fund has agreed to pay expenses related to the fees and disbursements of counsel to the underwriters, in an amount not to exceed $[        ] in the aggregate, in connection with, the review by FINRA of the terms of the sale of the common shares.

The sum total of all compensation to the underwriters in connection with this offering of the common shares, including the fees paid to [    ] pursuant to the distribution agreement, will not exceed in the aggregate [    ]% of the total price to the public of the common shares sold in this offering.

Certain of the underwriters also have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with affiliates of the Fund, including the Adviser.

The Fund anticipates that certain underwriters may from time to time act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be underwriters and, subject to certain restrictions, may act as brokers while they are underwriters. The principal business address of [                    ] is [                    ]. The principal place of business of [                    ] is [                    ]. The principal place of business of [                    ] is [                    ].

ADMINISTRATIVE, CUSTODIAN, TRANSFER AGENT AND OTHER SERVICES

The custodian of the assets of the Fund will be [                    ], located at [                    ]. The custodian will perform custodial, fund accounting and portfolio accounting services.

[                    ], located at [                    ], will serve as the Fund’s transfer agent and dividend paying agent with respect to the common shares.

[                    ], located at [                    ], will serve as the administrator of the Fund. Under the Administration Agreement between [                    ] and the Fund, [                    ] will provide certain administrative services necessary for the operation of the Fund, including maintaining certain Fund books and records, providing accounting and tax services and preparing certain regulatory filings. [                    ] will receive an estimated monthly fee of approximately $[        ] for the provision of administrative services; however, this fee could vary depending on, among other things, the total amount of assets of the Fund, the amount and type of leverage used by the Fund and the types of transactions in which the Fund engages.

INVESTOR SUPPORT SERVICES

The Fund has retained [                    ] to provide investor support services in connection with the on-going operation of the Fund. Such services include providing ongoing contact with respect to the Fund and its performance with financial advisors that are representatives of broker-dealers and other financial intermediaries, communicating with the [                    ] specialist for the common shares, and with the closed-end fund analyst community regarding the Fund on a regular basis, and developing and maintaining a website for the Fund. The Fund will pay [                    ] an estimated monthly fee of approximately $[        ] for such services in the first year of its operations, and will pay [                    ] an estimated monthly fee of approximately $[        ] for such services thereafter; however, this fee could vary depending on, among other things, the total amount of assets of the Fund and the amount and type of leverage used by the Fund.

VALIDITY OF COMMON SHARES

The validity of the common shares will be passed upon for the Fund by [                    ], and for the Underwriters by [                    ]. Matters related to the Investment Company Act will be passed upon by [                    ].

FISCAL YEAR

For accounting purposes, the Fund’s fiscal year is the 12-month period ending on December 31.

For tax purposes, the Fund has adopted the 12-month period ending December 31 of each year as its taxable year.

EXPERTS

[                    ] will serve as the Fund’s independent registered public accounting firm. The financial statements of the Fund as of [                    ] appearing in this prospectus have been audited by [                    ], as set forth in their report thereon, appearing elsewhere herein. Such financial statements are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing. The principal business address of [                    ] is [                    ].

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s prospectus does not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the common shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[To be provided by amendment.]

FINANCIAL STATEMENTS

[To be provided by amendment.]

APPENDIX A

Description of S&P, Moody’s and Fitch Ratings

Short-Term Credit Ratings

S&P -

An S&P short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B-1” – A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-2” – A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“B-3” – A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s -

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch -

Fitch short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Long-Term Credit Ratings

S&P -

The following summarizes the ratings used by S&P for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks — Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s -

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Fitch -

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “RR1” (outstanding).

“CCC” – For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “RR2” (superior), or “RR3” (good) or “RR4” (average).

“CC” – For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “RR4” (average) or “RR5” (below average).

“C” – For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “RR6” (poor).

“RD” – Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

About Credit Ratings

An S&P issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

APPENDIX B

POLICY REGARDING PROXY VOTING

Purpose and Scope

The purpose of this policy and its related procedures regarding voting proxies for securities held in Client accounts and for which Sound Point has been delegated proxy voting authority (“Client Proxies”) is to establish guidelines regarding Client Proxies that are reasonably designed to conform with the requirements of applicable law (this “Policy”).

General Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises proxy voting authority over client securities to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes proxies related to client securities in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted with respect to their securities. Sound Point is committed to implementing policies and procedures that conform to the requirements of the Advisers Act. To that end, it has implemented this Policy to facilitate Sound Point’s compliance with Rule 206(4)-6 and to ensure that proxies related to Client Securities are voted (or not voted) in a manner consistent with the best interest of its Clients.

Proxy Voting Policy

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises its authority to vote Client Proxies to: (i) adopt and implement written policies and procedures that are reasonably designed to ensure that the investment adviser votes Client Proxies in the best interest of its Clients; (ii) ensure that the written policies and procedures address material conflicts that may arise between the interests of the investment adviser and those of its Clients; (iii) describe its proxy voting procedures to clients, and provide copies of such procedures upon request by such clients; and (iv) disclose to clients how they may obtain information from the investment adviser about how the adviser voted their proxies.

Sound Point generally has proxy voting authority over securities held in Client accounts for which it has discretionary investment management responsibility. Proxy voting, however, is not an integral component of Sound Point’s investment strategy, which focuses primarily on investments and trading in fixed income, credit and credit-linked securities (collectively referred to herein as “credit positions”). These types of securities do not typically convey voting rights to the holder. To the extent Clients holds equity securities, it will generally be for the purpose of hedging credit positions or for short-term trading strategies. In the absence of a specific duty, if Sound Point does not believe the exercise of a proxy vote right will have a material economic impact on the client account, Sound Point may not exercise its voting authority with respect to a proxy. In addition, Sound Point may elect to not vote a proxy if the cost of voting, or time commitment required to vote a proxy outweighs the expected benefits of voting the proxy.

These policies and procedures do not mandate that Sound Point vote every Client Proxy that it receives. There may be circumstances when refraining from voting a proxy is in a Client’s best interest, such as when and if Sound Point determines that the cost of voting the proxy exceeds the expected benefit to the Client. Further, Sound Point will not vote proxies for which a Client has not delegated voting authority to Sound Point. Sound Point shall vote all proxies related to Client Accounts where such account has mandated such practice (e.g. 40 Act Clients, Client accounts that specifically instructed Sound Point to vote proxies). With respect to ERISA clients, Sound Point will act prudently and solely in the interest of the participants and beneficiaries of such ERISA client.

Proxy Voting Procedures

Procedures

The CCO or his designee is responsible for determining whether a particular proxy vote may have a material economic impact on an underlying Client position or trading strategy and, if so, instructing the custodian to act in the manner which the CCO believes will increase the value of the underlying credit position or short-term trading strategy. In make any such determination, the CCO shall consider any potential conflicts of interest which may exist and shall at all times act in the manner in which he believes will further the economic interests of the clients. The CCO shall document the rationale for any decision to vote or not to vote a proxy.

Sound Point has retained BroadRidge/ProxyEdge to assist it in coordinating and voting Client Proxies. The CCO or his designee will monitor the third-party to assure that all proxies are being properly voted and appropriate records are being retained.

Any employee, officer or director of Sound Point receiving an inquiry directly from a company holding a proxy contest must promptly notify the CCO.

Conflicts of Interest

Sound Point will not put its own interests ahead of a Client’s interest at any time, and will resolve any potential conflicts between its interests and those of its Clients in favor of its Clients. The CCO will be primarily responsible for determining whether a conflict of interest exists in connection with any Client Proxy vote. The CCO will presume a conflict of interest to exist whenever Sound Point or any partner, member, affiliate, subsidiary or employee of Sound Point has a personal or business interest in the outcome of a particular matter before shareholders.

Limitations on Proxy Voting

Sound Point will not be obliged to vote a Client Proxy if Sound Point reasonably determines that the cost of voting such Securities would exceed the expected benefit to the Client.

Disclosure to Clients

Form ADV Disclosure

Sound Point will disclose in Part 2A of its Form ADV that Clients may contact the CCO during regular business hours, via email or telephone, to obtain information on how Sound Point voted such Client’s proxies for the past 5 years. The summary of this Policy included in Sound Point’s Part 2A of its Form ADV will be updated whenever this Policy is revised. Clients may also receive a copy of this Policy upon their request.

Note that updating the Form ADV with a change to the proxy voting policy outside of the annual update is voluntary. However, Sound Point will need to communicate to the Client any changes to this Policy affecting its fiduciary duty.

Client Requests for Information

Clients and Private Fund Investors may request a copy of this Policy and/or information about how Sound Point has voted securities in their behalf (or, with respect to a Private Fund) account by contacting Sound Point. Sound Point will not disclose proxy votes made on behalf of a Client to other Clients or third parties unless specifically requested, in writing, by the Client. However, to the extent that Sound Point may serve as sub-adviser to another adviser to a client, Sound Point will be deemed to be authorized to provide proxy voting records on such Accounts to such other adviser.

Recordkeeping

In accordance with the recordkeeping requirements of Rule 204-2 of the Advisers Act, Sound Point will, for a period of at least 5 years from the end of the fiscal year during which the record was finalized, maintain or have ready access to the following documents, the first 2 years in an appropriate office of Sound Point:

(i)	a copy of this Policy;

(ii)	a copy of each proxy statement received by Sound Point regarding Securities held on behalf of its Clients;

(iii)	a record of each vote cast by Sound Point on behalf of its Clients;

(iv)	a copy of any documents prepared by Sound Point that were material to making a decision how to vote, or that memorialized the basis for such decision; and

(v)	a copy of each written request received from a Client as to how Sound Point voted proxies on its behalf, and a copy of any written response from Sound Point to any (written or oral) Client request for information on how Sound Point voted proxies on its behalf.

To fulfill some of these recordkeeping requirements, Sound Point may rely on proxy statements filed on EDGAR and proxy statements and records of proxy votes cast that are maintained with a proxy voting service or other third-party, provided that Sound Point has obtained an undertaking from such third-party to provide a copy of the documents promptly upon request.

Additionally Sound Point shall collect proxy information necessary for the preparation and filing of any required forms, such as Form N-PX.

Sound Point will retain each of the records listed above in accordance with Sound Point’s Policy Regarding Recordkeeping.

Shares

Sound Point Alternative Income Fund

Common Stock

$20.00 per share

PROSPECTUS

[                    ]

[            ] , 2016

PART C

OTHER INFORMATION

Item 25.	Statements and exhibits

(1) Financial statements

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), will be filed as part of the prospectus.

(2) Exhibits

(a)(1)	Certificate of Trust, dated November 18, 2015.(1)
(a)(2)	Agreement and Declaration of Trust.(1)
(b)	Bylaws.(1)
(c)	Not Applicable.
(d)	Portions of the Certificate of Trust and Bylaws of the Registrant defining the rights of holders of shares of common stock of the Registrant.(2)
(e)	Form of Dividend Reinvestment Plan.(2)
(f)	Not Applicable.
(g)	Form of Investment Advisory Agreement between the Registrant and Sound Point Capital Management, L.P.(2)
(h)(1)	Form of Underwriting Agreement.(2)
(h)(2)	Form of Master Agreement Among Underwriters.(2)
(h)(3)	Form of Master Selected Dealers Agreement.(2)
(i)	Not Applicable.
(j)	Form of Master Custodian Agreement between the Registrant and [ ].(2)
(k)(1)	Form of Transfer Agency and Service Agreement between the Registrant and [ ].(2)
(k)(2)	Form of Administration Agreement between Registrant and [ ].(2)
(k)(3)	Form of Trademark License Agreement.(2)
(k)(4)	Form of Indemnification Agreement between the Registrant and the Trustees and Officers of the Registrant.(2)
(k)(5)	Form of Investor Support Services Agreement between the Registrant and [ ].(2)
(k)(6)	Form of Distribution Agreement between Sound Point Capital Management, L.P. a and [ ].(2)
(k)(7)	Form of Expense Limitation Agreement.(2)
(l)	Opinion and Consent of Fund Counsel.(2)
(m)	Not Applicable.
(n)	Consent of Independent Registered Public Accounting Firm.(2)
(o)	Not Applicable.
(p)	Subscription Agreement.(2)
(q)	Not Applicable.
(r)(1)	Code of Ethics of Fund.(2)
(r)(2)	Code of Ethics of Adviser.(2)
(s)	Powers of Attorney.(3)

(1)	Filed herewith.
(2)	To be filed by amendment.
(3)	Included in the signature pages of this registration statement.

Item 26.	Marketing arrangements

Reference is made to the form of the underwriting agreement included as Exhibit (h)(1) hereto.

Item 27.	Other expenses of issuance and distribution

Securities and Exchange Commission	$	*
Exchange listing		*
Financial Institution Regulatory Authority fees		*
Printing expenses		*
Promotion		*
Accounting		*
Legal fees and expenses		*
Miscellaneous		*

Total	$	*

*	To be furnished by amendment.

Item 28.	Persons controlled by or under common control with registrant

None

Item 29.	Number of holders of securities

The following table sets forth the approximate number of record holders of the Registrant’s common stock at [            ], 2016.

Title of Class	Number of Record Holders
Common stock, par value $0.001 per share	1

Item 30.	Indemnification

To be provided by amendment.

Item 31.	Business and other connections of adviser

The description of the Adviser under the caption “Management of the Fund” in the prospectus, which forms part of this registration statement, is incorporated by reference herein. Information as to the directors and officers of the Adviser is included in the Adviser’s Form ADV filed with the SEC (SEC Number 801-72515) and is incorporated herein by reference. The Adviser’s principal business address is 375 Park Avenue, 25th Floor, New York, New York 10152.

Item 32.	Locations of accounts and records

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of

(1)	the Registrant, Sound Point Alternative Income Fund, located at 375 Park Avenue, 25th Floor, New York, New York 10152;

(2)	the Transfer Agent, [ ], located at [ ];

(3)	the Custodian, [ ], located at [ ]; and

(4)	the Adviser, Sound Point Capital Management, L.P., located at 375 Park Avenue, 25th Floor, New York, New York 10152.

Item 33.	Management services

Not applicable.

Item 34.	Undertakings

1.	The Registrant undertakes to suspend the offering of shares until it amends the prospectus filed herewith if (a) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (b) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.	For purposes of determining any liability under the Securities Act of 1933 (the “Securities Act”), the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 11th day of December, 2015.

SOUND POINT ALTERNATIVE INCOME FUND

By:	/s/ Stephen Ketchum
Name:	Stephen Ketchum
Title:	President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Stephen Ketchum Stephen Ketchum	President, Chief Executive Officer and Trustee (Principal Executive Officer)	12/09/2015

/s/ Kevin Gerlitz Kevin Gerlitz	Chief Financial Officer (Principal Financial and Accounting Officer)	12/09/2015

/s/ Scott Bronner Scott Bronner	Initial Trustee	12/09/2015

Exhibit Index

(a)(1)	Certificate of Trust, dated November 18, 2015.

(a)(2)	Agreement and Declaration of Trust.

(b)	Bylaws.